 Oppenheimer Real Asset Fund(R) Prospectus dated December 28, 2001 As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Fund's securities nor has it determined that this Prospectus is accurate or complete. It is a criminal offense to represent otherwise. Oppenheimer Real Asset Fund(R)is a mutual fund. It seeks to provide total return by investing primarily in commodity-linked hybrid instruments, U.S. government securities, asset-basked securities and repurchase agreements. Hybrid instruments are derivative investments that have higher risks of volatility and loss of principal. You should carefully consider these risks before investing. This Prospectus contains important information about the Fund's objective, its investment policies, strategies and risks. It also contains important information about how to buy and sell shares of the Fund and other account features. Please read this Prospectus carefully before you invest and keep it for future reference about your account. (logo) OppenheimerFunds The Right Way to Invest 110 CONTENTS ---------------------------- ----------------------------------------------------------------------------------------- ABOUT THE FUND The Fund's Investment Objective and Strategies Main Risks of Investing in the Fund The Fund's Past Performance Fees and Expenses of the Fund About the Fund's Investments How the Fund is Managed ABOUT YOUR ACCOUNT How to Buy Shares Class A Shares Class B Shares Class C Shares Class N Shares Class Y Shares Special Investor Services AccountLink PhoneLink OppenheimerFunds Internet Website Retirement Plans How to Sell Shares By Mail By Telephone How to Exchange Shares Shareholder Account Rules and Policies Dividends, Capital Gains and Taxes Financial Highlights ---------------------------- ----------------------------------------------------------------------------------------- A B O U T T H E F U N D The Fund's Objective and Investment Strategies What Is the Fund's Investment Objective? The Fund seeks total return. Total return refers to the change in value of an investment in shares of the Fund over time resulting from changes in the value of the Fund's investments and income on those investments. What Does the Fund MAINLY Invest In? The Fund normally invests at least 65% of its assets in: o "Hybrid instruments" that are commodity-linked derivative investments, mainly structured notes, and o futures contracts, options, interest rate swaps, forward contracts, investment-grade and non-investment-grade corporate bonds and notes, asset-backed securities, repurchase agreements and securities issued or guaranteed by the U.S. government or its agencies and instrumentalities, including mortgage-backed securities. Commodity-linked derivative investments provide investors with exposure to the investment returns of "real assets" that trade in the commodities markets without investing directly in physical commodities. "Real assets," as opposed to stocks or bonds, are assets that have tangible properties, such as oil, livestock, and agricultural or metal products. How Do the portfolio managers Decide What Investments to Buy or Sell? The Fund's portfolio managers generally allocate the Fund's investments among a variety of different commodity sectors, based on the weightings of the components of the Fund's benchmark index, the Goldman Sachs Commodity Index (the "GSCI(R)"). However, the Fund is actively managed and its investment allocations may differ from the weightings in the GSCI. As a result, the Fund's performance is likely to differ from the performance of the GSCI. It is not an "index" fund. The Fund attempts to provide its shareholders with exposure to the returns of the commodity markets through commodity-linked investments, rather than by investing directly in physical commodities. To do so, the portfolio managers invest a substantial percentage of the Fund's assets in commodity-linked derivative investments while also investing a substantial portion of the Fund's assets in U.S. government securities and other debt securities to provide liquidity and income. The portfolio managers currently use a four-step process to select commodity-linked investments for the Fund. This process may change over time or other factors and strategies may be employed: o Macro-Economic Analysis: They evaluate the overall business cycle using macroeconomic analysis, to develop their expectations regarding potential commodity returns. o Commodity Sector Allocation: They use that broad economic analysis to make target allocations of the Fund's assets among the five broad commodity sectors in the GSCI: energy, agriculture, livestock, industrial metals and precious metals. The portfolio managers perform a sub-sector analysis to identify supply and demand imbalances for the commodities in a sector. They analyze the structure for futures prices for those commodities to try to find sectors that they believe may provide growth opportunities. As a result, the Fund's allocation of its investments within each sector may differ (at times, significantly) from the sector weightings within the GSCI. o Security Selection: The portfolio managers then select the mix of structured notes, futures and other investments to implement the Fund's commodity exposure, and government securities, bonds and other investments to provide liquidity and income. o Performance and Portfolio Risk Monitoring: On an ongoing basis, the portfolio managers monitor the performance and risks of the Fund's investments. Who Is the Fund Designed For? The Fund is designed for aggressive investors seeking total return over the long term, mainly from commodity-linked derivative investments. The Fund is not designed for investors seeking current income or preservation of capital. Because commodity market returns may not be correlated with the returns of equity and debt markets over the long term, an investment in the Fund may provide useful diversification in an investor's overall portfolio. However, the Fund is not a complete investment program and should not be an investor's sole investment because its performance is linked to the performance of highly volatile commodities. Investors should consider buying shares of the Fund only as part of an overall portfolio strategy that includes other asset classes, such as fixed-income and equity investments. Investors in the Fund should be willing to assume the greater risks of potentially significant short-term share price fluctuations because of the Fund's investments in commodity-linked instruments. Main Risks of Investing in the Fund All investments have risks to some degree. The Fund's investments are subject to changes in their value from a number of factors, described below. There is also the risk that poor investment selection by the Fund's Sub-Advisor, Oppenheimer Real Asset Management, Inc., will cause the Fund to underperform other funds having a similar investment objective. Special Risks of hybrid or derivative investments. In general terms, a hybrid instrument is a derivative investment, which is an investment contract whose value depends on (or is derived from) the value of an underlying asset, interest rate, index or commodity. The commodity-linked structured notes and futures contracts in which the Fund invests are hybrid instruments that have substantial risks, including risk of loss of a significant portion of their principal value. Because the performance of these notes is linked to the performance of the underlying commodity prices, these investments are subject to "market risks" that relate to the movements of prices in the commodity markets. They may be subject to additional special risks that do not affect traditional equity and debt securities: o Risk of loss of interest. If payment of interest on a structured note or other hybrid instrument is linked to the value of a particular commodity, futures contract, index or other economic variable, the Fund might not receive all (or a portion) of the interest due on its investment if there is a loss of value of the underlying investment. o Risk of loss of principal. To the extent that the amount of the principal to be repaid upon maturity is linked to the value of a particular commodity, futures contract, index or other economic variable, the Fund might not receive all or a portion of the principal at maturity of the investment. At any time, the risk of loss associated with particular instruments in the Fund's portfolio may be significantly higher than 50% of the value of the investment. o Lack of secondary market. A liquid secondary market may not exist for the specially created hybrid instruments the Fund buys, which may make it difficult for the Fund to sell them at an acceptable price or to accurately value them. o Risk of greater volatility. The value of the commodity-linked derivative investments the Fund buys may fluctuate significantly because the values of the underlying investments to which they are linked are themselves extremely volatile. Additionally, economic leverage will increase the volatility of these hybrid instruments as they may increase or decrease in value more quickly than the underlying commodity, index, futures contract, or other economic variable. If the Sub-Advisor uses a derivative instrument at the wrong time or judges market conditions incorrectly, the strategies may result in a significant loss to the Fund and reduce the Fund's return. The Fund could also experience losses if the prices of its hedging instruments, futures and options positions were not properly correlated with its other investments. If the issuer of the derivative does not pay the amount due, the Fund can lose money on the investment. Interest rate and stock market changes in the U.S. and abroad may influence the performance of derivatives. Also, the underlying security or investment on which the derivative is based, and the derivative itself, may not perform the way the Sub-Advisor expected it to. If that happens, the Fund's share price could decline. Credit Risk. Commodity-linked notes issued by banks, broker-dealers or corporations are subject to credit risk. Credit risk is the risk that the issuer might not pay interest when due or repay principal at maturity of the obligation. If the issuer fails to pay interest, the Fund's income might be reduced, and if the issuer fails to pay principal, the value of that investment, and the Fund's share prices may fall. The Fund will attempt to limit credit risk, to the extent possible, by engaging in transactions with counterparties that have an investment-grade credit rating, or a Letter of Credit from a major money center bank or some other form of credit enhancement. However, the Fund can invest up to 10% of its total assets in below-investment-grade securities that have greater credit risks than investment-grade securities. A downgrade in an issuer's credit rating or other adverse news about an issuer can reduce the value of that issuer's securities. Hedging Risk. The Fund can use hedging instruments, such as options, futures and swaps to hedge against declines in the value of its portfolio investments, as well as to seek greater returns. There are special risks in particular hedging strategies the Fund might use. For example, if a covered call written by the Fund is exercised on an investment that has increased in value above the call price, the Fund will be required to sell the investment at the call price and will not be able to realize any profit on the investment above the call price. In writing a put, there is a risk that the Fund may be required to buy the underlying security at a disadvantageous price if the market value is below the put price. Risks of Non-Diversification. The Fund is "non-diversified" under the Investment Company Act. That means that the Fund can invest in the securities of a single issuer without limit. This policy gives the Fund more flexibility to invest in the obligations of a single issuer than if it were a "diversified" fund. However, the Fund intends to diversify its investments so that it will qualify as a "regulated investment company" under the Internal Revenue Code (although it reserves the right not to qualify). Under that requirement, with respect to 50% of its total assets, the Fund may invest up to 25% of its assets in the securities of any one issuer. To the extent the Fund invests a relatively high percentage of its assets in the obligations of a single issuer or a limited number of issuers, the Fund is subject to additional risk of loss if those obligations lose market value or the issuer of those obligations defaults. Interest Rate Risks. Debt securities are subject to changes in their value when prevailing interest rates change. When interest rates fall, the values of already-issued debt securities generally rise. When prevailing interest rates rise, the values of already-issued debt securities generally fall. The magnitude of these fluctuations is generally greater for debt securities with longer maturities. The Fund's share prices can go up or down when interest rates change because of the effect of the change on the value of the Fund's portfolio of debt securities. o Prepayment Risks. The interest-only and principal-only mortgage-backed securities the Fund can buy are especially sensitive to interest rate changes, which can affect not only their prices but can also change the prepayment assumptions about those investments and income flows the Fund receives from them. Mortgage- backed securities are subject to the risks of unanticipated prepayment. The risk is that when interest rates fall, borrowers under the mortgages that underlie these securities will prepay their mortgages more quickly than expected, causing the issuer of the security to prepay the principal to the Fund prior to the security's expected maturity. The Fund may be required to reinvest the proceeds at a lower interest rate, reducing its income. Mortgage- backed securities subject to prepayment risk generally offer less potential for gains when prevailing interest rates fall and have greater potential for loss when prevailing interest rates rise. The impact of prepayments on the price of a security may be difficult to predict and may increase the volatility of the price. If the Fund buys mortgage- backed securities at a premium, accelerated prepayments on those securities could cause the Fund to lose a portion of its principal investment represented by the premium. risks of leverage. Some derivatives the Fund buys involve a degree of leverage. For example, a hybrid instrument linked to the value of a commodity index may return income calculated as a multiple of the price movement of the underlying index. Economic leverage occurs when an investor has the right to a return on an investment that exceeds the return that the investor would be expected to receive based on the amount contributed to the investment. Economically leveraged hybrid instruments can increase the gain or the loss associated with changes in the value of an underlying commodity, index, futures contract or other economic variable. The Fund has limits on the leverage ratio of each hybrid investment it buys as well as on its overall portfolio. How Risky is the Fund Overall? The Fund's derivative investments may be quite volatile and may lose principal value. The risks described above collectively form the overall risk profile of the Fund and can affect the value of the Fund's investments, its investment performance and the prices of its shares. Particular investments and investment strategies also have risks. These risks mean that you can lose money by investing in the Fund. When you redeem your shares, they may be worth more or less than what you paid for them. There is no assurance that the Fund will achieve its investment objective. The Sub-Advisor attempts to reduce some of these risks by investing in instruments linked to different sectors of the commodity markets, by not investing 25% or more of its assets in securities issued by companies in any one industry, and by carefully researching investments before they are purchased for the portfolio. However, the Fund's share prices can be expected to be very volatile. In the OppenheimerFunds spectrum of funds, the Fund is an aggressive fund. The Fund is expected to have a higher share price volatility than the other Oppenheimer funds that invest mainly in equity or fixed-income securities because of the special risks to which the Fund's derivative investments are subject. An investment in the Fund is not a deposit of any bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund's Past Performance The bar chart and table below show one measure of the risks of investing in the Fund, by showing the Fund's performance (for its Class A shares) from year to year for the full calendar years since the Fund's inception (3/31/97) and by showing how the average annual total returns of the Fund's shares compare to those of a broad-based market index. The Fund's past investment performance is not necessarily an indication of how the Fund will perform in the future. Annual Total Returns (Class A) (as of 12/31 each year) [See appendix to prospectus for data in bar chart showing the annual total return] For the period from 1/1/01 through 9/30/01, the cumulative return (not annualized) of Class A shares was -23.62%. Sales charges are not included in the calculations of return in this bar chart, and if those charges were included, the returns would be less than those shown. During the period shown in the bar chart, the highest return (not annualized) for a calendar quarter was 16.69% (3Q'99) and the lowest return (not annualized) for a calendar quarter was -25.88% (4Q'98). ---------------------------------------------------- ---------------- ---------------------------- Average Annual Total Returns for the periods 1 Year 5 Years ending December 31, 2000 (or life of class, if less) ---------------------------------------------------- ---------------- ---------------------------- ---------------------------------------------------- ---------------- ---------------------------- Class A Shares (inception 3/31/97) 36.14% -2.01% ---------------------------------------------------- ---------------- ---------------------------- ---------------------------------------------------- ---------------- ---------------------------- Class B Shares (inception 3/31/97) 38.51% -1.89% ---------------------------------------------------- ---------------- ---------------------------- ---------------------------------------------------- ---------------- ---------------------------- Class C Shares (inception 3/31/97) 42.43% -1.23% ---------------------------------------------------- ---------------- ---------------------------- ---------------------------------------------------- ---------------- ---------------------------- Class Y Shares (inception 3/31/97) 45.52% -0.16% ---------------------------------------------------- ---------------- ---------------------------- ---------------------------------------------------- ---------------- ---------------------------- Goldman Sachs Commodity Index (GSCI(R)) 49.74% 6.11%1 ---------------------------------------------------- ---------------- ---------------------------- 1. From 3/31/97. The Fund's average annual total returns include applicable sales charges: for Class A, the current maximum initial sales charge of 5.75%; for Class B, the contingent deferred sales charge of 5% (1-year) and 3% (life of class); and for Class C, the 1% contingent deferred sales charge for the 1-year period. There is no sales charge for Class Y. The returns measure the performance of a hypothetical account and assume that all dividends and capital gains distributions have been reinvested in additional shares. The performance of the Fund's shares is compared to the Goldman Sachs Commodity Index (GSCI(R)), a composite index of commodity sector returns representing an unleveraged, long-term investment in commodity futures. Index performance includes reinvestment of income but does not reflect transaction costs. The Fund's investments vary from those in the index and the Fund is not an "index" fund. Class N shares were not publicly offered during the period shown. Fees and Expenses of the Fund The following tables are provided to help you understand the fees and expenses you may pay if you buy and hold shares of the Fund. The Fund pays a variety of expenses directly for management of its assets, administration, distribution of its shares and other services. Those expenses are subtracted from the Fund's assets to calculate the Fund's net asset values per share. All shareholders therefore pay those expenses indirectly. Shareholders pay other transaction expenses directly, such as sales charges. The numbers below are based on the Fund's expenses during its fiscal year ended August 31, 2001. Shareholder Fees (charges paid directly from your investment): ------------------------------------- --------------- ---------------- ---------------- ---------------- --------------- Class A Shares Class B Shares Class C Shares Class N Shares Class Y Shares ------------------------------------- --------------- ---------------- ---------------- ---------------- --------------- ------------------------------------- --------------- ---------------- ---------------- --------------- ---------------- Maximum Sales Charge (Load) on 5.75% None None None None purchases (as % of offering price) ------------------------------------- --------------- ---------------- ---------------- --------------- ---------------- ------------------------------------- --------------- ---------------- ---------------- --------------- ---------------- Maximum Deferred Sales Charge None1 5%2 1%3 1%4 None (Load) (as % of the lower of the original offering price or redemption proceeds) ------------------------------------- --------------- ---------------- ---------------- --------------- ---------------- 1. A contingent deferred sales charge may apply to redemptions of investments of $1 million or more ($500,000 for certain retirement plan accounts) of Class A shares. See "How to Buy Shares" for details. 2. Applies to redemptions in first year after purchase. The contingent deferred sales charge declines to 1% in the sixth year and is eliminated after that. 3. Applies to shares redeemed within 12 months of purchase. 4. Applies to shares redeemed within 18 months of a retirement plan's first purchase of Class N shares. Annual Fund Operating Expenses (deducted from Fund assets): (% of average daily net assets) -------------------------------------- --------------- ---------------- --------------- ---------------- --------------- Class A Shares Class B Shares Class C Shares Class N Shares Class Y Shares -------------------------------------- --------------- ---------------- --------------- ---------------- --------------- -------------------------------------- --------------- ---------------- --------------- ---------------- --------------- Management Fees 1.00% 1.00% 1.00% 1.00% 1.00% -------------------------------------- --------------- ---------------- --------------- ---------------- --------------- -------------------------------------- --------------- ---------------- --------------- ---------------- --------------- Distribution and/or Service (12b-1) 0.25% 1.00% 1.00% 0.50% None Fees -------------------------------------- --------------- ---------------- --------------- ---------------- --------------- -------------------------------------- --------------- ---------------- --------------- ---------------- --------------- Other Expenses 0.26% 0.27% 0.26% 0.38% 0.38% -------------------------------------- --------------- ---------------- --------------- ---------------- --------------- -------------------------------------- --------------- ---------------- --------------- ---------------- --------------- Total Annual Operating Expenses 1.51% 2.27% 2.26% 1.88% 1.38% -------------------------------------- --------------- ---------------- --------------- ---------------- --------------- Expenses may vary in future years. "Other expenses" include transfer agent fees, custodial fees, and accounting and legal expenses that the Fund pays. The Fund's transfer agent has voluntarily agreed to limit transfer and shareholder servicing agent fees to 0.25% per annum of Class Y shares, effective January 1, 2001, and for all other classes, 0.35% per annum, effective October 1, 2001. That undertaking may be amended or withdrawn at any time. The "Other Expenses" for Class Y shares in the table are based on, among other things, the fees the Fund would have paid if the transfer agent had not waived a portion of its fee under a voluntary undertaking to the Fund. After the waiver, the actual "Other Expenses" and "Total Annual Operating Expenses" as percentages of average daily net assets were 0.17% and 1.17%, respectively for Class Y shares. Examples. The following examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in a class of shares of the Fund for the time periods indicated and reinvest your dividends and distributions. The first example assumes that you redeem all of your shares at the end of those periods. The second example assumes that you keep your shares. Both examples also assume that your investment has a 5% return each year and that the class's operating expenses remain the same. Your actual costs may be higher or lower because expenses will vary over time. Based on these assumptions your expenses would be as follows: ---------------------------------- --------------------- -------------------- ------------------- ----------------- If shares are redeemed: 1 Year 3 Years 5 Years 10 Years1 ---------------------------------- --------------------- -------------------- ------------------- ----------------- ---------------------------------- --------------------- -------------------- ------------------- ----------------- Class A Shares $720 $1,025 $1,351 $2,273 ---------------------------------- --------------------- -------------------- ------------------- ----------------- ---------------------------------- --------------------- -------------------- ------------------- ----------------- Class B Shares $730 $1,009 $1,415 $2,239 ---------------------------------- --------------------- -------------------- ------------------- ----------------- ---------------------------------- --------------------- -------------------- ------------------- ----------------- Class C Shares $329 $706 $1,210 $2,595 ---------------------------------- --------------------- -------------------- ------------------- ----------------- ---------------------------------- --------------------- -------------------- ------------------- ----------------- Class N Shares $291 $591 $1,016 $2,201 ---------------------------------- --------------------- -------------------- ------------------- ----------------- ---------------------------------- --------------------- -------------------- ------------------- ----------------- Class Y Shares $119 $372 $644 $1,420 ---------------------------------- --------------------- -------------------- ------------------- ----------------- ---------------------------------- --------------------- -------------------- ------------------- ----------------- If shares are not redeemed: 1 Year 3 Years 5 Years 10 Years1 ---------------------------------- --------------------- -------------------- ------------------- ----------------- ---------------------------------- --------------------- -------------------- ------------------- ----------------- Class A Shares $720 $1,025 $1,351 $2,273 ---------------------------------- --------------------- -------------------- ------------------- ----------------- ---------------------------------- --------------------- -------------------- ------------------- ----------------- Class B Shares $230 $709 $1,215 $2,239 ---------------------------------- --------------------- -------------------- ------------------- ----------------- ---------------------------------- --------------------- -------------------- ------------------- ----------------- Class C Shares $229 $706 $1,210 $2,595 ---------------------------------- --------------------- -------------------- ------------------- ----------------- ---------------------------------- --------------------- -------------------- ------------------- ----------------- Class N Shares $191 $591 $1,016 $2,201 ---------------------------------- --------------------- -------------------- ------------------- ----------------- ---------------------------------- --------------------- -------------------- ------------------- ----------------- Class Y Shares $119 $372 $644 $1,420 ---------------------------------- --------------------- -------------------- ------------------- ----------------- In the first example, expenses include the initial sales charge for Class A and the applicable Class B, Class C or Class N contingent deferred sales charges. In the second example, the Class A expenses include the sales charge, but Class B, Class C or Class N expenses do not include the contingent deferred sales charges. 1. Class B expenses for years 7 through 10 are based on Class A expenses, because Class B shares automatically convert to Class A after 6 years. About the Fund's Investments The Fund's Principal Investment Policies. The allocation of the Fund's portfolio among different investments will vary over time based upon the Sub-Advisor's evaluation of economic and market trends. The Fund's portfolio might not always include all of the different types of investments described below. The Statement of Additional Information contains more detailed information about the Fund's investment policies and risks. Because the Fund's assets are not invested solely in commodity-linked investments, and because the Fund's commodity-linked investments may be allocated in amounts that vary from the proportional weightings in the GSCI, the Fund is not an "index" fund. Commodity-Linked Derivative Investments. The value of a commodity-linked derivative investment typically is based upon the price movements of a physical commodity (such as heating oil, livestock, or agricultural products), a commodity futures contract or commodity index, or some other readily measurable economic variable dependent upon changes in the value of commodities or the commodities markets. The Fund invests in commodity-linked derivative investments that are hybrid instruments that are excluded from regulation under the Commodity Exchange Act and the rules thereunder, so that the Fund will not be considered a "commodity pool." The Fund may invest up to 100% of its total assets in qualifying hybrid instruments. Additionally, from time to time the Fund may invest in other hybrid instruments that do not qualify for exemption from certain regulation under the Commodity Exchange Act. o Index-Linked and Commodity-Linked "Structured" Notes. The Fund invests in derivative debt instruments with principal and/or coupon payments linked to the value of commodities, commodity futures contracts, or the performance of commodity indices, such as the GSCI. These are "commodity-linked" or "index-linked" notes. They are sometimes referred to as "structured notes" because the terms of the debt instrument may be structured by the issuer of the note and the purchaser of the note. These notes may be issued by banks, brokerage firms, insurance companies and other corporations. The values of these notes will rise or fall in response to changes in the underlying commodity or related index or investment. These notes expose the Fund economically to movements in commodity prices, but a particular note is primarily a debt obligation. These notes also are subject to credit and interest rate risks that in general affect the values of debt securities. Therefore, at the maturity of the note, the Fund may receive more or less principal than it originally invested. The Fund might receive interest payments on the note that are more or less than the stated coupon interest payments. To try to reduce this risk, the Fund does not expect to invest more than 25% of its total assets in structured notes under whose terms the potential loss, either at redemption or maturity, exceeds 50% of the face value of the notes. That amount is calculated at the time of investment. The Fund does not intend to invest more than 10% of its total assets, determined at the time of investment, in notes that mature in more than 19 months. Futures and Options. The Fund uses futures contracts and put and call options to attempt to increase its investment return, and to manage its exposure to changing interest rates, commodity prices, securities prices, and other economic variables. In the broadest sense, futures and options may be considered derivative investments. The Fund can purchase and sell commodity futures contracts, forward contracts, options on futures contracts and options and futures on commodity indices, to adjust its exposure to the returns of the commodity markets from its other commodity-linked investments. The Fund can also buy and sell other types of futures contracts and options relating to them. o Put and Call Options. A call option gives the buyer the right, but not the obligation, to purchase an underlying asset at a specified price. A put option gives the buyer the right, but not the obligation, to sell an underlying asset at a specified price. The Fund may buy and sell exchange-traded and over-the-counter options. The Fund may write calls if they are "covered." For calls on securities, that means the Fund owns the securities that are subject to the call. For other types of calls, the Fund must segregate liquid assets to cover its obligation under the call. There is no limit on the amount of the Fund's total assets that may be subject to covered calls. The Fund may also write puts. In doing so, the Fund must identify liquid assets to cover the put. No more than 50% of the Fund's total assets may be subject to puts that the Fund writes. o Futures Contracts. A futures contract obligates the seller to deliver at a specified date a specified quantity of a commodity at a specified price. In practice, only a very small percentage of all futures contracts result in actual delivery of the underlying commodity. Generally, the Fund expects to satisfy or offset its delivery obligations by taking an equal, but opposite position in the futures market in the same commodity. Forward Contracts. The Fund may invest in forward contracts to buy or sell foreign currency for future delivery at a fixed price. The Fund may use them to try to "lock in" the U.S. dollar price of a security denominated in a foreign currency that the Fund has purchased or sold, or to protect against possible losses from changes in the relative value of the U.S. dollar and a foreign currency. The Fund may also use "cross hedging," a technique that seeks to hedge against changes in currencies other than the currency in which a security the Fund holds is denominated. The use of forward contracts might reduce the gain on an investment that would otherwise result from a change in the relationship between the U.S. dollar and the foreign currency in which the investment is denominated. Swap Transactions. Swap transactions are privately negotiated agreements between the Fund and a counterparty to exchange or swap investment cash flows or assets at specified intervals in the future. The obligations may extend beyond one year. There is no central exchange or market for swap transactions and therefore they are less liquid investments than exchange-traded instruments. If the Fund were to sell a swap it owned to a third party, the Fund would still remain primarily liable for the obligations under the swap contract. Additionally, the Fund will bear the risk that the counterparty could default under a swap agreement. The Fund can engage in total return swaps. A total return swap gives the Fund the right to receive the appreciation in value of an underlying asset in return for paying a fee to the counterparty. The fee paid by the Fund will typically be determined by multiplying the face value of the swap agreement by an agreed-upon interest rate. If the underlying asset declines in value over the term of the swap, the Fund would also be required to pay the dollar value of that decline to the counterparty. The Fund intends to invest only in swap transactions that are excluded from regulation by the Commodity Futures Trading Commission under the Commodity Exchange Act and the rules thereunder. Debt Securities. The Fund buys debt securities of corporations as well as the U.S. government or its agencies and instrumentalities. These investments may have short-, medium-, or long-term maturities. The Fund buys debt securities for liquidity purposes as well as the income they pay. U.S. Government Securities. The Fund invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities. Some of those securities are directly issued by the U.S. Treasury, such as U.S. Treasury bills, notes and bonds. They are backed by the full faith and credit of the U.S. government and are deemed to have the highest credit quality. Some securities issued by U.S. government agencies, such as Government National Mortgage Corporation pass-through mortgage obligations ("Ginnie Maes"), are also backed by the full faith and credit of the U.S. government. Others are supported by the right of the agency to borrow an amount from the U.S. government limited to a specific line of credit (for example, "Fannie Mae" bonds issued by Federal National Mortgage Corporation). Others are supported only by the credit of the agency that issued the security (for example, "Freddie Mac" obligations issued by Federal Home Loan Mortgage Corporation). o Mortgage-Backed Securities and Collateralized Mortgage-Backed Obligations ("CMOs"). The Fund may invest in securities issued by the U.S. government or its agencies and instrumentalities that represent an interest in a pool of mortgage loans. These include CMOs and other "pass-through" mortgage securities. The issuer's obligation to make interest and principal payments on a mortgage-backed security is secured by the underlying portfolio of mortgages or mortgage-backed securities. o "Stripped" Securities. "Stripped" securities are the separate income or principal components of a debt security. Some CMOs or other mortgage-related securities may be stripped, with each component having a different proportion of principal or interest payments. One class might receive all the interest and the other all the principal payments. Stripped securities that receive interest-only are subject to increased volatility in price when interest rates change and have the additional risk that if the principal underlying the CMO is prepaid (which is more likely to happen if interest rates fall), the Fund will lose the anticipated cash flow from the interest on the mortgages that were prepaid. Principal-only securities are also sensitive to changes in interest rates. When prepayments on principal-only CMOs fall, the timing of the cash flows to these securities increases, making them more sensitive to interest rate changes. Stripped securities that receive principal payments only are also subject to the additional risk that the security will be less liquid during demand or supply imbalances. Asset-Backed Securities. The Fund can buy asset-backed securities, which are fractional interests in pools of loans collateralized by the loans or other assets or receivables. They are issued by trusts and special purpose corporations that pass the income from the underlying pool to the buyer of the interest. These securities are subject to the risk of default by the issuer as well as by the borrowers of the underlying loans in the pool, as well as interest rate and prepayment risks. Repurchase Agreements. The Fund can enter into repurchase agreements. They may be used for cash management purposes or in swap transactions for liquidity. In a repurchase transaction, the Fund buys a security and simultaneously sells it to the seller for delivery at a future date. Repurchase agreements must be fully collateralized. However, if the seller fails to pay the resale price on the delivery date, the Fund may incur costs in disposing of the collateral and may experience losses if there is any delay in its ability to do so. If the default on the part of the seller is due to its bankruptcy, the Fund's ability to liquidate the collateral may be delayed or limited. Money Market Instruments. The Fund can invest in money market instruments, which are short-term debt obligations (having a maturity of 13 months or less). They include U.S. government obligations, commercial paper and other short-term commercial obligations. Money market obligations can also include certificates of deposit, bankers' acceptances, bank deposits and other financial institution obligations of a domestic or foreign bank. The Fund may keep a portion of its assets in cash. Industry Focus. The Fund will not invest 25% or more of its total assets in hybrid instruments and securities issued by companies in any one industry. However, the Fund will invest 25% or more of its total assets in securities, hybrid instruments and other instruments linked to industries in the five basic commodity sectors of the GSCI. In addition, the Fund can invest more than 25% of its total assets in hybrid instruments and securities issued by companies in the financial services sector (which includes, for example, the banking, brokerage and insurance industries). In that case, the Fund's share values will fluctuate in response to events affecting issuers in that sector. Can the Fund's Investment Objective and Policies Change? The Fund's Board of Trustees can change non-fundamental investment policies without shareholder approval, although significant changes will be described in amendments to this Prospectus. Fundamental policies cannot be changed without the approval of a majority of the Fund's outstanding voting shares. The Fund's investment objective is a fundamental policy. Other investment restrictions that are fundamental policies are listed in the Statement of Additional Information. An investment policy is not fundamental unless this Prospectus or the Statement of Additional Information says that it is. Other Investment Strategies. To seek its objective, the Fund can also use the investment techniques and strategies described below. The Fund might not always use all of them. These techniques and strategies have risks, although some are designed to help reduce overall investment or market risks. High-Yield Securities. The Fund can invest up to 10% of its total assets in debt securities that are below investment grade. These are debt securities rated below the four highest rating categories of a nationally recognized ratings organization such as Standard and Poor's Rating Services, Moody's Investors Service, Inc. or unrated securities that the Sub-Advisor believes are comparable to rated securities in those categories. High-yield, lower-grade debt securities, whether rated or unrated, are speculative investments sometimes referred to as "junk bonds." Lower-grade debt securities have special risks that may make them riskier investments than investment-grade securities. They may be subject to greater market fluctuations and risk of loss of income and principal than lower yielding, investment-grade debt securities. There may be less of a market for them and therefore they may be harder to sell at an acceptable price. There is a relatively greater possibility that the issuer's earnings may be insufficient to allow it to make the payments of interest due on the outstanding obligation. The issuer's low credit worthiness may also increase the potential for its insolvency. These risks mean that the Fund may not achieve the expected return from its investment in lower-grade debt securities, and that the Fund's net asset values per share may be adversely affected by declines in value of these securities. "Private-Label" Mortgage-Backed Securities, CMOs, and Zero-Coupon Obligations. The Fund may purchase mortgage-backed securities, CMOs and zero-coupon bonds sold by private-issuers, such as banks, savings and loans, and other entities. These obligations of private-issuers are not backed or guaranteed by the U.S. government, and pose greater credit risk than securities issued by the U.S. government, or its agencies and instrumentalities. Portfolio Turnover. The Fund may engage in short-term trading of commodity-linked investments to try to achieve its objective. Portfolio turnover affects brokerage costs. However, the Fund purchases many of its investments directly from dealers without using brokers. If the Fund realizes capital gains when it sells its portfolio investments, it must generally pay those gains out to shareholders, increasing their taxable distributions. The financial highlights table at the end of this Prospectus shows the Fund's portfolio turnover rates during prior fiscal years. Illiquid and Restricted Securities. Investments may be illiquid because of the absence of an active trading market, making it difficult to value them or dispose of them promptly at an acceptable price. A restricted security is one that has a contractual restriction on its resale or which cannot be sold publicly until it is registered under the Securities Act of 1933. The Fund will not invest more than 15% of its net assets in illiquid or restricted securities. That percentage limitation generally does not apply to certain restricted securities that are eligible for resale to qualified institutional purchasers. The Manager monitors holdings of illiquid securities on an ongoing basis to determine whether to sell any holdings to maintain adequate liquidity. Temporary Defensive and Interim Investments. In times of unstable or adverse market or economic conditions, the Fund can invest up to 100% of its total assets in temporary defensive investments. Generally they would be cash equivalents (such as commercial paper), money market instruments, short-term debt securities, U.S. government securities, or repurchase agreements. They can also include other investment-grade debt securities. The Fund might also hold these types of securities pending the investment of proceeds from the sale of Fund shares or portfolio securities or to meet anticipated redemptions of Fund shares. To the extent the Fund invests defensively in these securities, it might not achieve its investment objective of total return. How the Fund is Managed The Manager and the sub-advisor. The Fund is managed by OppenheimerFunds, Inc. (the "Manager"). Oppenheimer Real Asset Management, Inc., a wholly-owned subsidiary of the Manager, is the Sub-Advisor for the Fund. The Sub-Advisor is responsible for selecting the Fund's investments and handling its day-to-day business. The Manager carries out its duties, subject to the policies established by the Fund's Board of Trustees, under an investment advisory agreement with the Fund that states the Manager's responsibilities. The agreement sets the fees the Fund pays to the Manager and describes the expenses that the Fund is responsible to pay to conduct its business. The Sub-Advisor has a sub-advisory agreement with the Manager and is paid by the Manager. The Manager has been an investment advisor since January 1960. The Sub-Advisor was organized in 1996. The Manager and its subsidiaries and affiliates managed more than $120 billion in assets as of October 1, 2001 including other Oppenheimer funds, with more than 5 million shareholder accounts. The Manager is located at 498 Seventh Avenue, New York, New York 10018. Portfolio Managers. The portfolio managers of the Fund are John Kowalik and Kevin Baum. They are the persons principally responsible for the day-to-day management of the Fund's portfolio. Mr. Kowalik is a Senior Vice President of the Manager and a Vice President of the Fund and of the Sub-Advisor. Mr. Baum is a Vice President of the Manager. Messrs. Kowalik and Baum are Chartered Financial Analysts. Mr. Kowalik became a Senior Vice President of the Manager in June 1998 and joined the Fund's portfolio management team May 24, 1999. Before joining the Manager, Mr. Kowalik was Managing Director and Senior Portfolio Manager at Prudential Global Advisors (1989-June 1998). Mr. Kowalik serves as an officer and portfolio manager of other Oppenheimer funds. Mr. Baum joined the Fund's portfolio management team on May 24, 1999. He has served as the Fund's principal trader since its inception in March 1997. Previously, Mr. Baum was a trading and securities analyst for the Manager (1993-February 1997). Advisory Fees. Under the investment advisory agreement, the Fund pays the Manager an advisory fee at an annual rate that declines as the Fund's assets grow: 1.0% of the first $200 million of average annual net assets, 0.90% of the next $200 million, 0.85% of the next $200 million, 0.80% of the next $200 million, and 0.75% of net assets in excess of $800 million. Under the sub-advisory agreement, the Manager pays the Sub-Advisor the following annual fees: 0.50% of the first $200 million of average annual net assets, 0.45% of the next $200 million, 0.425% of the next $200 million, 0.40% of the next $200 million, and 0.375% of the net assets in excess of $800 million. The Fund's management fee for its last fiscal year ended August 31, 2001 was 1.00% of average annual net assets of each class of shares. A B O U T Y O U R A C C O U N T How to Buy Shares HOW DO you buy SHARES? You can buy shares several ways, as described below. The Fund's Distributor, OppenheimerFunds Distributor, Inc., may appoint servicing agents to accept purchase (and redemption) orders. The Distributor, in its sole discretion, may reject any purchase order for the Fund's shares. Buying Shares Through Your Dealer. You can buy shares through any dealer, broker, or financial institution that has a sales agreement with the Distributor. Your dealer will place your order with the Distributor on your behalf. Buying Shares Through the Distributor. Complete an OppenheimerFunds New Account Application and return it with a check payable to "OppenheimerFunds Distributor, Inc." Mail it to P.O. Box 5270, Denver, Colorado 80217. If you don't list a dealer on the application, the Distributor will act as your agent in buying the shares. However, we recommend that you discuss your investment with a financial advisor before you make a purchase to be sure that the Fund is appropriate for you. o Paying by Federal Funds Wire. Shares purchased through the Distributor may be paid for by Federal Funds wire. The minimum investment is $2,500. Before sending a wire, call the Distributor's Wire Department at 1.800.525.7048 to notify the Distributor of the wire and to receive further instructions. o Buying Shares Through OppenheimerFunds AccountLink. With AccountLink, you pay for shares by electronic funds transfers from your bank account. Shares are purchased for your account by a transfer of money from your bank account through the Automated Clearing House (ACH) system. You can provide those instructions automatically, under an Asset Builder Plan, described below, or by telephone instructions using OppenheimerFunds PhoneLink, also described below. Please refer to "AccountLink," below for more details. o Buying Shares Through Asset Builder Plans. You may purchase shares of the Fund (and up to four other Oppenheimer funds) automatically each month from your account at a bank or other financial institution under an Asset Builder Plan with AccountLink. Details are in the Asset Builder Application and the Statement of Additional Information. HOW MUCH MUST YOU INVEST? You can buy Fund shares with a minimum initial investment of $1,000 and make additional investments at any time with as little as $25. There are reduced minimum investments under special investment plans. o With Asset Builder Plans, 403(b) plans, Automatic Exchange Plans and military allotment plans, you can make initial and subsequent investments for as little as $25. You can make additional purchases of at least $25 through AccountLink. o Under retirement plans, such as IRAs, pension and profit-sharing plans and 401(k) plans, you can start your account with as little as $250. If your IRA is started as an Asset Builder Plan, the $25 minimum applies. Additional purchases may be for as little as $25. o The minimum investment requirement does not apply to reinvesting dividends from the Fund or other Oppenheimer funds (a list of them appears in the Statement of Additional Information, or you can ask your dealer or call the Transfer Agent), or reinvesting distributions from unit investment trusts that have made arrangements with the Distributor. AT WHAT PRICE ARE SHARES SOLD? Shares are sold at their offering price which is the net asset value per share plus any initial sales charge that applies. The offering price that applies to a purchase order is based on the next calculation of the net asset value per share that is made after the Distributor receives the purchase order at its offices in Colorado, or after any agent appointed by the Distributor receives the order and sends it to the Distributor. Net Asset Value. The Fund calculates the net asset value of each class of shares as of the close of The New York Stock Exchange, on each day the Exchange is open for trading (referred to in this Prospectus as a "regular business day"). The Exchange normally closes at 4:00 P.M., New York time, but may close earlier on some days. All references to time in this Prospectus mean "New York time." The net asset value per share is determined by dividing the value of the Fund's net assets attributable to a class by the number of shares of that class that are outstanding. To determine net asset value, the Fund's Board of Trustees has established procedures to value the Fund's securities, in general, based on market value. The Board has adopted special procedures for valuing illiquid and restricted securities and obligations for which market values cannot be readily obtained. Because some foreign securities trade in markets and on exchanges that operate on weekends and U.S. holidays, the values of some of the Fund's foreign investments may change on days when investors cannot buy or redeem Fund shares. If, after the close of the principal market on which a security held by the Fund is traded, and before the time the Fund's securities are priced that day, an event occurs that the Manager deems likely to cause a material change in the value of such security, the Fund's Board of Trustees has authorized the Manager, subject to the Board's review, to ascertain a fair value for such security. The Offering Price. To receive the offering price for a particular day, in most cases the Distributor or its designated agent must receive your order by the time of day The New York Stock Exchange closes that day. If your order is received on a day when the Exchange is closed or after it has closed, the order will receive the next offering price that is determined after your order is received. Buying Through a Dealer. If you buy shares through a dealer, your dealer must receive the order by the close of The New York Stock Exchange and transmit it to the Distributor so that it is received before the Distributor's close of business on a regular business day (normally 5:00 P.M.) to receive that day's offering price. Otherwise, the order will receive the next offering price that is determined. WHAT CLASSES OF SHARES DOES THE FUND OFFER? The Fund offers investors five different classes of shares. The different classes of shares represent investments in the same portfolio of securities, but the classes are subject to different expenses and will likely have different share prices. When you buy shares, be sure to specify the class of shares. If you do not choose a class, your investment will be made in Class A shares. Class A Shares. If you buy Class A shares, you pay an initial sales charge (on investments up to $1 million). The amount of that sales charge will vary depending on the amount you invest. The sales charge rates are listed in "How Can You Buy Class A Shares?" below. Class B Shares. If you buy Class B shares, you pay no sales charge at the time of purchase, but you will pay an annual asset-based sales charge. If you sell your shares within 6 years of buying them, you will normally pay a contingent deferred sales charge. That contingent deferred sales charge varies depending on how long you own your shares, as described in "How Can You Buy Class B Shares?" below. Class C Shares. If you buy Class C shares, you pay no sales charge at the time of purchase, but you will pay an annual asset-based sales charge. If you sell your shares within 12 months of buying them, you will normally pay a contingent deferred sales charge of 1%, as described in "How Can You Buy Class C Shares?" below. Class N Shares. If you buy Class N shares (available only through certain retirement plans), you pay no sales charge at the time of purchase, but you will pay an annual asset-based sales charge. If you sell your shares within 18 months of the retirement plan's first purchase of Class N shares, you may pay a contingent deferred sales charge of 1%, as described in "How Can You Buy Class N Shares?" below. Class Y Shares. Class Y shares generally are offered only to certain institutional investors that have special agreements with the Distributor and to individual investors making purchases of $2 million or more, as described in "How Can You Buy Class Y Shares?" below. WHICH CLASS OF SHARES SHOULD YOU CHOOSE? Once you decide that the Fund is an appropriate investment for you, the decision as to which class of shares is best suited to your needs depends on a number of factors that you should discuss with your financial advisor. Some factors to consider are how much you plan to invest and how long you plan to hold your investment. If your goals and objectives change over time and you plan to purchase additional shares, you should re-evaluate those factors to see if you should consider another class of shares. The Fund's operating costs that apply to a class of shares and the effect of the different types of sales charges on your investment will vary your investment results over time. The discussion below is not intended to be investment advice or a recommendation, because each investor's financial considerations are different. The discussion below assumes that you will purchase only one class of shares and not a combination of shares of different classes. Of course, these examples are based on approximations of the effects of current sales charges and expenses projected over time, and do not detail all of the considerations in selecting a class of shares. You should analyze your options carefully with your financial advisor before making that choice. How Long Do You Expect to Hold Your Investment? While future financial needs cannot be predicted with certainty, knowing how long you expect to hold your investment will assist you in selecting the appropriate class of shares. Because of the effect of class-based expenses, your choice will also depend on how much you plan to invest. For example, the reduced sales charges available for larger purchases of Class A shares may, over time, offset the effect of paying an initial sales charge on your investment, compared to the effect over time of higher class-based expenses on shares of Class B or Class C. For retirement plans that qualify to purchase Class N shares, Class N shares will generally be more advantageous than Class B and Class C shares. o Investing for the Shorter Term. While the Fund is meant to be a long-term investment, if you have a relatively short-term investment horizon (that is, you plan to hold your shares for not more than six years), you should probably consider purchasing Class A or Class C shares rather than Class B shares. That is because of the effect of the Class B contingent deferred sales charge if you redeem within six years, as well as the effect of the Class B asset-based sales charge on the investment return for that class in the short-term. Class C shares might be the appropriate choice (especially for investments of less than $100,000), because there is no initial sales charge on Class C shares, and the contingent deferred sales charge does not apply to amounts you sell after holding them one year. However, if you plan to invest more than $100,000 for the shorter term, then as your investment horizon increases toward six years, Class C shares might not be as advantageous as Class A shares. That is because the annual asset-based sales charge on Class C shares will have a greater impact on your account over the longer term than the reduced front-end sales charge available for larger purchases of Class A shares. And for non-retirement plan investors who invest $1 million or more, in most cases Class A shares will be the most advantageous choice, no matter how long you intend to hold your shares. For that reason, the Distributor normally will not accept purchase orders of $500,000 or more of Class B shares or $1 million or more of Class C shares from a single investor. o Investing for the Longer Term. If you are investing less than $100,000 for the longer-term, for example for retirement, and do not expect to need access to your money for seven years or more, Class B shares may be appropriate. Are There Differences in Account Features That Matter to You? Some account features may not be available to Class B, Class C and Class N shareholders. Other features may not be advisable (because of the effect of the contingent deferred sales charge) for Class B, Class C and Class N shareholders. Therefore, you should carefully review how you plan to use your investment account before deciding which class of shares to buy. Additionally, the dividends payable to Class B, Class C and Class N shareholders will be reduced by the additional expenses borne by those classes that are not borne by Class A or Class Y shares, such as the Class B, Class C and Class N asset-based sales charges described below and in the Statement of Additional Information. Share certificates are not available for Class B, Class C or Class N shares, and if you are considering using your shares as collateral for a loan, that may be a factor to consider. How Do Share Classes Affect Payments to Your Broker? A financial advisor may receive different compensation for selling one class of shares than for selling another class. It is important to remember that Class B, Class C and Class N contingent deferred sales charges and asset-based sales charges have the same purpose as the front-end sales charge on sales of Class A shares: to compensate the Distributor for concessions and expenses it pays to dealers and financial institutions for selling shares. The Distributor may pay additional compensation from its own resources to securities dealers or financial institutions based upon the value of shares of the Fund owned by the dealer or financial institution for its own account or for its customers. Special Sales Charge Arrangements and Waivers. Appendix C to the Statement of Additional Information details the conditions for the waiver of sales charges that apply in certain cases, and the special sales charge rates that apply to purchases of shares of the Fund by certain groups, or under specified retirement plan arrangements or in other special types of transactions. To receive a waiver or special sales charge rate, you must advise the Distributor when purchasing shares or the Transfer Agent when redeeming shares that the special conditions apply. HOW CAN YOU BUY CLASS A SHARES? Class A shares are sold at their offering price, which is normally net asset value plus an initial sales charge. However, in some cases, described below, purchases are not subject to an initial sales charge, and the offering price will be the net asset value. In other cases, reduced sales charges may be available, as described below or in the Statement of Additional Information. Out of the amount you invest, the Fund receives the net asset value to invest for your account. The sales charge varies depending on the amount of your purchase. A portion of the sales charge may be retained by the Distributor or allocated to your dealer as concession. The Distributor reserves the right to reallow the entire concession to dealers. The current sales charge rates and concessions paid to dealers and brokers are as follows: ----------------------------- ---------------------------- ---------------------------- --------------------------- Amount of Purchase Front-End Sales Charge As Front-End Sales Charge As Concession As Percentage a Percentage of a Percentage of Net Amount Offering Price Invested of Offering Price ----------------------------- ---------------------------- ---------------------------- --------------------------- ----------------------------- ---------------------------- ---------------------------- --------------------------- Less than $25,000 5.75% 6.10% 4.75% ----------------------------- ---------------------------- ---------------------------- --------------------------- ----------------------------- ---------------------------- ---------------------------- --------------------------- $25,000 or more but less 5.50% 5.82% 4.75% than $50,000 ----------------------------- ---------------------------- ---------------------------- --------------------------- ----------------------------- ---------------------------- ---------------------------- --------------------------- $50,000 or more but less 4.75% 4.99% 4.00% than $100,000 ----------------------------- ---------------------------- ---------------------------- --------------------------- ----------------------------- ---------------------------- ---------------------------- --------------------------- $100,000 or more but less 3.75% 3.90% 3.00% than $250,000 ----------------------------- ---------------------------- ---------------------------- --------------------------- ----------------------------- ---------------------------- ---------------------------- --------------------------- $250,000 or more but less 2.50% 2.56% 2.00% than $500,000 ----------------------------- ---------------------------- ---------------------------- --------------------------- ----------------------------- ---------------------------- ---------------------------- --------------------------- $500,000 or more but less 2.00% 2.04% 1.60% than $1 million ----------------------------- ---------------------------- ---------------------------- --------------------------- Can You Reduce Class A Sales Charges? You may be eligible to buy Class A shares at reduced sales charge rates under the Fund's "Right of Accumulation" or a Letter of Intent, as described in "Reduced Sales Charges" in the Statement of Additional Information. Class A Contingent Deferred Sales Charge. There is no initial sales charge on purchases of Class A shares of any one or more of the Oppenheimer funds aggregating $1 million or more, or for certain purchases by particular types of retirement plans that were permitted to purchase such shares prior to March 1, 2001 ("grandfathered retirement accounts"). Retirement plans are not permitted to make initial purchases of Class A shares subject to a contingent deferred sales charge, except as provided below. The Distributor pays dealers of record concessions in an amount equal to 1.0% of purchases of $1 million or more other than by grandfathered retirement accounts. For grandfathered retirement accounts, the concession is 1.0% of the first $2.5 million, plus 0.50% of the next $2.5 million, plus 0.25% of purchases over $5 million, calculated on a calendar year basis. In either case, the concession will not be paid on purchases of shares by exchange or that were previously subject to a front-end sales charge and dealer concession. If you redeem any of those shares within an 18 month "holding period" measured from the beginning of the calendar month of their purchase, a contingent deferred sales charge (called the "Class A contingent deferred sales charge") may be deducted from the redemption proceeds. That sales charge will be equal to 1.0% of the lesser of: o the aggregate net asset value of the redeemed shares at the time of redemption (excluding shares purchased by reinvestment of dividends or capital gain distributions) or o the original net asset value of the redeemed shares. The Class A contingent deferred sales charge will not exceed the aggregate amount of the concessions the Distributor paid to your dealer on all purchases of Class A shares of all Oppenheimer funds you made that were subject to the Class A contingent deferred sales charge. Purchases by Certain Retirement Plans. There is no initial sales charge on purchases of Class A shares of any one or more Oppenheimer funds by retirement plans that have $10 million or more in plan assets and that have entered into a special agreement with the Distributor and by retirement plans which are part of a retirement plan product or platform offered by certain banks, broker-dealers, financial advisors, insurance companies or recordkeepers which have entered into a special agreement with the Distributor. The Distributor currently pays dealers of record concessions in an amount equal to 0.25% of the purchase price of Class A shares by those retirement plans from its own resources at the time of sale, subject to certain exceptions as described in the Statement of Additional Information. There is no contingent deferred sales charge upon the redemption of such shares. HOW CAN YOU BUY CLASS B SHARES? Class B shares are sold at net asset value per share without an initial sales charge. However, if Class B shares are redeemed within six years from the beginning of the calendar month of their purchase, a contingent deferred sales charge will be deducted from the redemption proceeds. The Class B contingent deferred sales charge is paid to compensate the Distributor for its expenses of providing distribution-related services to the Fund in connection with the sale of Class B shares. The amount of the contingent deferred sales charge will depend on the number of years since you invested and the dollar amount being redeemed, according to the following schedule for the Class B contingent deferred sales charge holding period: ----------------------------------------------------------- -------------------------------------------------------- Years Since Beginning of Month in Which Contingent Deferred Sales Charge on Redemptions in That Year Purchase Order was Accepted (As % of Amount Subject to Charge) ----------------------------------------------------------- -------------------------------------------------------- ----------------------------------------------------------- -------------------------------------------------------- 0 - 1 5.0% ----------------------------------------------------------- -------------------------------------------------------- ----------------------------------------------------------- -------------------------------------------------------- 1 - 2 4.0% ----------------------------------------------------------- -------------------------------------------------------- ----------------------------------------------------------- -------------------------------------------------------- 2 - 3 3.0% ----------------------------------------------------------- -------------------------------------------------------- ----------------------------------------------------------- -------------------------------------------------------- 3 - 4 3.0% ----------------------------------------------------------- -------------------------------------------------------- ----------------------------------------------------------- -------------------------------------------------------- 4 - 5 2.0% ----------------------------------------------------------- -------------------------------------------------------- ----------------------------------------------------------- -------------------------------------------------------- 5 - 6 1.0% ----------------------------------------------------------- -------------------------------------------------------- ----------------------------------------------------------- -------------------------------------------------------- 6 and following None ----------------------------------------------------------- -------------------------------------------------------- In the table, a "year" is a 12-month period. In applying the contingent deferred sales charge, all purchases are considered to have been made on the first regular business day of the month in which the purchase was made. Automatic Conversion of Class B Shares. Class B shares automatically convert to Class A shares 72 months after you purchase them. This conversion feature relieves Class B shareholders of the asset-based sales charge that applies to Class B shares under the Class B Distribution and Service Plan, described below. The conversion is based on the relative net asset value of the two classes, and no sales load or other charge is imposed. When any Class B shares you hold convert, any other Class B shares that were acquired by reinvesting dividends and distributions on the converted shares will also convert to Class A shares. For further information on the conversion feature and its tax implications, see "Class B Conversion" in the Statement of Additional Information. HOW CAN YOU BUY CLASS C SHARES? Class C shares are sold at net asset value per share without an initial sales charge. However, if Class C shares are redeemed within a holding period of 12 months from the beginning of the calendar month of their purchase, a contingent deferred sales charge of 1.0% will be deducted from the redemption proceeds. The Class C contingent deferred sales charge is paid to compensate the Distributor for its expenses of providing distribution-related services to the Fund in connection with the sale of Class C shares. How Can You Buy Class N Shares? Class N shares are offered only through retirement plans (including IRAs and 403(b) plans) that purchase $500,000 or more of Class N shares of one or more Oppenheimer funds or through group retirement plans (which do not include IRAs and 403(b) plans) that have assets of $500,000 or more or 100 or more eligible participants. See "Availability of Class N shares" in the Statement of Additional Information for other circumstances where Class N shares are available for purchase. A contingent deferred sales charge of 1.00% will be imposed upon the redemption of Class N shares, if: o The group retirement plan is terminated or Class N shares of all Oppenheimer funds are terminated as an investment option of the plan and Class N shares are redeemed within 18 months after the plan's first purchase of Class N shares of any Oppenheimer fund, or o With respect to an IRA or 403(b) plan, Class N shares are redeemed within 18 months of the plan's first purchase of Class N shares of any Oppenheimer fund. Retirement plans that offer Class N shares may impose charges on plan participant accounts. The procedures for buying, selling, exchanging and transferring the Fund's other classes of shares (other than the time those orders must be received by the Distributor or Transfer Agent in Colorado) and the special account features applicable to purchasers of those other classes of shares described elsewhere in this prospectus do not apply to Class N shares offered through a group retirement plan. Instructions for buying, selling, exchanging or transferring Class N shares offered through a group retirement plan must be submitted by the plan, not by plan participants for whose benefit the shares are held. Who Can Buy Class Y Shares? Class Y shares are sold at net asset value per share without a sales charge directly to institutional investors that have special agreements with the Distributor for this purpose. They may include insurance companies, registered investment companies and employee benefit plans. For example, Massachusetts Mutual Life Insurance Company ("MassMutual"), an affiliate of the Manager, may purchase Class Y shares of the Fund and other Oppenheimer funds (as well as Class Y shares of funds advised by MassMutual) for asset allocation programs, investment companies or separate investment accounts it sponsors and offers to its customers. The Distributor may also accept purchase orders from individual investors who invest $2 million or more in their account. An individual investor may not acquire Class Y shares that would represent 10% of the Fund's total assets. An institutional investor that buys Class Y shares for its customers' accounts may impose charges on those accounts. The procedures for buying, selling, exchanging and transferring the Fund's other classes of shares (other than the time those orders must be received by the Distributor or Transfer Agent at their Colorado office) and the special account features available to investors buying those other classes of shares do not apply to Class Y shares. Instructions for buying, selling, exchanging or transferring Class Y shares must be submitted by the institutional investor, not by its customers for whose benefit the shares are held. DISTRIBUTION AND SERVICE (12B-1) PLANS. Service Plan for Class A Shares. The Fund has adopted a Service Plan for Class A shares. It reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate of up to 0.25% of the average annual net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions quarterly for providing personal service and maintenance of accounts of their customers that hold Class A shares. Distribution and Service Plans for Class B, Class C and Class N Shares. The Fund has adopted Distribution and Service Plans for Class B, Class C and Class N shares to pay the Distributor for its services and costs in distributing Class B, Class C and Class N shares and servicing accounts. Under the plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% per year on Class B shares and on Class C shares and the Fund pays the Distributor an annual asset-based sales charge of 0.25% per year on Class N shares. The Distributor also receives a service fee of 0.25% per year under each plan. The asset-based sales charge and service fees increase Class B and Class C expenses by 1.00% and increase Class N expenses by 0.50% of the net assets per year of the respective class. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges. The Distributor uses the service fees to compensate dealers for providing personal services for accounts that hold Class B, Class C or Class N shares. The Distributor pays the 0.25% service fees to dealers in advance for the first year after the shares were sold by the dealer. After the shares have been held for a year, the Distributor pays the service fees to dealers on a quarterly basis. The Distributor retains the service fees for accounts for which it renders the required personal services. The Distributor currently pays a sales concession of 3.75% of the purchase price of Class B shares to dealers from its own resources at the time of sale. Including the advance of the service fee, the total amount paid by the Distributor to the dealer at the time of sale of Class B shares is therefore 4.00% of the purchase price. The Distributor retains the Class B asset-based sales charge. The Distributor currently pays a sales concession of 0.75% of the purchase price of Class C shares to dealers from its own resources at the time of sale. Including the advance of the service fee, the total amount paid by the Distributor to the dealer at the time of sale of Class C shares is therefore 1.00% of the purchase price. The Distributor pays the asset-based sales charge as an ongoing concession to the dealer on Class C shares that have been outstanding for a year or more. The Distributor currently pays a sales concession of 0.75% of the purchase price of Class N shares to dealers from its own resources at the time of sale. Including the advance of the service fee, the total amount paid by the Distributor to the dealer at the time of sale of Class N shares is therefore 1.00% of the purchase price, subject to certain exceptions as described in the Statement of Additional Information. The Distributor retains the asset-based sales charge on Class N shares. Special Investor Services ACCOUNTLINK. You can use our AccountLink feature to link your Fund account with an account at a U.S. bank or other financial institution. It must be an Automated Clearing House (ACH) member. AccountLink lets you: o transmit funds electronically to purchase shares by telephone (through a service representative or by PhoneLink) or automatically under Asset Builder Plans, or o have the Transfer Agent send redemption proceeds or transmit dividends and distributions directly to your bank account. Please call the Transfer Agent for more information. You may purchase shares by telephone only after your account has been established. To purchase shares in amounts up to $250,000 through a telephone representative, call the Distributor at 1.800.852.8457. The purchase payment will be debited from your bank account. AccountLink privileges should be requested on your Application or your dealer's settlement instructions if you buy your shares through a dealer. After your account is established, you can request AccountLink privileges by sending signature-guaranteed instructions to the Transfer Agent. AccountLink privileges will apply to each shareholder listed in the registration on your account as well as to your dealer representative of record unless and until the Transfer Agent receives written instructions terminating or changing those privileges. After you establish AccountLink for your account, any change of bank account information must be made by signature-guaranteed instructions to the Transfer Agent signed by all shareholders who own the account. PHONELINK. PhoneLink is the OppenheimerFunds automated telephone system that enables shareholders to perform a number of account transactions automatically using a touch-tone phone. PhoneLink may be used on already-established Fund accounts after you obtain a Personal Identification Number (PIN), by calling the special PhoneLink number, 1.800.533.3310. Purchasing Shares. You may purchase shares in amounts up to $100,000 by phone, by calling 1.800.533.3310. You must have established AccountLink privileges to link your bank account with the Fund to pay for these purchases. Exchanging Shares. With the OppenheimerFunds Exchange Privilege, described below, you can exchange shares automatically by phone from your Fund account to another OppenheimerFunds account you have already established by calling the special PhoneLink number. Selling Shares. You can redeem shares by telephone automatically by calling the PhoneLink number and the Fund will send the proceeds directly to your AccountLink bank account. Please refer to "How to Sell Shares," below for details. CAN YOU SUBMIT TRANSACTION REQUESTS BY FAX? You may send requests for certain types of account transactions to the Transfer Agent by fax (telecopier). Please call 1.800.525.7048 for information about which transactions may be handled this way. Transaction requests submitted by fax are subject to the same rules and restrictions as written and telephone requests described in this Prospectus. OPPENHEIMERFUNDS INTERNET WEBSITE. You can obtain information about the Fund, as well as your account balance, on the OppenheimerFunds Internet website, at WWW.OPPENHEIMERFUNDS.COM. Additionally, shareholders listed in the account ------------------------ registration (and the dealer of record) may request certain account transactions through a special section of that website. To perform account transactions or obtain account information online, you must first obtain a user I.D. and password on that website. If you do not want to have Internet account transaction capability for your account, please call the Transfer Agent at 1.800.525.7048. At times, the website may be inaccessible or its transaction features may be unavailable. AUTOMATIC WITHDRAWAL AND EXCHANGE PLANS. The Fund has several plans that enable you to sell shares automatically or exchange them to another OppenheimerFunds account on a regular basis. Please call the Transfer Agent or consult the Statement of Additional Information for details. REINVESTMENT PRIVILEGE. If you redeem some or all of your Class A or Class B shares of the Fund, you have up to six months to reinvest all or part of the redemption proceeds in Class A shares of the Fund or other Oppenheimer funds without paying a sales charge. This privilege applies only to Class A shares that you purchased subject to an initial sales charge and to Class A or Class B shares on which you paid a contingent deferred sales charge when you redeemed them. This privilege does not apply to Class C, Class N or Class Y shares. You must be sure to ask the Distributor for this privilege when you send your payment. RETIREMENT PLANS. You may buy shares of the Fund for your retirement plan account. If you participate in a plan sponsored by your employer, the plan trustee or administrator must buy the shares for your plan account. The Distributor also offers a number of different retirement plans that individuals and employers can use: Individual Retirement Accounts (IRAs). These include regular IRAs, Roth IRAs, SIMPLE IRAs, rollover IRAs and Education IRAs. SEP-IRAs. These are Simplified Employee Pension Plan IRAs for small business owners or self-employed individuals. 403(b)(7) Custodial Plans. These are tax-deferred plans for employees of eligible tax-exempt organizations, such as schools, hospitals and charitable organizations. 401(k) Plans. These are special retirement plans for businesses. Pension and Profit-Sharing Plans. These plans are designed for businesses and self-employed individuals. Please call the Distributor for OppenheimerFunds retirement plan documents, which include applications and important plan information. How to Sell Shares You can sell (redeem) some or all of your shares on any regular business day. Your shares will be sold at the next net asset value calculated after your order is received in proper form (which means that it must comply with the procedures described below) and is accepted by the Transfer Agent. The Fund lets you sell your shares by writing a letter or by telephone. You can also set up Automatic Withdrawal Plans to redeem shares on a regular basis. If you have questions about any of these procedures, and especially if you are redeeming shares in a special situation, such as due to the death of the owner or from a retirement plan account, please call the Transfer Agent first, at 1.800.525.7048, for assistance. Certain Requests Require a Signature Guarantee. To protect you and the Fund from fraud, the following redemption requests must be in writing and must include a signature guarantee (although there may be other situations that also require a signature guarantee): o You wish to redeem more than $100,000 and receive a check o The redemption check is not payable to all shareholders listed on the account statement o The redemption check is not sent to the address of record on your account statement o Shares are being transferred to a Fund account with a different owner or name o Shares are being redeemed by someone (such as an Executor) other than the owners Where Can You Have Your Signature Guaranteed? The Transfer Agent will accept a guarantee of your signature by a number of financial institutions, including: o a U.S. bank, trust company, credit union or savings association, o a foreign bank that has a U.S. correspondent bank, o a U.S. registered dealer or broker in securities, municipal securities or government securities, or o a U.S. national securities exchange, a registered securities association or a clearing agency. If you are signing on behalf of a corporation, partnership or other business or as a fiduciary, you must also include your title in the signature. Retirement Plan Accounts. There are special procedures to sell shares in an OppenheimerFunds retirement plan account. Call the Transfer Agent for a distribution request form. Special income tax withholding requirements apply to distributions from retirement plans. You must submit a withholding form with your redemption request to avoid delay in getting your money and if you do not want tax withheld. If your employer holds your retirement plan account for you in the name of the plan, you must ask the plan trustee or administrator to request the sale of the Fund shares in your plan account. HOW DO you SELL SHARES BY MAIL? Write a letter of instruction that includes: o Your name o The Fund's name o Your Fund account number (from your account statement) o The dollar amount or number of shares to be redeemed o Any special payment instructions o Any share certificates for the shares you are selling o The signatures of all registered owners exactly as the account is registered, and o Any special documents requested by the Transfer Agent to assure proper authorization of the person asking to sell the shares. Use the following address for Send courier or express mail Requests by mail: requests to: OppenheimerFunds Services OppenheimerFunds Services P.O. Box 5270 10200 E. Girard Avenue, Building D Denver Colorado 80217 Denver, Colorado 80231 HOW DO you SELL SHARES BY TELEPHONE? You and your dealer representative of record may also sell your shares by telephone. To receive the redemption price calculated on a particular regular business day, your call must be received by the Transfer Agent by the close of The New York Stock Exchange that day, which is normally 4:00 P.M., but may be earlier on some days. You may not redeem shares held in an OppenheimerFunds retirement plan account or under a share certificate by telephone. o To redeem shares through a service representative, call 1.800.852.8457 o To redeem shares automatically on PhoneLink, call 1.800.533.3310 Whichever method you use, you may have a check sent to the address on the account statement, or, if you have linked your Fund account to your bank account on AccountLink, you may have the proceeds sent to that bank account. Are There Limits on Amounts Redeemed by Telephone? Telephone Redemptions Paid by Check. Up to $100,000 may be redeemed by telephone in any seven-day period. The check must be payable to all owners of record of the shares and must be sent to the address on the account statement. This service is not available within 30 days of changing the address on an account. Telephone Redemptions Through AccountLink. There are no dollar limits on telephone redemption proceeds sent to a bank account designated when you establish AccountLink. Normally the ACH transfer to your bank is initiated on the business day after the redemption. You do not receive dividends on the proceeds of the shares you redeemed while they are waiting to be transferred. CAN YOU SELL SHARES THROUGH your DEALER? The Distributor has made arrangements to repurchase Fund shares from dealers and brokers on behalf of their customers. Brokers or dealers may charge for that service. If your shares are held in the name of your dealer, you must redeem them through your dealer. HOW CONTINGENT DEFERRED SALES CHARGES AFFECT REDEMPTIONS. If you purchase shares subject to a Class A, Class B, Class C or Class N contingent deferred sales charge and redeem any of those shares during the applicable holding period for the class of shares, the contingent deferred sales charge will be deducted from the redemption proceeds (unless you are eligible for a waiver of that sales charge based on the categories listed in Appendix C to the Statement of Additional Information and you advise the Transfer Agent of your eligibility for the waiver when you place your redemption request.) A contingent deferred sales charge will be based on the lesser of the net asset value of the redeemed shares at the time of redemption or the original net asset value. A contingent deferred sales charge is not imposed on: o the amount of your account value represented by an increase in net asset value over the initial purchase price, o shares purchased by the reinvestment of dividends or capital gains distributions, or o shares redeemed in the special circumstances described in Appendix C to the Statement of Additional Information To determine whether a contingent deferred sales charge applies to a redemption, the Fund redeems shares in the following order: 1. shares acquired by reinvestment of dividends and capital gains distributions, 2. shares held for the holding period that applies to the class, and 3. shares held the longest during the holding period. Contingent deferred sales charges are not charged when you exchange shares of the Fund for shares of other Oppenheimer funds. However, if you exchange them within the applicable contingent deferred sales charge holding period, the holding period will carry over to the fund whose shares you acquire. Similarly, if you acquire shares of this Fund by exchanging shares of another Oppenheimer fund that are still subject to a contingent deferred sales charge holding period, that holding period will carry over to this Fund. How to Exchange Shares Shares of the Fund may be exchanged for shares of certain Oppenheimer funds at net asset value per share at the time of exchange, without sales charge. Shares of the Fund can be purchased by exchange of shares of other Oppenheimer funds on the same basis. To exchange shares, you must meet several conditions: o Shares of the fund selected for exchange must be available for sale in your state of residence. o The prospectuses of both funds must offer the exchange privilege. o You must hold the shares you buy when you establish your account for at least seven days before you can exchange them. After the account is open seven days, you can exchange shares every regular business day. o You must meet the minimum purchase requirements for the fund whose shares you purchase by exchange. o Before exchanging into a fund, you must obtain and read its prospectus. Shares of a particular class of the Fund may be exchanged only for shares of the same class in the other Oppenheimer funds. For example, you can exchange Class A shares of this Fund only for Class A shares of another fund. In some cases, sales charges may be imposed on exchange transactions. For tax purposes, exchanges of shares involve a sale of the shares of the fund you own and a purchase of the shares of the other fund, which may result in a capital gain or loss. Please refer to "How to Exchange Shares" in the Statement of Additional Information for more details. You can find a list of Oppenheimer funds currently available for exchanges in the Statement of Additional Information or obtain one by calling a service representative at 1.800.525.7048. That list can change from time to time. HOW DO you SUBMIT EXCHANGE REQUESTS? Exchanges may be requested in writing or by telephone: Written Exchange Requests. Submit an OppenheimerFunds Exchange Request form, signed by all owners of the account. Send it to the Transfer Agent at the address on the back cover. Exchanges of shares held under certificates cannot be processed unless the Transfer Agent receives the certificates with the request. Telephone Exchange Requests. Telephone exchange requests may be made either by calling a service representative at 1.800.852.8457, or by using PhoneLink for automated exchanges by calling 1.800.533.3310. Telephone exchanges may be made only between accounts that are registered with the same name(s) and address. Shares held under certificates may not be exchanged by telephone. ARE THERE LIMITATIONS ON EXCHANGES? There are certain exchange policies you should be aware of: o Shares are normally redeemed from one fund and purchased from the other fund in the exchange transaction on the same regular business day on which the Transfer Agent receives an exchange request that conforms to the policies described above. It must be received by the close of The New York Stock Exchange that day, which is normally 4:00 P.M. but may be earlier on some days. However, either fund may delay the purchase of shares of the fund you are exchanging into up to seven days if it determines it would be disadvantaged by the same day exchange. o The interests of the Fund's long-term shareholders and its ability to manage its investments may be adversely affected when its shares are repeatedly bought and sold in response to short-term market fluctuations--also known as "market timing." When large dollar amounts are involved, the Fund may have difficulty implementing long-term investment strategies, because it cannot predict how much cash it will have to invest. Market timing also may force the Fund to sell portfolio securities at disadvantageous times to raise the cash needed to buy a market timer's Fund shares. These factors may hurt the Fund's performance and its shareholders. When the Manager believes frequent trading would have a disruptive effect on the Fund's ability to manage its investments, the Manager and the Fund may reject purchase orders and exchanges into the Fund by any person, group or account that the Manager believes to be a market timer. o The Fund may amend, suspend or terminate the exchange privilege at any time. The Fund will provide you notice whenever it is required to do so by applicable law, but it may impose changes at any time for emergency purposes. o If the Transfer Agent cannot exchange all the shares you request because of a restriction cited above, only the shares eligible for exchange will be exchanged. Shareholder Account Rules and Policies More information about the Fund's policies and procedures for buying, selling, and exchanging shares is contained in the Statement of Additional Information. The offering of shares may be suspended during any period in which the determination of net asset value is suspended, and the offering may be suspended by the Board of Trustees at any time the Board believes it is in the Fund's best interest to do so. Telephone transaction privileges for purchases, redemptions or exchanges may be modified, suspended or terminated by the Fund at any time. The Fund will provide you notice whenever it is required to do so by applicable law. If an account has more than one owner, the Fund and the Transfer Agent may rely on the instructions of any one owner. Telephone privileges apply to each owner of the account and the dealer representative of record for the account unless the Transfer Agent receives cancellation instructions from an owner of the account. The Transfer Agent will record any telephone calls to verify data concerning transactions and has adopted other procedures to confirm that telephone instructions are genuine, by requiring callers to provide tax identification numbers and other account data or by using PINs, and by confirming such transactions in writing. The Transfer Agent and the Fund will not be liable for losses or expenses arising out of telephone instructions where reasonably believed to be genuine. Redemption or transfer requests will not be honored until the Transfer Agent receives all required documents in proper form. From time to time, the Transfer Agent in its discretion may waive certain of the requirements for redemptions stated in this Prospectus. Dealers that perform account transactions for their clients by participating in NETWORKING through the National Securities Clearing Corporation are responsible for obtaining their clients' permission to perform those transactions, and are responsible to their clients who are shareholders of the Fund if the dealer performs any transaction erroneously or improperly. The redemption price for shares will vary from day to day because the value of the securities in the Fund's portfolio fluctuates. The redemption price, which is the net asset value per share, will normally differ for each class of shares. The redemption value of your shares may be more or less than their original cost. Payment for redeemed shares ordinarily is made in cash. It is forwarded by check or through AccountLink (as elected by the shareholder) within seven days after the Transfer Agent receives redemption instructions in proper form. However, under unusual circumstances determined by the Securities and Exchange Commission, payment may be delayed or suspended. For accounts registered in the name of a broker-dealer, payment will normally be forwarded within three business days after redemption. The Transfer Agent may delay forwarding a check or processing a payment via AccountLink for recently purchased shares, but only until the purchase payment has cleared. That delay may be as much as 10 days from the date the shares were purchased. That delay may be avoided if you purchase shares by Federal Funds wire or certified check, or arrange with your bank to provide telephone or written assurance to the Transfer Agent that your purchase payment has cleared. Involuntary redemptions of small accounts may be made by the Fund if the account value has fallen below $200 for reasons other than the fact that the market value of shares has dropped. In some cases involuntary redemptions may be made to repay the Distributor for losses from the cancellation of share purchase orders. Shares may be "redeemed in kind" under unusual circumstances (such as a lack of liquidity in the Fund's portfolio to meet redemptions). This means that the redemption proceeds will be paid with liquid securities from the Fund's portfolio. "Backup withholding" of federal income tax may be applied against taxable dividends, distributions and redemption proceeds (including exchanges) if you fail to furnish the Fund your correct, certified Social Security or Employer Identification Number when you sign your application, or if you under-report your income to the Internal Revenue Service. To avoid sending duplicate copies of materials to households, the Fund will mail only one copy of each prospectus, annual and semi-annual report and annual notice of the Fund's privacy policy to shareholders having the same last name and address on the Fund's records. The consolidation of these mailings, called householding, benefits the Fund through reduced mailing expense. If you want to receive multiple copies of these materials, you may call the Transfer Agent at 1.800.525.7048. You may also notify the Transfer Agent in writing. Individual copies of prospectuses, reports and privacy notices will be sent to you commencing 30 days after the Transfer Agent receives your request to stop householding. Dividends, Capital Gains and Taxes Dividends. The Fund intends to declare dividends separately for each class of shares from net investment income, if any, on a quarterly basis in March, June, September and December and to pay them on a date selected by the Board of Trustees. Dividends and distributions paid to Class A and Class Y shares will generally be higher than dividends for Class B, Class C and Class N shares, which normally have higher expenses than Class A and Class Y shares. There is no fixed dividend rate and there can be no assurance as to the payment of any dividends. Capital Gains. The Fund may realize capital gains on the sale of portfolio securities. If it does, it may make distributions out of any net short-term or long-term capital gains in December of each year. The Fund may make supplemental distributions of dividends and capital gains following the end of its fiscal year. There can be no assurance that the Fund will pay any capital gains distributions in a particular year. WHAT CHOICES DO YOU HAVE FOR RECEIVING DISTRIBUTIONS? When you open your account, specify on your application how you want to receive your dividends and distributions. You have four options: Reinvest All Distributions in the Fund. You can elect to reinvest all dividends and capital gains distributions in additional shares of the Fund. Reinvest Dividends or Capital Gains. You can elect to reinvest some distributions (dividends, short-term capital gains or long-term capital gains distributions) in the Fund while receiving the other types of distributions by check or having them sent to your bank account through AccountLink. Receive All Distributions in Cash. You can elect to receive a check for all dividends and capital gains distributions or have them sent to your bank through AccountLink. Reinvest Your Distributions in Another OppenheimerFunds Account. You can reinvest all distributions in the same class of shares of another OppenheimerFunds account you have established. Taxes. If your shares are not held in a tax-deferred retirement account, you should be aware of the following tax implications of investing in the Fund. Distributions are subject to federal income tax and may be subject to state or local taxes. Dividends paid from short-term capital gains and net investment income are taxable as ordinary income. Long-term capital gains are taxable as long-term capital gains when distributed to shareholders. It does not matter how long you have held your shares. Whether you reinvest your distributions in additional shares or take them in cash, the tax treatment is the same. The Fund has obtained an opinion of counsel concerning the treatment of hybrid instruments for purposes of those requirements. That opinion is based, among other things, on an analysis of the relevant law as applied to the type of securities in which the Fund will invest. The opinion is not binding on the IRS. If the Fund chooses not to qualify as a regulated investment company, if the IRS challenges the Fund's opinion and its challenge is upheld, or if the Fund otherwise fails to qualify as a regulated investment company, the Fund may be disqualified as a regulated investment company. Then the Fund will be subject to federal income tax on its net income at regular corporate rates (without a deduction for distributions to shareholders). When distributed, that income would then be taxable to shareholders as an ordinary dividend. Every year the Fund will send you and the IRS a statement showing the amount of any taxable distribution you received in the previous year. Any long-term capital gains will be separately identified in the tax information the Fund sends you after the end of the calendar year. Avoid "Buying a Dividend." If you buy shares on or just before the ex-dividend date or just before the Fund declares a capital gains distribution, you will pay the full price for the shares and then receive a portion of the price back as a taxable capital gain. Remember, There May be Taxes on Transactions. Because the Fund's share prices fluctuate, you may have a capital gain or loss when you sell or exchange your shares. A capital gain or loss is the difference between the price you paid for the shares and the price you received when you sold them. Any capital gain is subject to capital gains tax. Returns of Capital Can Occur. In certain cases, distributions made by the Fund may be considered a non-taxable return of capital to shareholders. If that occurs, it will be identified in notices to shareholders. This information is only a summary of certain federal income tax information about your investment. You should consult with your tax advisor about the effect of an investment in the Fund on your particular tax situation. Financial Highlights The Financial Highlights Table is presented to help you understand the Fund's financial performance since the Fund's inception. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, the Fund's independent auditors, whose report, along with the Fund's financial statements, is included in the Statement of Additional Information, which is available on request. FINANCIAL HIGHLIGHTS --------------------------------------------------------------------------------
CLASS A  YEAR ENDED AUGUST 31,                         2001          2000         1999          1998       1997(1)
======================================================================================================================

PER SHARE OPERATING DATA
----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                  $8.18         $5.74        $5.81        $10.31       $10.00
----------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                   .45(2)        .32          .20           .29          .09
Net realized and unrealized gain (loss)               (1.21)(2)      2.40          .09         (4.59)         .22
                                                      ----------------------------------------------------------------
Total income (loss) from investment operations         (.76)         2.72          .29         (4.30)         .31
----------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                   (.43)         (.28)        (.36)         (.20)          --
Distributions from net realized gain                   (.06)           --           --            --           --
                                                      ----------------------------------------------------------------
Total dividends and/or distributions
to shareholders                                        (.49)         (.28)        (.36)         (.20)          --
----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                        $6.93         $8.18        $5.74        $ 5.81       $10.31
                                                      ================================================================

======================================================================================================================
TOTAL RETURN, AT NET ASSET VALUE(3)                   (9.83)%       48.55%        6.50%       (42.43)%       3.10%
----------------------------------------------------------------------------------------------------------------------

======================================================================================================================
RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)           $117,331      $161,547     $109,328       $62,568      $37,687
----------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                  $139,631      $126,143     $ 66,106       $59,251      $18,361
----------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:(4)
Net investment income                                  5.73%(2)      4.81%        3.73%         4.59%        4.27%
Expenses                                               1.51%         1.50%        1.82%         1.66%(5)     1.74%(5)
----------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                 105%           93%          86%          105%          39%
1. For the period from March 31, 1997 (inception of offering) to August 31, 1997. 2. Without the adoption of the change in amortization method as discussed in Note 1 in the Notes to Financial Statements, these amounts would have been:
Net investment income                             Unchanged
Net realized and unrealized gain (loss)           Unchanged
Net investment income ratio                          $5.77%
3. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. 4. Annualized for periods of less than one full year. 5. Expense ratio has been calculated without adjustment for the reduction to custodian expenses. OPPENHEIMER REAL ASSET FUND
CLASS B  YEAR ENDED AUGUST 31,                         2001          2000         1999          1998       1997(1)
======================================================================================================================

PER SHARE OPERATING DATA
----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                  $8.20         $5.75        $5.76        $10.27       $10.00
----------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                   .40(2)        .27          .16           .28          .07
Net realized and unrealized gain (loss)               (1.22)(2)      2.40          .10         (4.62)         .20
                                                      ----------------------------------------------------------------
Total income (loss) from investment operations         (.82)         2.67          .26         (4.34)         .27
----------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                   (.37)         (.22)        (.27)         (.17)          --
Distributions from net realized gain                   (.06)           --           --            --           --
                                                      ----------------------------------------------------------------
Total dividends and/or distributions
to shareholders                                        (.43)         (.22)        (.27)         (.17)          --
----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                        $6.95         $8.20        $5.75        $ 5.76       $10.27
                                                      ================================================================

======================================================================================================================
TOTAL RETURN, AT NET ASSET VALUE(3)                  (10.49)%       47.44%        5.75%       (42.89)%       2.70%
----------------------------------------------------------------------------------------------------------------------

======================================================================================================================
RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)            $21,321       $27,156      $18,690       $17,357      $16,471
----------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                   $26,295       $21,416      $15,454       $22,659      $ 7,388
----------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:(4)
Net investment income                                  4.99%(2)      4.03%        2.95%         3.87%        3.35%
Expenses                                               2.27%         2.27%        2.58%         2.39%(5)     2.56%(5)
----------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                 105%           93%          86%          105%          39%
1. For the period from March 31, 1997 (inception of offering) to August 31, 1997. 2. Without the adoption of the change in amortization method as discussed in Note 1 in the Notes to Financial Statements, these amounts would have been:
Net investment income                             Unchanged
Net realized and unrealized gain (loss)           Unchanged
Net investment income ratio                          $5.03%
3. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. 4. Annualized for periods of less than one full year. 5. Expense ratio has been calculated without adjustment for the reduction to custodian expenses. OPPENHEIMER REAL ASSET FUND FINANCIAL HIGHLIGHTS Continued --------------------------------------------------------------------------------
CLASS C  YEAR ENDED AUGUST 31,                         2001          2000         1999          1998       1997(1)
======================================================================================================================

PER SHARE OPERATING DATA
----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                  $8.17        $ 5.73        $5.76        $10.26      $ 10.00
----------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                   .41(2)        .27          .15           .26          .08
Net realized and unrealized gain (loss)               (1.22)(2)      2.39          .11         (4.60)         .18
                                                      ----------------------------------------------------------------
Total income (loss) from investment operations         (.81)         2.66          .26         (4.34)         .26
----------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                   (.37)         (.22)        (.29)         (.16)          --
Distributions from net realized gain                   (.06)           --           --            --           --
                                                      ----------------------------------------------------------------
Total dividends and/or distributions
to shareholders                                        (.43)         (.22)        (.29)         (.16)          --
----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                        $6.93         $8.17        $5.73        $ 5.76       $10.26
                                                      ================================================================

======================================================================================================================
TOTAL RETURN, AT NET ASSET VALUE(3)                  (10.43)%       47.43%        5.68%       (42.87)%       2.60%
----------------------------------------------------------------------------------------------------------------------

======================================================================================================================
RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------------

Net assets, end of period (in thousands)            $12,588       $20,256      $15,965       $10,243      $10,616
----------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                   $16,165       $16,536      $10,477       $12,060      $ 5,599
----------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:(4)
Net investment income                                  4.95%(2)      4.03%        2.96%         3.87%        3.34%
Expenses                                               2.26%         2.27%        2.58%         2.38%5       2.56%(5)
----------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                 105%           93%          86%          105%          39%
1. For the period from March 31, 1997 (inception of offering) to August 31, 1997. 2. Without the adoption of the change in amortization method as discussed in Note 1 in the Notes to Financial Statements, these amounts would have been:
Net investment income                           Unchanged
Net realized and unrealized gain (loss)         Unchanged
Net investment income ratio                         4.99%
3. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. 4. Annualized for periods of less than one full year. 5. Expense ratio has been calculated without adjustment for the reduction to custodian expenses. OPPENHEIMER REAL ASSET FUND
                                                                                                     PERIOD ENDED
CLASS N                                                                                         AUGUST 31, 2001(1)
======================================================================================================================

PER SHARE OPERATING DATA
----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                                                        $7.67
----------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                                                                         .22(2)
Net realized and unrealized gain (loss)                                                                      (.73)(2)
                                                                                                            ----------
Total income (loss) from investment operations                                                               (.51)
----------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                                                                         (.17)
Distributions from net realized gain                                                                           --
                                                                                                            ----------
Total dividends and/or distributions to shareholders                                                         (.17)
----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                                              $6.99
                                                                                                            ==========

======================================================================================================================
TOTAL RETURN, AT NET ASSET VALUE(3)                                                                         (6.75)%
----------------------------------------------------------------------------------------------------------------------

======================================================================================================================
RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)                                                                      $61
----------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                                                                             $14
----------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:(4)
Net investment income                                                                                        5.95%(2)
Expenses                                                                                                     1.88%
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Portfolio turnover rate                                                                                       105%
1. For the period from March 1, 2001 (inception of offering) to August 31, 2001. 2. Without the adoption of the change in amortization method as discussed in Note 1 in the Notes to Financial Statements, these amounts would have been:
Net investment income                            Unchanged
Net realized and unrealized gain (loss)          Unchanged
Net investment income ratio                          5.99%
3. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. 4. Annualized for periods of less than one full year. OPPENHEIMER REAL ASSET FUND FINANCIAL HIGHLIGHTS Continued --------------------------------------------------------------------------------
CLASS Y  YEAR ENDED AUGUST 31,                         2001          2000         1999          1998       1997(1)
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PER SHARE OPERATING DATA
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Net asset value, beginning of period                  $8.16         $5.72        $5.81        $10.31       $10.00
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Income (loss) from investment operations:
Net investment income                                   .25(2)        .36          .20           .42          .20
Net realized and unrealized gain (loss)                (.95)(2)      2.38          .10         (4.71)         .11
                                                      ----------------------------------------------------------------
Total income (loss) from investment operations         (.70)         2.74          .30         (4.29)         .31
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Dividends and/or distributions to shareholders:
Dividends from net investment income                   (.46)         (.30)        (.39)         (.21)          --
Distributions from net realized gain                   (.06)           --           --            --           --
                                                      ----------------------------------------------------------------
Total dividends and/or distributions
to shareholders                                        (.52)         (.30)        (.39)         (.21)          --
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Net asset value, end of period                        $6.94         $8.16        $5.72        $ 5.81       $10.31
                                                      ================================================================

======================================================================================================================
TOTAL RETURN, AT NET ASSET VALUE(3)                   (9.21)%       49.20%        6.77%       (42.38)%       3.10%
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======================================================================================================================
RATIOS/SUPPLEMENTAL DATA
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Net assets, end of period (in thousands)             $1,741            $1           $1            $1           $1
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Average net assets (in thousands)                     $ 868            $1           $1            $1           $1
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Ratios to average net assets(4)
Net investment income                                  6.46%(2)      5.28%        3.88%         4.84%        4.75%
Expenses                                               1.17%         1.09%        1.68%         1.40%(5)     1.57%(5)
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Portfolio turnover rate                                 105%           93%          86%          105%          39%
1. For the period from March 31, 1997 (inception of offering) to August 31, 1997. 2. Without the adoption of the change in amortization method as discussed in Note 1 in the Notes to Financial Statements, these amounts would have been:
Net investment income                           Unchanged
Net realized and unrealized gain (loss)         Unchanged
Net investment income ratio                         6.50%
3. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. 4. Annualized for periods of less than one full year. 5. Expense ratio has been calculated without adjustment for the reduction to custodian expenses. OPPENHEIMER REAL ASSET FUND INFORMATION AND SERVICES For More Information on Oppenheimer Real Asset Fund(R)

The following additional information about the Fund is available without charge upon request:

STATEMENT OF ADDITIONAL INFORMATION This document includes additional information about the Fund’s investment policies, risks, and operations. It is incorporated by reference into this Prospectus (which means it is legally part of this Prospectus).

ANNUAL AND SEMI-ANNUAL REPORTS. Additional information about the Fund’s investments and performance is available in the Fund’s Annual and Semi-Annual Reports to shareholders. The Annual Report includes a discussion of market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

How to Get More Information. You can request the Statement of Additional Information, the Annual and Semi-Annual Reports, the notice explaining the Fund’s privacy policy and other information about the Fund or your account:

------------------------------------------- ------------------------------------------------------------------ By Telephone: Call OppenheimerFunds Services toll-free: 1.800.525.7048 ------------------------------------------- ------------------------------------------------------------------ ------------------------------------------- ------------------------------------------------------------------ By Mail: Write to: OppenheimerFunds Services P.O. Box 5270 Denver, Colorado 80217-5270 ------------------------------------------- ------------------------------------------------------------------ ------------------------------------------- ------------------------------------------------------------------ On the Internet: You can send us a request by e-mail or read or down-load documents on the OppenheimerFunds website: WWW.OPPENHEIMERFUNDS.COM

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Information about the Fund including the Statement of Additional Information can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1.202.942.8090. Reports and other information about the Fund are available on the EDGAR database on the SEC’s Internet website at WWW.SEC.GOV. Copies may be obtained after payment of a duplicating fee by ----------- electronic request at the SEC’s e-mail address: publicinfo@sec.gov or by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

No one has been authorized to provide any information about the Fund or to make any representations about the Fund other than what is contained in this Prospectus. This Prospectus is not an offer to sell shares of the Fund, nor a solicitation of an offer to buy shares of the Fund, to any person in any state or other jurisdiction where it is unlawful to make such an offer.

The Fund's SEC File No. 811-07857 The Fund's shares are distributed by: PR0735.001.1201 Printed on recycled paper. [logo] OppenheimerFunds Distributor, Inc. Appendix to Prospectus of Oppenheimer Real Asset Fund Graphic material included in the Prospectus of Oppenheimer Real Asset Fund under the heading "Annual Total Returns (Class A)(as of 12/31 each year)": A bar chart will be included in the Prospectus of Oppenheimer Real Asset Fund (the "Fund") depicting the annual total returns of a hypothetical investment in Class A shares of the Fund for the past 3 calendar years, without deducting sales charges. Set forth below is the relevant data point that will appear in the bar chart: Calendar Annual Year Total Ended Return 12/31/98 -44.85% 12/31/99 36.84% 12/31/00 44.44% 735PSP-B(Dec01).doc 6803 South Tucson Way, Englewood, Colorado 80112 1.800.525.7048 Statement of Additional Information dated December 28, 2001 This Statement of Additional Information is not a prospectus. This document contains additional information about the Fund and supplements information in the Prospectus dated December 28, 2001, as supplemented from time to time. It should be read together with the Prospectus, which may be obtained by writing to the Fund's Transfer Agent, OppenheimerFunds Services, at P.O. Box 5270, Denver, Colorado 80217, by calling the Transfer Agent at the toll-free number shown above, or by downloading it from the OppenheimerFunds Internet web site at www.oppenheimerfunds.com. Contents Page About the Fund Additional Information about the Fund's Investment Policies and Risks..................................... 2 The Fund's Investment Policies....................................................................... 2 Other Investment Techniques and Strategies........................................................... 17 Other Investment Restrictions........................................................................ 33 How the Fund is Managed................................................................................... 35 Organization and History............................................................................. 35 Trustees and Officers of the Fund.................................................................... 37 The Manager and the Sub-Advisor...................................................................... 42 Brokerage Policies of the Fund............................................................................ 44 Distribution and Service Plans............................................................................ 46 Performance of the Fund................................................................................... 50 About Your Account How To Buy Shares......................................................................................... 54 How To Sell Shares........................................................................................ 64 How To Exchange Shares.................................................................................... 68 Dividends, Capital Gains and Taxes........................................................................ 69 Additional Information About the Fund..................................................................... 73 Financial Information About the Fund Independent Auditors' Report.............................................................................. 74 Financial Statements ..................................................................................... 75 Appendix A: Ratings Definitions...........................................................................A-1 Appendix B: Industry Classification.......................................................................B-1 Appendix C: OppenheimerFunds Special Sales Charge Arrangements and Waivers................................C-1 Appendix D: Qualifying Hybrid Instruments.................................................................D-1 Appendix E: Qualifying Swap Transactions..................................................................E-1 A B O U T T H E F U N D Additional Information About the Fund's Investment Policies and Risks The investment objective and policies of the Fund are discussed in the Prospectus. Set forth below is supplemental information about those policies and the types of securities in which the Fund may invest, as well as the strategies the Fund may use to try to achieve its investment objective. Certain capitalized terms used in this Statement of Additional Information have the same meanings as those terms have in the Prospectus. The Fund's Investment Policies. The Fund intends to invest in a portfolio consisting primarily of commodity-linked derivative investments, including structured notes that are hybrid instruments, options, futures and forward contracts, swaps, and other debt securities such as corporate debt and U.S. government securities for liquidity and income. The prices of commodity-linked hybrid investments may move in different directions than investments in traditional equity and debt securities when the value of those traditional securities is declining due to adverse economic conditions. As an example, during periods of rising inflation, historically debt securities have tended to decline in value due to the general increase in prevailing interest rates. Conversely, during those same periods of rising inflation, historically the prices of certain commodities, such as oil and metals, have tended to increase. Of course, there cannot be any guarantee that these investments will perform in that manner in the future, and certain times the price movements of commodity-linked investments have been parallel to debt and equity securities. During the period 1970 through 2001, the correlation between the quarterly investment returns of commodities and the quarterly investment returns of traditional financial assets such as stocks and bonds generally was negative. This inverse relationship occurred generally because commodities have historically tended to increase and decrease in value during different parts of the business cycle than financial assets. Nevertheless, at various times, commodities prices may move in tandem with the prices of financial assets and thus may not provide overall portfolio diversification benefits. The reverse may be true during "bull markets," when the value of traditional securities such as stocks and bonds is increasing. Under such favorable economic conditions, the Fund's investments may be expected not to perform as well as an investment in traditional securities. Over the long term, the returns on the Fund's investments are expected to exhibit low or negative correlation with stocks and bonds. The Fund intends to spread its investments among instruments linked to at least five broad commodity market sectors under normal market conditions. The five principal sectors of the Goldman Sachs Commodity Index ("GSCI(R)") include:(1) energy, which includes crude oil, natural gas, gasoline and heating oil; (2) livestock, which includes cattle and hogs; (3) agriculture, which includes wheat, corn, soybeans, cotton, coffee, sugar and cocoa; (4) industrial metals, which includes aluminum, copper, lead, nickel, tin and zinc; and (5) precious metals, which includes gold, platinum and silver. In selecting investments for the Fund's portfolio, Oppenheimer Real Asset Management, Inc. (the "Sub-Advisor") evaluates the merits of the investments primarily through the exercise of its own investment analysis. In the case of hybrid instruments, that process may include the evaluation of the underlying commodity, futures contract, index or other economic variable that is linked to the instrument, the issuer of the instrument, and whether the principal of the instrument is protected by any form of credit enhancement or guarantee. The percentage of the Fund's assets linked to particular commodity markets will vary from time to time based on the Sub-Advisor's assessment of the appreciation possibilities of particular markets as well as rates of inflation, interest rates, current spot market prices and other non-economic and political factors that may affect specific markets. In addition, the Fund may invest in mortgage-backed securities, collateralized mortgages, obligations, other debt securities, equities, real estate investment trusts, money market instruments, and government securities to maintain liquidity and provide income. |X| Investments in Hybrid Instruments. A primary vehicle for gaining exposure to the commodities markets is through hybrid instruments. These are either equity or debt derivative securities with one or more commodity-dependent components that have payment features similar to a commodity futures contract, a commodity option contract, or a combination of both. Therefore, these instruments are "commodity-linked." They are considered "hybrid" instruments because they have both commodity-like and security-like characteristics. Hybrid instruments are derivative instruments because at least part of their value is derived from the value of an underlying commodity, futures contract, index or other readily measurable economic variable. o Qualifying Hybrid Instruments. The Fund may invest in hybrid instruments that qualify for exclusion from regulation under the Commodity Exchange Act (the "Act") and the regulations adopted thereunder. See Appendix D to this Statement of Additional Information. o Principal Protection. Hybrid instruments may be principal protected, partially protected, or offer no principal protection. A principal protected hybrid instrument means that the issuer will pay, at a minimum, the par value of the note at maturity. Therefore, if the commodity value to which the hybrid instrument is linked declines over the life of the note, the Fund will receive at maturity the face or stated value of the note. With a principal protected hybrid instrument, the Fund will receive at maturity the greater of the par value of the note or the increase in value of the underlying commodity or index. This protection is, in effect, an option whose value is subject to the volatility and price level of the underlying commodity. This optionality can be added to a hybrid structure, but only for a cost higher than that of a partially protected (or no protection) hybrid instrument. The Sub-Advisor's decision on whether to use principal protection depends in part on the cost of the protection. In addition, the protection feature depends upon the ability of the issue to meet its obligation to buy back the security, and therefore depends on the creditworthiness of the issuer. With full principal protection, the Fund will receive at maturity of the hybrid instrument either the stated par value of the hybrid instrument, or potentially, an amount greater than the stated par value if the underlying commodity, index, futures contract or economic variable to which the hybrid instrument is linked has increased in value. Partially protected hybrid instruments may suffer some loss of principal if the underlying commodity, index, futures contract or economic variable to which the hybrid instrument is linked declines in value during the term of the hybrid instrument. However, partially protected hybrid instruments have a specified limit as to the amount of principal that they may lose. o Hybrid Instruments Without Principal Protection. The Fund may also invest in hybrid instruments that offer no principal protection. At maturity, there is a risk that the underlying commodity price, futures contract, index or other economic variable may have declined sufficiently in value such that some or all of the face value of the hybrid instrument might not be returned. Some of the hybrid instruments that the Fund may invest in may have no principal protection and the hybrid instrument could lose all of its value. With a partially-protected or no-principal-protection hybrid instrument, the Fund may receive at maturity an amount less than the note's par value if the commodity, index or other economic variable value to which the note is linked declines over the term of the note. The Sub-Advisor, at its discretion, may invest in a partially protected principal structured note or a note without principal protection. In deciding to purchase a note without principal protection, the Sub-Advisor may consider, among other things, the expected performance of the underlying commodity futures contract, index or other economic variable over the term of the note, the cost of the note, and any other economic factors which the Sub-Advisor believes are relevant. o Limitations on Leverage. As discussed in the Prospectus, some of the hybrid instruments in which the Fund invests may involve leverage. To avoid being subject to undue leverage risk, the Fund will seek to limit the amount of economic leverage it has under one hybrid instrument in which it invests and the leverage of the Fund's overall portfolio. The Fund will not invest in a hybrid instrument if, at the time of purchase: 1. that instrument's "leverage ratio" exceeds 300% of the price increase in the underlying commodity, futures contract, index or other economic variable; or 2. the Fund's "portfolio leverage ratio" exceeds 150%, measured at the time of purchase. "Leverage ratio" is the expected increase in the value of a hybrid instrument, assuming a one percent price increase in the underlying commodity, futures contract, index or other economic factor. In other words, for a hybrid instrument with a leverage factor of 150%, a 1% gain in the underlying economic variable would be expected to result in a 1.5% gain in value for the hybrid instrument. "Portfolio leverage ratio" is defined as the average (mean) leverage ratio of all instruments in the Fund's portfolio, weighted by the market values of such instruments or, in the case of futures contracts, their notional values. o Counterparty Risk. A significant risk of Hybrid Instruments is counterparty risk. Unlike exchange-traded futures and options, which are standard contracts, hybrid instruments are customized securities, tailor-made by a specific issuer. With a listed futures or options contract, an investor's counterparty is the exchange clearinghouse. Exchange clearinghouses are capitalized by the exchange members and typically have high investment grade ratings (ratings of AAA or AA by Standard & Poor's). Therefore, the risk is small that an exchange clearinghouse might be unable to meet its obligations at maturity. However, with a hybrid instrument, the Fund will take on the counterparty credit risk of the issuer. That is, at maturity of the hybrid instrument, there is a risk that the issuer may be unable to perform its obligations under the structured note. Issuers of hybrid instruments are typically large money center banks, broker-dealers, other financial institutions and large corporations. To minimize this risk the Fund will transact, to the extent possible, with issuers who have an investment-grade credit rating from a nationally recognized statistical rating organization ("NRSRO"). |X| Options and Futures. The Fund can buy and sell options, futures and forward contracts for various purposes: o to try to manage the risk that the prices of its portfolio securities and instruments may decline, o to establish a position in the futures or options market as a temporary substitute for purchasing individual securities or instruments, o to attempt to enhance its income or return by purchasing and selling call and put options on commodity futures, commodity indices, financial indices or securities. The Fund can buy futures related to: o foreign currencies (these are called forward contracts), o financial indices, such as U.S. or foreign government securities indices, corporate debt securities indices or equity securities indices (these are referred to as financial futures), o interest rates (these are referred to as interest rate futures), and o commodities (these are referred to as commodities futures) The Fund may enter into futures contracts or related options for purposes that may be considered speculative. In those cases, the aggregate initial margin for futures contracts and premiums for options (or, in the case of non-qualifying hybrid instruments, the portion of the margin attributable to the options premium) will not exceed 5% of the Fund's net assets. That amount is calculated after taking into account realized profits and unrealized losses on such futures contracts. |X| Commodity Futures Contracts. The Fund can invest a substantial portion of its assets in commodity futures contracts. Some of the special characteristics and risks of these investments are described below. Commodity futures contracts are an agreement between two parties. One party agrees to buy an asset from the other party at a later date at a price and quantity agreed-upon when the contract is made. Commodity futures contracts are traded on futures exchanges. These futures exchanges offer a central marketplace in which to transact futures contracts, a clearing corporation to process trades, a standardization of expiration dates and contract sizes, and the availability of a secondary market. Futures markets also specify the terms and conditions of delivery as well as the maximum permissible price movement during a trading session. Additionally, the commodity futures exchanges have position limit rules that limit the amount of futures contracts that any one party may hold in a particular commodity at any point in time. These position limit rules are designed to prevent any one participant from controlling a significant portion of the market. In the futures markets, the exchange clearing corporation takes the other side in all transactions, either buying or selling directly to the market participants. The clearinghouse acts as the counterparty to all exchange-traded futures contracts. That is, the Fund's obligation is to the clearinghouse, and the Fund will look to the clearinghouse to satisfy the Fund's rights under the futures contract. When purchasing stocks or bonds, the buyer acquires ownership in the security, however buyers of futures contracts are not entitled to ownership of the underlying commodity until and unless they decide to accept delivery at expiration of the contract. In practice, delivery of the underlying commodity to satisfy a futures contract rarely occurs because most futures traders use the liquidity of the central marketplace to sell their futures contract before expiration. o Price Limits. The commodity futures exchanges impose on each commodity futures contract a maximum permissible price movement for each trading session. If the maximum permissible price movement is achieved on any trading day, no more trades may be executed above (or below, if the price has moved downward) that limit. If the Fund wishes to execute a trade outside the daily permissible price movement, it would be prevented from doing so by exchange rules, and would have to wait for another trading session to execute its transaction. o Price Volatility. Despite the daily price limits on the futures exchanges, the price volatility of commodity futures contracts has been historically greater than that for traditional securities such as stocks and bonds. To the extent that the Fund invests in commodity futures contracts, the assets of the Fund, and therefore the prices of Fund shares, may be subject to greater volatility. o Marking-to-Market Futures Positions. The futures clearinghouse marks every futures contract to market at the end of each trading day, to ensure that the outstanding futures obligations are limited by the maximum daily permissible price movement. This process of marking-to-market is designed to prevent losses from accumulating in any futures account. Therefore, if the Fund's futures positions have declined in value, the Fund may be required to post additional margin to cover this decline. Alternatively, if the Fund's futures positions have increased in value, this increase will be credited to the Fund's account. o Special Risks of Commodity Futures Contracts. o Storage Costs. As in the financial futures markets, there are hedgers and speculators in the commodity futures markets. However, unlike financial instruments, there are costs of physical storage associated with purchasing the underlying commodity. For instance, a large manufacturer of baked goods that wishes to hedge against a rise in the price of wheat has two choices: (i) it can purchase the wheat today in the cash market and store the commodity at a cost until it needs the wheat for its manufacturing process, or (ii) it can buy commodity futures contracts. The price of the commodity futures contract will reflect the storage costs of purchasing the physical commodity. These storage costs include the time value of money invested in the physical commodity plus the actual costs of storing the commodity less any benefits from ownership of the physical commodity that are not obtained by the holder of a futures contract (this is sometimes referred to as the "convenience yield"). To the extent that these storage costs change for an underlying commodity while the Fund is long futures contracts on that commodity, the value of the futures contract may change proportionately. o Reinvestment Risk. In the commodity futures markets, if producers of the underlying commodity wish to hedge the price risk of selling the commodity, they will sell futures contracts today to lock in the price of the commodity at delivery tomorrow. In order to induce speculators to take the corresponding long side of the same futures contract, the commodity producer must be willing to sell the futures contract at a price that is below the expected future spot price. Conversely, if the predominate hedgers in the futures market are the purchasers of the underlying commodity who purchase futures contracts to hedge against a rise in prices, then speculators will only take the short side of the futures contract if the futures price is greater than the expected future spot price of the commodity. The changing nature of the hedgers and speculators in the commodity markets will influence whether futures prices are above or below the expected future spot price. This can have significant implications for the Fund when it is time to reinvest the proceeds from a maturing futures contract into a new futures contract. If the nature of hedgers and speculators in futures markets has shifted such that commodity purchasers are the predominate hedgers in the market, the Fund might reinvest at higher futures prices or choose other related commodity investments o Additional Economic Factors. The values of commodities which underlie commodity futures contracts are subject to additional variables which may be less significant to the values of traditional securities such as stocks and bonds. Variables such as drought, floods, weather, livestock disease, embargoes and tariffs may have a larger impact on commodity prices and commodity-linked instruments, including futures contracts, hybrid instruments, commodity options and commodity swaps, than on traditional securities. These additional variables may create additional investment risks which subject the Fund's investments to greater volatility than investments in traditional securities. o Leverage. There is much greater leverage in futures trading than in stocks. As a registered investment company, the Fund must pay in full for all securities it purchases. In other words, the Fund is not allowed to purchase securities on margin. However, the Fund is allowed to purchase futures contracts on margin. The initial margin requirements are typically between 3% and 6% of the face value of the contract. That means the Fund is only required to pay up front between 3% to 6% percent of the face value of the futures contract. Therefore, the Fund has a higher degree of leverage in its futures contract purchases than in its stock purchases. As a result there may be differences in the volatility of rates of return between securities purchases and futures contract purchases, with the returns from futures contracts being more volatile. |X| Options. The Fund may purchase and sell call and put options on futures contracts, including commodity futures contracts, commodity indices, financial indices, securities indices, currencies, financial futures, swaps and securities. A call option gives the buyer the right, but not the obligation, to purchase an underlying asset at a specified (strike) price. A put option gives the buyer the right, but not the obligation, to sell an underlying asset at a specified price. Options may be exchange traded or traded over-the-counter (off the exchange markets) directly with dealers. The Fund may use options as part of its trading strategy as well as for hedging purposes, as described in "Hedging," below. o Over-The-Counter Options. The Fund may buy and sell over-the-counter options. Over-the-counter options are not traded on an exchange. They are traded directly with dealers. To the extent an over-the-counter option is a tailored investment for the Fund, it may be less liquid than an exchange-traded option. Further, as with other derivative investments, over-the-counter options are subject to counterparty risk. The Fund will have the credit risk that the seller of an over-the-counter option will not perform its obligations under the option agreement if the Fund exercises the option. To reduce this risk, the Fund intends to transact these trades, to the extent practicable, with issuers that have an investment-grade credit rating. The Fund may buy and sell over-the-counter options on commodity indices, individual commodities, commodity futures contracts, securities, financial indices, interest rates, currencies and swaps. o Exchange-Traded Options. The Fund may buy and sell trade listed options on commodity futures contracts. Options on commodity futures contracts are traded on the same exchange on which the underlying futures contract is listed. The Fund may purchase and sell options on commodity futures listed on U.S. and foreign futures exchanges. Options purchased on futures contracts on foreign exchanges are exposed to the risk of foreign currency fluctuations against the U.S. dollar. The Fund may also buy and sell exchange listed options on securities, commodity indices, financial indices, interest rates and currencies. o Options on Swaps. The Fund may trade options on swap contracts or "swap options." Swap call options provide the holder of the option with the right to enter a swap contract having a specified (strike) swap formula, while swap put options provide the holder with the right to sell or terminate a swap contract. Swap options are not exchange-traded and the Fund will bear the credit risk of the option seller. Additionally, if the Fund exercises a swap call option with the option seller, the credit risk of the counterparty is extended to include the term of the swap agreement. |X| Swaps. A swap contract is essentially like a portfolio of forward contracts, under which one party agrees to exchange an asset (for example, bushels of wheat) for another asset (cash) at specified dates in the future. A one-period swap contract operates in a manner similar to a forward or futures contract because there is an agreement to swap a commodity for cash at only one forward date. The Fund may engage in swap transactions that have more than one period and therefore more than one exchange of assets. The Fund may invest in total return swaps to gain exposure to the overall commodity markets. In a total return commodity swap the Fund will receive the price appreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying an agreed-upon fee. If the commodity swap is for one period, the Fund will pay a fixed fee, established at the outset of the swap. However, if the term of the commodity swap is more than one period, with interim swap payments, the Fund will pay an adjustable or floating fee. With a "floating" rate, the fee is pegged to a base rate such as the London Interbank Offered Rate ("LIBOR"), and is adjusted each period. Therefore, if interest rates increase over the term of the swap contract, the Fund may be required to pay a higher fee at each swap reset date. o Counterparty Risk. Swap contracts are private transactions that are customized to meet the specific investment requirements of the parties. The Fund will be exposed to the performance risk of its counterparty. If the counterparty is unable to perform its obligations under the swap contract at maturity of the swap or any interim payment date, the Fund may not receive the payments due it under the swap agreement. To reduce this risk, the Fund will enter in swaps, to the extent possible, with counterparties who have an investment-grade rating from an NRSRO. o Contractual Liability. Swaps are privately negotiated transactions between the Fund and a counterparty. All of the rights and obligations of the Fund are detailed in the swap contract, which binds the Fund and its counterparty. Because a swap transaction is a privately-negotiated contract, the Fund remains liable for all obligations under the contract until the swap contract matures or is purchased by the swap counterparty. Therefore, even if the Fund were to sell the swap contract to a third party, the Fund would remain primarily liable for the obligations under the swap transaction. The only way for the Fund to eliminate its primary obligations under the swap agreement is to sell the swap contract back to the original counterparty. Additionally, the Fund must identify liquid assets on its books to the extent of the Fund's obligations to pay the counterparty under the swap agreement. o Price Risk. Total return commodity swaps expose the Fund to the price risk of the underlying commodity, index, futures contract or economic variable. If the price of the underlying commodity or index increases in value during the term of the swap, the Fund will receive the price appreciation. However, if the price of the commodity or index declines in value during the term of the swap, the Fund will be required to pay to its counterparty the amount of the price depreciation. The amount of the price depreciation paid by the Fund to its counterparty would be in addition to the financing fee paid by the Fund to the same counterparty. o Lack of Liquidity. Although the swap market is well-developed for primary participants, there is only a limited secondary market. Swaps are not traded or listed on an exchange and over-the-counter trading of existing swap contracts is limited. Therefore, if the Fund wishes to sell its swap contract to a third party, it may not be able to do so at a favorable price. o Regulatory Risk. Qualifying swap transactions are excluded from regulation under the Act and the regulations adopted thereunder. See Appendix E to this Statement of Additional Information. Additionally, swap contracts have not been determined to be securities under the rules promulgated by the Securities and Exchange Commission ("SEC"). Consequently, swap contracts are not regulated by either the Commodities Futures Trading Commission ("CFTC") or the SEC, and swap participants may not be afforded the protections of the Commodity Exchange Act or the federal securities laws. To reduce this risk, the Sub-Advisor will only enter into swap agreements with counterparties who use standard International Swap and Dealers Association, Inc. ("ISDA") contract documentation. ISDA establishes industry standards for the documentation of swap agreements. Virtually all principal swap participants use ISDA documentation because it has an established set of definitions, contract terms, and counterparty obligations. ISDA documentation also includes a "master netting agreement" which provides that all swaps transacted between the Fund and a counterparty under the master agreement shall be regarded as parts of an integral agreement. If, on any date, amounts are payable in the same currency in respect of one or more swap transactions, the net amount payable on that date in that currency shall be paid. In addition, the master netting agreement may provide that if one party defaults generally or on one swap, the counterparty may terminate the remaining swaps with that party. Under such agreements, if there is a default resulting in a loss to one party, the measure of that party's damages is calculated by reference to the average cost of a replacement swap with respect to each swap (i.e., the mark-to-market value at the time of the termination of each swap). The gains and losses on all swaps are then netted, and the result is the counterparty's gain or loss on termination. The termination of all swaps and the netting of gains and losses on termination is generally referred to as "aggregation." |X| Other Debt Securities. Additional information is provided below about the types of debt and fixed income securities the Fund may invest in, primarily for liquidity purposes. o U.S. Treasury Obligations. These include Treasury Bills (which have maturities of one year or less when issued), Treasury Notes (which have maturities of one to ten years when issued) and Treasury Bonds (which have maturities generally greater than ten years when issued). U.S. Treasury obligations are backed by the full faith and credit of the United States and are considered to be of the highest credit quality, although they are generally not rated by rating organizations. o Treasury Inflation-Protection Securities. The Fund can buy these U.S. Treasury securities, called "TIPS," that are designed to provide an investment vehicle that is not vulnerable to inflation. The interest rate paid by TIPS is fixed. The principal value rises or falls semi-annually based on changes in the published Consumer Price Index. If inflation occurs, the principal and interest payments on TIPS are adjusted to protect investors from inflationary loss. If deflation occurs, the principal and interest payments will be adjusted downward, although the principal will not fall below its face amount at maturity. o Zero-Coupon U.S. Government Securities. Some of the U.S. government securities the Fund can buy may be zero-coupon bonds that pay no interest and are issued at a substantial discount from their face value. They are subject to greater fluctuations in market value as interest rates change than interest-paying securities. For financial and tax purposes, interest accrues on zero-coupon bonds even though cash is not actually received by the Fund. The Fund may have to pay out the imputed income on zero-coupon securities without receiving the actual cash currently. Zero-coupon securities do not make periodic interest payments and are sold at a deep discount from their face value at maturity. The buyer recognizes a rate of return determined by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date. This discount depends on the time remaining until maturity, as well as prevailing interest rates, the liquidity of the security and the credit quality of the issuer. The discount typically decreases as the maturity date approaches. Because zero-coupon securities pay no interest and compound semi-annually at the rate fixed at the time of their issuance, their value is generally more volatile than the value of other debt securities that pay interest. Their value may fall more dramatically than the value of interest-bearing securities when interest rates rise. When prevailing interest rates fall, zero-coupon securities tend to rise more rapidly in value because they have a fixed rate of return. The Fund's investment in zero-coupon securities may cause the Fund to recognize income and make distributions to shareholders before it receives any cash payments on the zero-coupon investment. To generate cash to satisfy those distribution requirements, the Fund may have to sell portfolio securities that it otherwise might have continued to hold or to use cash flows from other sources such as the sale of Fund shares. o Mortgage-Related Securities. Mortgage-related securities are a form of derivative investment collateralized by pools of commercial or residential mortgages. Pools of mortgage loans are assembled as securities for sale to investors by government agencies or entities or by private-issuers. These securities include collateralized mortgage obligations ("CMOs"), mortgage pass-through securities, stripped mortgage pass-through securities, interests in real estate mortgage investment conduits ("REMICs") and other real-estate related securities. Mortgage-related securities that are issued or guaranteed by agencies or instrumentalities of the U.S. government have relatively little credit risk (depending on the nature of the issuer) but are subject to interest rate risks and prepayment risks, as described in the Prospectus. As with other debt securities, the prices of mortgage-related securities tend to move inversely to changes in interest rates. The Fund can buy mortgage-related securities that have interest rates that move inversely to changes in general interest rates, based on a multiple of a specific index. Although the value of a mortgage-related security may decline when interest rates rise, the converse is not always the case. In periods of declining interest rates, mortgages are more likely to be prepaid. Therefore, a mortgage-related security's maturity can be shortened by unscheduled prepayments on the underlying mortgages. Therefore, it is not possible to predict accurately the security's yield. The principal that is returned earlier than expected may have to be reinvested in other investments having a lower yield than the prepaid security. Therefore, these securities may be less effective as a means of "locking in" attractive long-term interest rates, and they may have less potential for appreciation during periods of declining interest rates, than conventional bonds with comparable stated maturities. Prepayment risks can lead to substantial fluctuations in the value of a mortgage-related security. In turn, this can affect the value of the Fund's shares. If a mortgage-related security has been purchased at a premium, all or part of the premium the Fund paid may be lost if there is a decline in the market value of the security, whether that results from interest rate changes or prepayments on the underlying mortgages. In the case of stripped mortgage-related securities, if they experience greater rates of prepayment than were anticipated, the Fund may fail to recoup its initial investment on the security. During periods of rapidly rising interest rates, prepayments of mortgage-related securities may occur at slower than expected rates. Slower prepayments effectively may lengthen a mortgage-related security's expected duration. Generally, that would cause the value of the security to fluctuate more widely in responses to changes in interest rates. If the prepayments on the Fund's mortgage-related securities were to decrease broadly, the Fund's effective duration, and therefore its sensitivity to interest rate changes, would increase. As with other debt securities, the values of mortgage-related securities may be affected by changes in the market's perception of the creditworthiness of the entity issuing the securities or guaranteeing them. Their values may also be affected by changes in government regulations and tax policies. o Collateralized Mortgage Obligations. CMOs are multi-class bonds that are backed by pools of mortgage loans or mortgage pass-through certificates. They may be collateralized by: (1) pass-through certificates issued or guaranteed by Ginnie Mae, Fannie Mae, or Freddie Mac, (2) unsecuritized mortgage loans insured by the Federal Housing Administration or guaranteed by the Department of Veterans' Affairs, (3) unsecuritized conventional mortgages, (4) other mortgage-related securities, or (5) any combination of these. Each class of CMO, referred to as a "tranche," is issued at a specific coupon rate and has a stated maturity or final distribution date. Principal prepayments on the underlying mortgages may cause the CMO to be retired much earlier than the stated maturity or final distribution date. The principal and interest on the underlying mortgages may be allocated among the several classes of a series of a CMO in different ways. One or more tranches may have coupon rates that reset periodically at a specified increase over an index. These are floating rate CMOs, and typically have a cap on the coupon rate. Inverse floating rate CMOs have a coupon rate that moves in the reverse direction to an applicable index. The coupon rate on these CMOs will increase as general interest rates decrease. These are usually much more volatile than fixed rate CMOs or floating rate CMOs. o U.S. Government Mortgage-Related Securities. The Fund can invest in a variety of mortgage-related securities that are issued by U.S. government entities or instrumentalities, some of which are described below. o GNMA Certificates. The Government National Mortgage Association ("GNMA") is a wholly-owned corporate instrumentality of the United States within the U.S. Department of Housing and Urban Development. GNMA's principal programs involve its guarantees of privately-issued securities backed by pools of mortgages. Ginnie Maes are debt securities representing an interest in one or a pool of mortgages that are insured by the Federal Housing Administration or the Farmers Home Administration or guaranteed by the Veterans Administration The Ginnie Maes in which the Fund invests are of the "fully modified pass-through" type. They provide that the registered holders of the Ginnie Maes will receive timely monthly payments of the pro-rata share of the scheduled principal payments on the underlying mortgages, whether or not those amounts are collected by the issuers. Amounts paid include, on a pro rata basis, any prepayment of principal of such mortgages and interest (net of servicing and other charges) on the aggregate unpaid principal balance of the Ginnie Maes, whether or not the interest on the underlying mortgages has been collected by the issuers. The Ginnie Maes purchased by the Fund are guaranteed as to timely payment of principal and interest by GNMA. In giving that guaranty, GNMA expects that payments received by the issuers of Ginnie Maes on account of the mortgages backing the Ginnie Maes will be sufficient to make the required payments of principal of and interest on those Ginnie Maes. However if those payments are insufficient, the guaranty agreements between the issuers of the Ginnie Maes and GNMA require the issuers to make advances sufficient for the payments. If the issuers fail to make those payments, GNMA will do so. Under federal law, the full faith and credit of the United States is pledged to the payment of all amounts that may be required to be paid under any guaranty issued by GNMA as to such mortgage pools. An opinion of an Assistant Attorney General of the United States, dated December 9, 1969, states that such guaranties "constitute general obligations of the United States backed by its full faith and credit." GNMA is empowered to borrow from the United States Treasury to the extent necessary to make any payments of principal and interest required under those guaranties. Ginnie Maes are backed by the aggregate indebtedness secured by the underlying FHA-insured, FMHA-insured or VA-guaranteed mortgages. Except to the extent of payments received by the issuers on account of such mortgages, Ginnie Maes do not constitute a liability of those issuer, nor do they evidence any recourse against those issuers. Recourse is solely against GNMA. Holders of Ginnie Maes (such as the Fund) have no security interest in or lien on the underlying mortgages. Monthly payments of principal will be made, and additional prepayments of principal may be made, to the Fund with respect to the mortgages underlying the Ginnie Maes owned by the Fund. All of the mortgages in the pools relating to the Ginnie Maes in the Fund are subject to prepayment without any significant premium or penalty, at the option of the mortgagors. While the mortgages on 1-to-4-family dwellings underlying certain Ginnie Maes have a stated maturity of up to 30 years, it has been the experience of the mortgage industry that the average life of comparable mortgages, as a result of prepayments, refinancing and payments from foreclosures, is considerably less. o Federal Home Loan Mortgage Corporation ("FHLMC") Certificates. FHLMC, a corporate instrumentality of the United States, issues FHLMC certificates representing interests in mortgage loans. FHLMC guarantees to each registered holder of a FHLMC certificate timely payment of the amounts representing a holder's proportionate share in: (i) interest payments less servicing and guarantee fees, (ii) principal prepayments and (iii) the ultimate collection of amounts representing the holder's proportionate interest in principal payments on the mortgage loans in the pool represented by the FHLMC certificate, in each case whether or not such amounts are actually received. The obligations of FHLMC under its guarantees are obligations solely of FHLMC and are not backed by the full faith and credit of the United States. o Federal National Mortgage Association (Fannie Mae) Certificates. Fannie Mae, a federally-chartered and privately-owned corporation, issues Fannie Mae certificates which are backed by a pool of mortgage loans. Fannie Mae guarantees to each registered holder of a Fannie Mae certificate that the holder will receive amounts representing the holder's proportionate interest in scheduled principal and interest payments, and any principal prepayments, on the mortgage loans in the pool represented by such certificate, less servicing and guarantee fees, and the holder's proportionate interest in the full principal amount of any foreclosed or other liquidated mortgage loan. In each case the guarantee applies whether or not those amounts are actually received. The obligations of Fannie Mae under its guarantees are obligations solely of Fannie Mae and are not backed by the full faith and credit of the United States or any of its agencies or instrumentalities other than Fannie Mae. o Commercial (Privately-Issued) Mortgage-Related Securities. The Fund may invest in commercial mortgage-related securities issued by private entities. Generally these are multi-class debt or pass through certificates secured by mortgage loans on commercial properties. They are subject to the credit risk of the issuer. These securities typically are structured to provide protection to investors in senior classes from possible losses on the underlying loans. They do so by having holders of subordinated classes take the first loss if there are defaults on the underlying loans. They may also be protected to some extent by guarantees, reserve funds or additional collateralization mechanisms. o "Stripped" Mortgage-related Securities. The Fund may invest in stripped mortgage-related securities that are created by segregating the cash flows from underlying mortgage loans or mortgage securities to create two or more new securities. Each has a specified percentage of the underlying security's principal or interest payments. These are a form of derivative investment. Mortgage securities may be partially stripped so that each class receives some interest and some principal. However, they may be completely stripped. In that case all of the interest is distributed to holders of one type of security, known as an "interest-only" security, or "I/O," and all of the principal is distributed to holders of another type of security, known as a "principal-only" security or "P/O." Strips can be created for pass through certificates or CMOs. The yields to maturity of I/Os and P/Os are very sensitive to principal repayments (including prepayments) on the underlying mortgages. If the underlying mortgages experience greater than anticipated prepayments of principal, the Fund might not fully recoup its investment in an I/O based on those assets. If underlying mortgages experience less than anticipated prepayments of principal, the yield on the P/Os based on them could decline substantially. o Forward Rolls. The Fund can enter into "forward roll" transactions with respect to mortgage-related securities. In this type of transaction, the Fund sells a mortgage-related security to a buyer and simultaneously agrees to repurchase a similar security (the same type of security, and having the same coupon and maturity) at a later date at a set price. The securities that are repurchased will have the same interest rate as the securities that are sold, but typically will be collateralized by different pools of mortgages (with different prepayment histories) than the securities that have been sold. Proceeds from the sale are invested in short-term instruments, such as repurchase agreements. The income from those investments, plus the fees from the forward roll transaction, are expected to generate income to the Fund in excess of the yield on the securities that have been sold. The Fund will only enter into "covered" rolls. To assure its future payment of the purchase price, the Fund will identify on its books cash, liquid assets in an amount equal to the payment obligation under the roll. These transactions have risks. During the period between the sale and the repurchase, the Fund will not be entitled to receive interest and principal payments on the securities that have been sold. It is possible that the market value of the securities the Fund sells may decline below the price at which the Fund is obligated to repurchase securities. o Commercial Paper. The Fund may invest in commercial paper, including the following: o Variable Amount Master Demand Notes. Master demand notes are corporate obligations that permit the investment of fluctuating amounts by the Fund at varying rates of interest under direct arrangements between the Fund, as lender, and the borrower. They permit daily changes in the amounts borrowed. The Fund has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount. The borrower may prepay up to the full amount of the note without penalty. These notes may or may not be backed by bank letters of credit. Because these notes are direct lending arrangements between the lender and borrower, it is not expected that there will be a trading market for them. There is no secondary market for these notes, although they are redeemable (and thus are immediately repayable by the borrower) at principal amount, plus accrued interest, at any time. Accordingly, the Fund's right to redeem such notes is dependent upon the ability of the borrower to pay principal and interest on demand. The Fund has no limitations on the type of issuer from whom these notes will be purchased. However, in connection with such purchases and on an ongoing basis, the Sub-Advisor will consider the earning power, cash flow and other liquidity ratios of the issuer, and its ability to pay principal and interest on demand, including a situation in which all holders of such notes made demand simultaneously. Investments in master demand notes that are deemed illiquid are subject to the limitation on investments by the Fund in illiquid securities, described in the Prospectus. o Floating Rate and Variable Rate Obligations. Variable rate obligations may have a demand feature that allows the Fund to tender the obligation to the issuer or a third party prior to its maturity. The tender may be at par value plus accrued interest, according to the terms of the obligations. The interest rate on a floating rate demand note is based on a stated prevailing market rate, such as a bank's prime rate, the 91-day U.S. Treasury Bill rate, or some other standard, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable rate demand note is also based on a stated prevailing market rate but is adjusted automatically at specified intervals of not less than one year. Generally, the changes in the interest rate on such securities reduce the fluctuation in their market value. As interest rates decrease or increase, the potential for capital appreciation or depreciation is less than that for fixed-rate obligations of the same maturity. The Sub-Advisor may determine that an unrated floating rate or variable rate demand obligation meets the Fund's quality standards by reason of being backed by a letter of credit or guarantee issued by a bank that meets those quality standards. Floating rate and variable rate demand notes that have a stated maturity in excess of one year may have features that permit the holder to recover the principal amount of the underlying security at specified intervals not exceeding one year and upon no more than 30 days' notice. The issuer of that type of note normally has a corresponding right in its discretion, after a given period, to prepay the outstanding principal amount of the note plus accrued interest. Generally the issuer must provide a specified number of days' notice to the holder. o Asset-Backed Securities. Asset-backed securities are typically based on account receivables or consumer loans. The value of an asset-backed security is affected by changes in the market's perception of the asset backing the security, the creditworthiness of the servicing agent for the loan pool, the originator of the loans, or the financial institution providing any credit enhancement, and is also affected if any credit enhancement has been exhausted. The risks of investing in asset-backed securities are ultimately related to payment of consumer loans by the individual borrowers. As a purchaser of an asset-backed security, the Fund would generally have no recourse to the entity that originated the loans in the event of default by a borrower. The underlying loans are subject to prepayments, which may shorten the weighted average life of asset-backed securities and may lower their return, in the same manner as in the case of mortgage-backed securities and CMOs, described above, for prepayments of a pool of mortgage loans underlying mortgage-backed securities. o Zero-Coupon Securities of Private-Issuers. The Fund may also invest in zero-coupon securities issued by private-issuers such as domestic or foreign corporations. These securities have the same interest rate risks as described above for zero-coupon U.S. Treasury securities. An additional risk of private-issuer zero-coupon securities is the credit risk that the issuer will be unable to make payment at maturity of the obligation. o Bank Obligations and Instruments Secured By Them. The bank obligations the Fund may invest in include time deposits, certificates of deposit, and bankers' acceptances. They must be (i) obligations of a domestic bank with total assets of at least $1 billion or (ii) obligations of a foreign bank with total assets of at least U.S. $1 billion. The Fund may also invest in instruments secured by such obligations (for example, debt that is guaranteed by the bank). For purposes of this policy, the term "bank" includes commercial banks, savings banks, and savings and loan associations which may or may not be members of the Federal Deposit Insurance Corporation. Time deposits are non-negotiable deposits in a bank for a specified period of time at a stated interest rate. They may or may not be subject to early withdrawal penalties. However, time deposits that are subject to withdrawal penalties, other than those maturing in seven days or less, are subject to the limitation on investments by the Fund in illiquid investments. Bankers' acceptances are marketable short-term credit instruments used to finance the import, export, transfer or storage of goods. They are deemed "accepted" when a bank guarantees their payment at maturity. o Other Board-Approved Instruments. The Fund may invest in other debt instruments (including new instruments that may be developed in the future) that the Fund's Board of Trustees determines are consistent with the Fund's investment objective and investment policies. o High-Yield Securities. The Fund may invest up to 10% of its total assets in high-risk, high-yield, lower-grade debt securities (commonly called "junk bonds"), whether they are rated or unrated. While the Fund may invest in lower-grade debt securities, it is not currently contemplated that the Fund will do so to a significant extent. The Sub-Advisor will not rely solely on the ratings assigned by rating services, and the Fund may invest in unrated securities which offer, in the opinion of the Sub-Advisor, comparable yields and risks as those rated securities in which the Fund may invest. High-yield securities are rated "BB" or below by Standard & Poor's Corporation or "Ba" or below by Moody's Investors Service, Inc., or have a similar credit risk rating by another rating organization. If they are unrated, the Sub-Advisor will assign a rating to them that the Sub-Advisor believes is of comparable quality to rated securities. High-yield securities are considered more risky than investment-grade bonds because there is greater uncertainty regarding the economic viability of the issuer. The Fund may invest in securities rated as low as "C" by Moody's or "D" by S&P. o Special Risks of High-Yield Securities. Risks of high-yield securities may include: (1) limited liquidity and secondary market support, (2) substantial market price volatility resulting from changes in prevailing interest rates, (3) subordination to the prior claims of banks and other senior lenders, (4) the operation of mandatory sinking fund or call/redemption provisions during periods of declining interest rates that could cause the Fund to reinvest premature redemption proceeds only in lower yielding portfolio securities, (5) the possibility that earnings of the issuer may be insufficient to meet its debt service, and (6) the issuer's low creditworthiness and potential for insolvency during periods of rising interest rates and economic downturn. As a result of the limited liquidity of high-yield securities, their prices have at times experienced significant and rapid decline when a substantial number of holders decided to sell. A decline is also likely in the high-yield bond market during an economic downturn. An economic downturn or an increase in interest rates could severely disrupt the market for high-yield bonds and adversely affect the value of outstanding bonds and the ability of the issuers to repay principal and interest. Other Investment Techniques and Strategies |X| Foreign Securities. The Fund may invest in securities (which may be denominated in U.S. dollars or non-U.S. currencies) issued or guaranteed by foreign corporations, certain supranational entities and foreign governments or their agencies or instrumentalities, and in securities issued by U.S. corporations denominated in non-U.S. currencies. The types of foreign debt obligations and other securities in which the Fund may invest are the same types of debt securities identified above. Foreign securities are subject, however, to additional risks not associated with domestic securities, as discussed below. These additional risks may be more pronounced as to investments in securities issued by emerging market countries or by companies located in emerging market countries. o Risks of Foreign Investing. Investments in foreign securities may offer special opportunities for investing but also present special additional risks and considerations not typically associated with investments in domestic securities. Some of these additional risks are: o reduction of income by foreign taxes; o fluctuation in value of foreign investments due to changes in currency rates or currency control regulations (for example, currency blockage); o transaction charges for currency exchange; o lack of public information about foreign issuers; o lack of uniform accounting, auditing and financial reporting standards in foreign countries comparable to those applicable to domestic issuers; o less volume on foreign exchanges than on U.S. exchanges; o greater volatility and less liquidity on foreign markets than in the U.S.; o less governmental regulation of foreign issuers, stock exchanges and brokers than in the U.S.; o foreign exchange contracts; o greater difficulties in commencing lawsuits; o higher brokerage commission rates than in the U.S.; o increased risks of delays in settlement of portfolio transactions or loss of certificates for portfolio securities; o foreign withholding taxes on interest and dividends; o possibilities in some countries of expropriation, nationalization, confiscatory taxation, political, financial or social instability or adverse diplomatic developments; and o unfavorable differences between the U.S. economy and foreign economies. In the past, U.S. government policies have discouraged certain investments abroad by U.S. investors, through taxation or other restrictions, and it is possible that such restrictions could be re-imposed. |X| Investment-Grade Bonds. The Fund may invest in investment-grade debt obligations rated in the four highest investment categories by Standard & Poor's Corporation, Moody's Investors Service, Inc., or by another NRSRO. If they are unrated, they will be assigned a rating by the Sub-Advisor to be considered of similar quality to obligations that are rated investment grade. These investments may include: o Corporate Bonds. The Fund may invest in debt securities issued by domestic corporations. o Foreign Bonds. The Fund may invest in bonds and other debt securities denominated in currencies other than the U.S. dollar. Generally, these securities are issued by foreign corporations and foreign governments and are traded on foreign markets. Investment in foreign debt securities that are denominated in foreign currencies involve certain additional risks, which are described above, in "Foreign Securities." |X| Participation Interests. Participation interests are interests in loans made to U.S. or foreign companies or to foreign governments. These interests are typically acquired from banks or brokers that have made the loan or are members of the lending syndicate. No more than 5% of the Fund's net assets may be invested in participation interests of the same borrower. The value of loan participation interests depends primarily upon the creditworthiness of the borrower, and its ability to pay interest and principal. Borrowers may have difficulty making payments. If a borrower fails to make scheduled interest or principal payments, the Fund could experience a decline in the net asset value of its shares. Certain participation interests may be illiquid and are subject to the Fund's limitations on investments in illiquid securities. The Manager has set certain creditworthiness standards for issuers of loan participations, and monitors their creditworthiness. Some borrowers may have senior securities rated as low as "C" by Moody's or "D" by S&P, but may be deemed acceptable credit risks. Participation interests provide the Fund an undivided interest in a loan made by the issuing financial institution in the proportion that the Fund's participation interest bears to the total principal amount of the loan. The issuing financial institution may have no obligation to the Fund other than to pay the Fund the proportionate amount of the principal and interest payments it receives. In the event of a failure by the financial institution to perform its obligation in connection with the participation agreement, the Fund might incur certain costs and delays in realizing payment or may suffer a loss of principal and/or interest. Borrowing. From time to time, the Fund may borrow from banks. Such borrowing may be used to fund shareholder redemptions or for other purposes. The Fund will borrow only from banks. Under the requirements of the Investment Company Act, the Fund may borrow only to the extent that the value of that Fund's total assets, less its liabilities other than borrowings, is equal to at least 300% of all borrowings including the proposed borrowing. As a fundamental policy, the amount of borrowings is limited to not more than one third of its total assets. If the value of the Fund's assets so computed should fail to meet the 300% asset coverage requirement, the Fund is required within three days to reduce its bank debt to the extent necessary to meet such requirement. It might have to sell a portion of its investments at a time when independent investment judgment would not dictate such sale. Since substantially all of the Fund's assets fluctuate in value, but borrowing obligations are fixed, when the Fund has outstanding borrowings, its net asset value per share correspondingly will tend to increase and decrease more when portfolio assets fluctuate in value than otherwise would be the case. While borrowings from banks may represent up to one-third of the Fund's total assets, the Fund does not intend to make any investment purchases while its borrowings exceed 5% of its total assets. The Fund will pay interest on its borrowings. Borrowing may subject the Fund to greater risks and costs than funds that do not borrow. These risks may include the possible reduction of income and increased fluctuation in the Fund's net asset value per share. |X| When-Issued and Delayed-Delivery Transactions. The Fund can purchase securities on a "when-issued" basis, and may purchase or sell such securities on a "delayed-delivery" basis. "When-issued" or "delayed-delivery" refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. When such transactions are negotiated, the price (which is generally expressed in yield terms) is fixed at the time the commitment is made. Delivery and payment for the securities take place at a later date. The securities are subject to change in value from market fluctuations during the period until settlement. The value at delivery may be less than the purchase price. For example, changes in interest rates in a direction other than that expected by the Manager before settlement will affect the value of such securities and may cause a loss to the Fund. During the period between purchase and settlement, the Fund makes no payment to the issuer and no interest accrues to the Fund from the investment until it receives the security at settlement. There is a risk of loss to the Fund if the value of the security changes prior to the settlement date, and there is the risk that the other party may not perform. The Fund may engage in when-issued transactions to secure what the Manager considers to be an advantageous price and yield at the time the obligation is entered into. When the Fund enters into a when-issued or delayed-delivery transaction, it relies on the other party to complete the transaction. Its failure to do so may cause the Fund to lose the opportunity to obtain the security at a price and yield the Manager considers to be advantageous. When the Fund engages in when-issued and delayed-delivery transactions, it does so for the purpose of acquiring or selling securities consistent with its investment objective and policies for its portfolio or for delivery pursuant to options contracts it has entered into, and not for the purposes of investment leverage. Although the Fund will enter into when-issued or delayed-delivery purchase transactions to acquire securities, the Fund may dispose of a commitment prior to settlement. If the Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition or to dispose of its right to deliver or receive against a forward commitment, it may incur a gain or loss. At the time the Fund makes the commitment to purchase or sell a security on a when-issued or delayed-delivery basis, it records the transaction on its books and reflects the value of the security purchased in determining the Fund's net asset value. In a sale transaction, it records the proceeds to be received. The Fund will identify on its books liquid assets at least equal in value to the value of the Fund's purchase commitments until the Fund pays for the investment. When-issued and delayed-delivery transactions can be used by the Fund as a defensive technique to hedge against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling prices, the Fund might sell securities in its portfolio on a forward commitment basis to attempt to limit its exposure to anticipated falling prices. In periods of falling interest rates and rising prices, the Fund might sell portfolio securities and purchase the same or similar securities on a when-issued or delayed-delivery basis to obtain the benefit of currently higher cash yields. |X| Repurchase Agreements. The Fund can acquire securities subject to repurchase agreements. It might do so o for liquidity purposes to meet anticipated repurchases of Fund shares, or o pending the investment of the proceeds from sales of Fund shares, or o pending the settlement of portfolio securities transactions, or for temporary defensive purposes, as described below. In a repurchase transaction, the Fund buys a security from, and simultaneously resells it to, an approved vendor for delivery on an agreed-upon future date. Approved vendors include U.S. commercial banks, U.S. branches of foreign banks, or broker-dealers that have been designated as primary dealers in government securities. They must meet credit requirements set by the Manager from time to time. The resale price exceeds the purchase price by an amount that reflects an agreed-upon interest rate effective for the period during which the repurchase agreement is in effect. The majority of these transactions run from day to day, and delivery pursuant to the resale typically occurs within one to five days of the purchase. Repurchase agreements having a maturity beyond seven days are subject to the Fund's limits on holding illiquid investments. The Fund will not enter into a repurchase agreement that causes more than 10% of its net assets to be subject to repurchase agreements having a maturity beyond seven days. There is no limit on the amount of the Fund's net assets that may be subject to repurchase agreements having maturities of seven days or less. Repurchase agreements, considered "loans" under the Investment Company Act, are collateralized by the underlying security. The Fund's repurchase agreements require that at all times while the repurchase agreement is in effect, the value of the collateral must equal or exceed the repurchase price to fully collateralize the repayment obligation. However, if the vendor fails to pay the resale price on the delivery date, the Fund may incur costs in disposing of the collateral and may experience losses if there is any delay in its ability to do so. The Sub-Advisor will monitor the vendor's creditworthiness to confirm that the vendor is financially sound and will continuously monitor the collateral's value. o Reverse Repurchase Agreements. The Fund can use reverse repurchase agreements on debt obligations it owns, as a cash management tool, but not as a means of leveraging investments. Under a reverse repurchase agreement, the Fund sells an underlying debt obligation and simultaneously obtains the commitment of the purchaser to sell the security back to the Fund at an agreed-upon price at an agreed-upon date. The Fund will identify on its books liquid assets in an amount sufficient to cover its obligations under reverse repurchase agreements, including interest, until payment is made to the seller. Before the Fund enters into a reverse repurchase agreement, the Sub-Advisor must be satisfied that the seller, typically a bank or broker-dealer, is creditworthy. These transactions involve the risk of default or insolvency by the seller, including possible delays in the Fund's ability to dispose of the underlying collateral. An additional risk is that the market value of the securities sold by the Fund under a reverse repurchase agreement could decline below the price at which the Fund is obligated to repurchase them. These agreements will be considered borrowings by the Fund and will be subject to the asset coverage requirement under the Fund's policy on borrowing discussed elsewhere in this Statement of Additional Information. |X| Illiquid and Restricted Securities. . Under the policies and procedures established by the Fund's Board of Trustees, the Sub-Advisor determines the liquidity of certain of the Fund's investments. To enable the Fund to sell restricted securities not registered under the Securities Act of 1933, the Fund may have to cause those securities to be registered. The expenses of registration of restricted securities may be negotiated by the Fund with the issuer at the time such securities are purchased by the Fund, if such registration is required before such securities may be sold publicly. When registration must be arranged because the Fund wishes to sell the security, a considerable period may elapse between the time the decision is made to sell the securities and the time the Fund would be permitted to sell them. The Fund would bear the risks of any downward price fluctuation during that period. The Fund expects to acquire hybrid instruments having regulatory or contractual restrictions on their resale, which might limit the Fund's ability to dispose of such securities and might lower the amount realizable upon the sale of such securities. The Fund has percentage limitations that apply to purchases of restricted and illiquid securities, as stated in the Prospectus. Those percentage restrictions do not limit purchases of restricted securities that are eligible for sale to qualified institutional purchasers pursuant to Rule 144A under the Securities Act of 1933, provided that those securities have been determined to be liquid by the Board of Trustees of the Fund or by the Manager under Board-approved guidelines. Those guidelines take into account the trading activity for such securities and the availability of reliable pricing information, among other factors. If there is a lack of trading interest in a particular Rule 144A security, the Fund's holding of that security may be deemed to be illiquid. |X| Loans of Portfolio Securities. To attempt to generate income, the Fund may lend its portfolio securities to brokers, dealers and other financial institutions. The Fund must receive collateral for a loan. These loans are limited to not more than one-third of the Fund's net assets and are subject to other conditions described below. The Fund presently does not intend to lend its portfolio securities, but if it does, the value of securities loaned will not exceed one-third of the value of its total assets in the coming year. There are some risks in connection with securities lending. The Fund might experience a delay in receiving additional collateral to secure a loan, or a delay in recovery of the loaned securities if the borrower defaults. The Fund must receive collateral for a loan. Under current applicable regulatory requirements (which are subject to change), on each business day the loan collateral must be at least equal to the value of the loaned securities. It must consist of cash, bank letters of credit, securities of the U.S. government or its agencies or instrumentalities, or other cash equivalents in which the Fund is permitted to invest. To be acceptable as collateral, letters of credit must obligate a bank to pay amounts demanded by the Fund if the demand meets the terms of the letter. The terms of the letter of credit and the issuing bank both must be satisfactory to the Fund. When it lends securities, the Fund receives amounts equal to the dividends or interest on loaned securities. It also receives one or more of (a) negotiated loan fees, (b) interest on securities used as collateral, and (c) interest on any short-term debt securities purchased with such loan collateral. Each type of interest may be shared with the borrower. The Fund may also pay reasonable finders', custodian and administrative fees in connection with these loans. The terms of the Fund's loans must meet applicable tests under the Internal Revenue Code and must permit the Fund to reacquire loaned securities on five days' notice or in time to vote on any important matter. |X| Hedging. As described in the Prospectus, the Fund can use hedging instruments. To attempt to protect against declines in the market value of the Fund's portfolio, to permit the Fund to retain unrealized gains in the value of portfolio securities which have appreciated, or to facilitate selling securities for investment reasons, the Fund could: o sell futures contracts, o buy puts on such futures or on securities, or o write covered calls on securities or futures. Covered calls may also be used to increase the Fund's income, but the Sub-Advisor does not expect to engage extensively in that practice. The Fund may use hedging to establish a position in the securities market as a temporary substitute for purchasing particular securities. In that case the Fund will normally seek to purchase the securities and then terminate that hedging position. The Fund might also use this type of hedge to attempt to protect against the possibility that its portfolio securities would not be fully included in a rise in value of the market. To do so the Fund could: o buy futures, or o buy calls on such futures or on securities. When hedging to protect against declines in the dollar value of a foreign currency-denominated security, the Fund may: o buy puts on that foreign currency and on foreign currency futures, o write calls on that currency or on such futures contracts, or o enter into forward contracts at a higher or lower rate than the spot ("cash") rate. The particular hedging instruments the Fund can use are described below. The Fund may employ new hedging instruments and strategies when they are developed, if those investment methods are consistent with the Fund's investment objective and are permissible under applicable regulations governing the Fund. o Futures. The Fund may buy and sell interest rate futures contracts, commodities, futures contracts, financial futures, and forward contracts. No money is paid or received by the Fund on the purchase or sale of a future. Upon entering into a futures transaction, the Fund will be required to deposit an initial margin payment with the futures commission merchant (the "futures broker"). Initial margin payments will be deposited with the Fund's custodian bank in an account registered in the futures broker's name. However, the futures broker can gain access to that account only under specified conditions. As the future is marked to market (that is, its value on the Fund's books is changed) to reflect changes in its market value, subsequent margin payments, called variation margin, will be paid to or by the futures broker daily. The Fund can invest a portion of its assets in commodity futures contracts. Commodity futures may be based upon commodities within five main commodity groups: (1) energy, which includes crude oil, natural gas, gasoline and heating oil; (2) livestock, which includes cattle and hogs; (3) agriculture, which includes wheat, corn, soybeans, cotton, coffee, sugar and cocoa; (4) industrial metals, which includes aluminum, copper, lead, nickel, tin and zinc; and (5) precious metals, which includes gold, platinum and silver. The Fund may purchase and sell commodity futures contracts, options on futures contracts and options and futures on commodity indices with respect to these five main commodity groups and the individual commodities within each group, as well as other types of commodities. The Fund does not pay or receive money on the purchase or sale of a future. Upon entering into a futures transaction, the Fund will be required to deposit an initial margin payment with the futures commission merchant (the "futures broker"). Initial margin payments will be deposited with the Fund's custodian bank in an account registered in the futures broker's name. However, the futures broker can gain access to that account only under specified conditions. As the future is marked to market (that is, its value on the Fund's books is changed) to reflect changes in its market value, subsequent margin payments, called variation margin, will be paid to or by the futures broker daily. Alternatively, the Fund may maintain accounts with futures brokers, provided that the Fund and the futures brokers comply with the requirements of the rules under the Investment Company Act. At any time prior to expiration of the future, the Fund may elect to close out its position by taking an opposite position, at which time a final determination of variation margin is made and any additional cash must be paid by or released to the Fund. Any loss or gain on the future is then realized by the Fund for tax purposes. All futures transactions are effected through a clearinghouse associated with the exchange on which the contracts are traded. While the terms of interest rate futures contracts call for settlement by delivery or acquisition of debt securities, in most cases the obligation is fulfilled by entering into an offsetting position. Financial futures contracts are similar to interest rate futures, but settlement is made in cash. o Forward Contracts. Forward contracts are foreign currency exchange contracts. They are used to buy or sell foreign currency for future delivery at a fixed price. The Fund uses them to "lock in" the U.S. dollar price of a security denominated in a foreign currency that the Fund has bought or sold, or to protect against possible losses from changes in the relative values of the U.S. dollar and a foreign currency. The Fund limits its exposure in foreign currency exchange contracts in a particular foreign currency to the amount of its assets denominated in that currency or a closely-correlated currency. The Fund may also use "cross-hedging" where the Fund hedges against changes in currencies other than the currency in which a security it holds is denominated. Under a forward contract, one party agrees to purchase, and another party agrees to sell, a specific currency at a future date. That date may be any fixed number of days from the date of the contract agreed-upon by the parties. The transaction price is set at the time the contract is entered into. These contracts are traded in the inter-bank market conducted directly among currency traders (usually large commercial banks) and their customers. The Fund may use forward contracts to protect against uncertainty in the level of future exchange rates. The use of forward contracts does not eliminate the risk of fluctuations in the prices of the underlying securities the Fund owns or intends to acquire, but it does fix a rate of exchange in advance. Although forward contracts may reduce the risk of loss from a decline in the value of the hedged currency, at the same time they limit any potential gain if the value of the hedged currency increases. When the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when it anticipates receiving dividend payments in a foreign currency, the Fund may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of the dividend payments. To do so, the Fund may enter into a forward contract for the purchase or sale of the amount of foreign currency involved in the underlying transaction, in a fixed amount of U.S. dollars per unit of the foreign currency. This is called a "transaction hedge." The transaction hedge will protect the Fund against a loss from an adverse change in the currency exchange rates during the period between the date on which the security is purchased or sold or on which the payment is declared, and the date on which the payments are made or received. The Fund may also use forward contracts to lock in the U.S. dollar value of portfolio positions. This is called a "position hedge." When the Fund believes that foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell an amount of that foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in that foreign currency. When the Fund believes that the U.S. dollar may suffer a substantial decline against a foreign currency, it may enter into a forward contract to buy that foreign currency for a fixed dollar amount. Alternatively, the Fund may enter into a forward contract to sell a different foreign currency for a fixed U.S. dollar amount if the Fund believes that the U.S. dollar value of the foreign currency to be sold pursuant to its forward contract will fall whenever there is a decline in the U.S. dollar value of the currency in which portfolio securities of the Fund are denominated. That is referred to as a "cross hedge." The Fund will cover its short positions in these cases by identifying to its custodian bank assets having a value equal to the aggregate amount of the Fund's commitment under forward contracts. The Fund will not enter into forward contracts or maintain a net exposure to such contracts if the consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency or another currency that is the subject of the hedge. However, to avoid excess transactions and transaction costs, the Fund may maintain a net exposure to forward contracts in excess of the value of the Fund's portfolio securities or other assets denominated in foreign currencies if the excess amount is "covered" by liquid securities denominated in any currency. The cover must be at least equal at all times to the amount of that excess. As one alternative, the Fund may purchase a call option permitting the Fund to purchase the amount of foreign currency being hedged by a forward sale contract at a price no higher than the forward contract price. As another alternative, the Fund may purchase a put option permitting the Fund to sell the amount of foreign currency subject to a forward purchase contract at a price as high or higher than the forward contact price. The precise matching of the amounts under forward contracts and the value of the securities involved generally will not be possible because the future value of securities denominated in foreign currencies will change as a consequence of market movements between the date the forward contract is entered into and the date it is sold. In some cases the Sub-Advisor may decide to sell the security and deliver foreign currency to settle the original purchase obligation. If the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver, the Fund may have to purchase additional foreign currency on the "spot" (that is, cash) market to settle the security trade. If the market value of the security instead exceeds the amount of foreign currency the Fund is obligated to deliver to settle the trade, the Fund may have to sell on the spot market some of the foreign currency received upon the sale of the security. There will be additional transaction costs on the spot market in those cases. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward contracts involve the risk that anticipated currency movements will not be accurately predicted, causing the Fund to sustain losses on these contracts and to pay additional transactions costs. The use of forward contracts in this manner may reduce the Fund's performance if there are unanticipated changes in currency prices to a greater degree than if the Fund had not entered into such contracts. At or before the maturity of a forward contract requiring the Fund to sell a currency, the Fund might sell a portfolio security and use the sale proceeds to make delivery of the currency. In the alternative the Fund might retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract. Under that contract the Fund will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, the Fund might close out a forward contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. The Fund would realize a gain or loss as a result of entering into such an offsetting forward contract under either circumstance. The gain or loss will depend on the extent to which the exchange rate or rates between the currencies involved moved between the execution dates of the first contract and offsetting contract. The costs to the Fund of engaging in forward contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because forward contracts are usually entered into on a principal basis, no brokerage fees or commissions are involved. Because these contracts are not traded on an exchange, the Fund must evaluate the credit and performance risk of the counterparty under each forward contract. Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. The Fund may convert foreign currency from time to time, and will incur costs in doing so. Foreign exchange dealers do not charge a fee for conversion, but they do seek to realize a profit based on the difference between the prices at which they buy and sell various currencies. Thus, a dealer might offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange if the Fund desires to resell that currency to the dealer. o Comparison of Commodity Futures and Forward Contracts. Futures contracts and forward contracts achieve the same economic effect: both are an agreement to purchase a specified amount of a specified commodity at a specified future date for a price agreed-upon today. However, there are significant differences in the operation of the two contracts. Forward contracts are individually negotiated transactions and are not exchange traded. Therefore, with a forward contract, the Fund would make a commitment to carry out the purchase or sale of the underlying commodity at expiration. For example, if the Fund were to buy a forward contract to purchase a certain amount of gold at a set price per ounce for delivery in three months' time and then, two months later, the Fund wished to liquidate that position, it would contract for the sale of the gold at a new price per ounce for delivery in one months' time. At expiration of both forward contracts, the Fund would be required to buy the gold at the set price under the first forward contract and sell it at the agreed-upon price under the second forward contract. Even though the Fund has effectively offset its gold position with the purchase and sale of the two forward contracts, it must still honor the original commitment at maturity of the two contracts. By contrast, futures exchanges have central clearinghouses which keep track of all positions. To offset a long position in a futures contract, the Fund simply needs to sell a similar contract on the exchange. The exchange clearinghouse will record both the original futures contract purchase and the offsetting sale, and there is no further commitment on the part of the Fund. Only a very small percentage of commodity futures contracts result in actual delivery of the underlying commodity. Additionally, any gain or loss on the purchase and sale of the futures contracts is recognized immediately upon the offset, while with a forward contract, profit or loss is recognized upon maturity of the forward contracts. o Put and Call Options. The Fund may buy and sell certain kinds of put options ("puts") and call options ("calls"). The Fund may buy and sell exchange-traded and over-the-counter put and call options, including index options, securities options, currency options, commodities options, and options on swaps and the other types of futures described above. o Writing Covered Call Options. The Fund may write (that is, sell) covered calls. If the Fund sells a call option, it must be covered. That means the Fund must own the security subject to the call while the call is outstanding, or, for certain types of calls, the call may be covered by segregating liquid assets to enable the Fund to satisfy its obligations if the call is exercised. There is no limit on the amount of assets that may be subject to calls the Fund writes. When the Fund writes a call on a security, it receives cash (a premium). The Fund agrees to sell the underlying security to a purchaser of a corresponding call on the same security during the call period at a fixed exercise price regardless of market price changes during the call period. The call period is usually not more than nine months. The exercise price may differ from the market price of the underlying security. The Fund has the risk of loss that the price of the underlying security may decline during the call period. That risk may be offset to some extent by the premium the Fund receives. If the value of the investment does not rise above the call price, it is likely that the call will lapse without being exercised. In that case the Fund would keep the cash premium and the investment. The Fund's custodian, or a securities depository acting for the custodian, will act as the Fund's escrow agent, through the facilities of the Options Clearing Corporation ("OCC"), as to the investments on which the Fund has written calls traded on exchanges or as to other acceptable escrow securities. In that way, no margin will be required for such transactions. OCC will release the securities on the expiration of the option or when the Fund enters into a closing transaction. When the Fund writes a call on an index, it receives cash (a premium). If the buyer of the call exercises it, the Fund will pay an amount of cash equal to the difference between the closing price of the call and the exercise price, multiplied by the specified multiple that determines the total value of the call for each point of difference. If the value of the underlying investment does not rise above the call price, it is likely that the call will lapse without being exercised. In that case the Fund would keep the cash premium. When the Fund writes an over-the-counter ("OTC") option, it will enter into an arrangement with a primary U.S. government securities dealer which will establish a formula price at which the Fund will have the absolute right to repurchase that OTC option. The formula price will generally be based on a multiple of the premium received for the option, plus the amount by which the option is exercisable below the market price of the underlying security (that is, the option is "in the money"). When the Fund writes an OTC option, it will treat as illiquid (for purposes of its restriction on holding illiquid securities) the mark-to-market value of any OTC option it holds, unless the option is subject to a buy-back agreement by the executing broker. To terminate its obligation on a call it has written, the Fund may purchase a corresponding call in a "closing purchase transaction." The Fund will then realize a profit or loss, depending upon whether the net of the amount of the option transaction costs and the premium received on the call the Fund wrote is more or less than the price of the call the Fund purchases to close out the transaction. The Fund may realize a profit if the call expires unexercised, because the Fund will retain the underlying security and the premium it received when it wrote the call. Any such profits are considered short-term capital gains for federal income tax purposes, as are the premiums on lapsed calls. When distributed by the Fund they are taxable as ordinary income. If the Fund cannot effect a closing purchase transaction due to the lack of a market, it will have to hold the callable securities until the call expires or is exercised. The Fund may write call options on financial and commodity indices. When writing a call on a index, the Fund receives a premium and agrees to pay to the call buyer a cash amount equal to the appreciation of the index in excess of the option strike price over the call period. If the index declines in value the Fund has no payment obligation and retains the option premium. When writing a call option on an index, the Fund will segregate liquid assets equal to the settlement value of the option. The Fund may also write calls on a futures contract without owning the futures contract or securities deliverable under the contract. To do so, at the time the call is written, the Fund must cover the call by identifying on its books an equivalent dollar amount of liquid assets. The Fund will segregate additional liquid assets if the value of the segregated assets drops below 100% of the current value of the future. Because of this segregation requirement, in no circumstances would the Fund's receipt of an exercise notice as to that future require the Fund to deliver a futures contract. It would simply put the Fund in a short futures position, which is permitted by the Fund's hedging policies. o Writing Put Options. The Fund may sell put options. A put option on securities gives the purchaser the right to sell, and the writer the obligation to buy, the underlying investment at the exercise price during the option period. If the Fund writes a put, the put must be covered by liquid assets identified on the Fund's books. The premium the Fund receives from writing a put represents a profit, as long as the price of the underlying investment remains equal to or above the exercise price of the put. However, the Fund also assumes the obligation during the option period to buy the underlying investment from the buyer of the put at the exercise price, even if the value of the investment falls below the exercise price. If a put the Fund has written expires unexercised, the Fund realizes a gain in the amount of the premium less the transaction costs incurred. If the put is exercised, the Fund must fulfill its obligation to purchase the underlying investment at the exercise price. That price will usually exceed the market value of the investment at that time. In that case, the Fund may incur a loss if it sells the underlying investment. That loss will be equal to the sum of the sale price of the underlying investment and the premium received minus the sum of the exercise price and any transaction costs the Fund incurred. When writing a put option on a security, to secure its obligation to pay for the underlying security the Fund will deposit in escrow liquid assets with a value equal to or greater than the exercise price of the underlying securities. The Fund therefore foregoes the opportunity of investing the segregated assets or writing calls against those assets. As long as the Fund's obligation as the put writer continues, it may be assigned an exercise notice by the broker-dealer through which the put was sold. That notice will require the Fund to take delivery of the underlying security and pay the exercise price. The Fund has no control over when it may be required to purchase the underlying security, since it may be assigned an exercise notice at any time prior to the termination of its obligation as the writer of the put. That obligation terminates upon expiration of the put. It may also terminate if, before it receives an exercise notice, the Fund effects a closing purchase transaction by purchasing a put of the same series as it sold. Once the Fund has been assigned an exercise notice, it cannot effect a closing purchase transaction. The Fund may decide to effect a closing purchase transaction to realize a profit on an outstanding put option it has written or to prevent the underlying security from being put. Effecting a closing purchase transaction will also permit the Fund to write another put option on the security, or to sell the security and use the proceeds from the sale for other investments. The Fund will realize a profit or loss from a closing purchase transaction depending on whether the cost of the transaction is less or more than the premium received from writing the put option. Any profits from writing puts are considered short-term capital gains for federal tax purposes, and when distributed by the Fund, are taxable as ordinary income. o Purchasing Calls and Puts. The Fund may purchase calls to protect against the possibility that the Fund's portfolio will not participate in an anticipated rise in the securities market. When the Fund buys a call (other than in a closing purchase transaction), it pays a premium. The Fund then has the right to buy the underlying investment from a seller of a corresponding call on the same investment during the call period at a fixed exercise price. The Fund benefits only if it sells the call at a profit or if, during the call period, the market price of the underlying investment is above the sum of the call price plus the transaction costs and the premium paid for the call and the Fund exercises the call. If the Fund does not exercise the call or sell it (whether or not at a profit), the call will become worthless at its expiration date. In that case the Fund will have paid the premium but lost the right to purchase the underlying investment. The Fund may buy puts whether or not it holds the underlying investment in its portfolio. When the Fund purchases a put, it pays a premium and, except as to puts on indices, has the right to sell the underlying investment to a seller of a put on a corresponding investment during the put period at a fixed exercise price. Buying a put on securities or futures the Fund owns enables the Fund to attempt to protect itself during the put period against a decline in the value of the underlying investment below the exercise price by selling the underlying investment at the exercise price to a seller of a corresponding put. If the market price of the underlying investment is equal to or above the exercise price and, as a result, the put is not exercised or resold, the put will become worthless at its expiration date. In that case the Fund will have paid the premium but lost the right to sell the underlying investment. However, the Fund may sell the put prior to its expiration. That sale may or may not be at a profit. When the Fund purchases a call or put on an index or future, it pays a premium, but settlement is in cash rather than by delivery of the underlying investment to the Fund. Gain or loss depends on changes in the index in question (and thus on price movements in the securities market generally) rather than on price movements in individual securities or futures contracts. o Buying and Selling Options on Foreign Currencies. The Fund can buy and sell calls and puts on foreign currencies. They include puts and calls that trade on a securities or commodities exchange or in the over-the-counter markets or are quoted by major recognized dealers in such options. The Fund would use these calls and puts to try to protect against declines in the dollar value of foreign securities and increases in the dollar cost of foreign securities the Fund wants to acquire. If the Sub-Advisor anticipates a rise in the dollar value of a foreign currency in which securities to be acquired are denominated, the increased cost of those securities may be partially offset by purchasing calls or writing puts on that foreign currency. If the Sub-Advisor anticipates a decline in the dollar value of a foreign currency, the decline in the dollar value of portfolio securities denominated in that currency may be partially offset by writing calls or purchasing puts on that foreign currency. However, the currency rates could fluctuate in a direction adverse to the Fund's position. The Fund will then have incurred option premium payments and transaction costs without a corresponding benefit. A call the Fund writes on a foreign currency is "covered" if the Fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or it can do so for additional cash consideration held in a segregated account by its custodian bank) upon conversion or exchange of other foreign currency held in its portfolio. The Fund may write a call on a foreign currency to provide a hedge against a decline in the U.S. dollar value of a security which the Fund owns or has the right to acquire and which is denominated in the currency underlying the option. That decline may be one that occurs due to an expected adverse change in the exchange rate. This is known as a "cross-hedging" strategy. In those circumstances, the Fund covers the option by maintaining cash, U.S. government securities or other liquid, high-grade debt securities in an amount equal to the exercise price of the option, in a segregated account with the Fund's custodian bank. o Risks of Hedging with Options and Futures. The use of hedging instruments requires special skills and knowledge of investment techniques that are different than what is required for normal portfolio management. If the Sub-Advisor uses a hedging instrument at the wrong time or judges market conditions incorrectly, hedging strategies may reduce the Fund's return. The Fund could also experience losses if the prices of its futures and options positions were not correlated with its other investments. The Fund's option activities may affect its portfolio turnover rate and brokerage commissions. The exercise of calls written by the Fund may cause the Fund to sell related portfolio securities, thus increasing its turnover rate. The exercise by the Fund of puts on securities will cause the sale of underlying investments, increasing portfolio turnover. Although the decision whether to exercise a put it holds is within the Fund's control, holding a put might cause the Fund to sell the related investments for reasons that would not exist in the absence of the put. The Fund could pay a brokerage commission each time it buys a call or put, sells a call or put, or buys or sells an underlying investment in connection with the exercise of a call or put. Those commissions may be higher on a relative basis than the commissions for direct purchases or sales of the underlying investments. Premiums paid for options are small in relation to the market value of the underlying investments. Consequently, put and call options offer large amounts of leverage. The leverage offered by trading in options could result in the Fund's net asset value being more sensitive to changes in the value of the underlying investment. If a covered call written by the Fund is exercised on an investment that has increased in value, the Fund will be required to sell the investment at the call price. It will not be able to realize any profit if the investment has increased in value above the call price. An option position may be closed out only on a market that provides secondary trading for options of the same series, and there is no assurance that a liquid secondary market will exist for any particular option. The Fund could experience losses if it could not close out a position because of an illiquid market for the future or option. There is a risk in using short hedging by selling futures or purchasing puts on broadly-based indices or futures to attempt to protect against declines in the value of the Fund's portfolio securities. The risk is that the prices of the futures or the applicable index will correlate imperfectly with the behavior of the cash prices of the Fund's securities. For example, it is possible that while the Fund has used hedging instruments in a short hedge, the market may advance and the value of the securities held in the Fund's portfolio may decline. If that occurred, the Fund would lose money on the hedging instruments and also experience a decline in the value of its portfolio securities. However, while this could occur for a very brief period or to a very small degree, over time the value of a diversified portfolio of securities will tend to move in the same direction as the indices upon which the hedging instruments are based The risk of imperfect correlation increases as the composition of the Fund's portfolio diverges from the securities included in the applicable index. To compensate for the imperfect correlation of movements in the price of the portfolio securities being hedged and movements in the price of the hedging instruments, the Fund may use hedging instruments in a greater dollar amount than the dollar amount of portfolio securities being hedged. It might do so if the historical volatility of the prices of the portfolio securities being hedged is more than the historical volatility of the applicable index. The ordinary spreads between prices in the cash and futures markets are subject to distortions, due to differences in the nature of those markets. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities markets. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. The Fund can use hedging instruments to establish a position in the securities markets as a temporary substitute for the purchase of individual securities (long hedging) by buying futures and/or calls on such futures, broadly-based indices or on securities. It is possible that when the Fund does so the market may decline. If the Fund then concludes not to invest in securities because of concerns that the market may decline further or for other reasons, the Fund will realize a loss on the hedging instruments that is not offset by a reduction in the price of the securities purchased. o Regulatory Aspects of Hedging Instruments. When using futures and options on futures, the Fund is required to operate within certain guidelines and restrictions with respect to the use of futures as established by the CFTC. In particular, the Fund is exempted from registration with the CFTC as a "commodity pool operator" if the Fund complies with the requirements of Rule 4.5 adopted by the CFTC. The Rule does not limit the percentage of the Fund's assets that may be used for futures margin and related options premiums for a bona fide hedging position. However, under the Rule, the Fund must limit its aggregate initial futures margin and related options premiums to not more than 5% of the Fund's net assets for hedging strategies that are not considered bona fide hedging strategies under the Rule. Under the Rule, the Fund must also use short futures and options on futures solely for bona fide hedging purposes within the meaning and intent of the applicable provisions of the Commodity Exchange Act. Transactions in options by the Fund are subject to limitations established by the option exchanges. The exchanges limit the maximum number of options that may be written or held by a single investor or group of investors acting in concert. Those limits apply regardless of whether the options were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more different exchanges or through one or more brokers. Thus, the number of options that the Fund may write or hold may be affected by options written or held by other entities, including other investment companies having the same advisor as the Fund (or an advisor that is an affiliate of the Fund's advisor). The exchanges also impose position limits on futures transactions. An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions. Under the Investment Company Act, when the Fund purchases a future, it must maintain cash or readily marketable short-term debt instruments in an amount equal to the market value of the securities underlying the future, less the margin deposit applicable to it. The account must be a segregated account or accounts held by the Fund's custodian bank. o Tax Aspects of Certain Hedging Instruments. Certain foreign currency exchange contracts in which the Fund may invest are treated as "section 1256 contracts" under the Internal Revenue Code. In general, gains or losses relating to section 1256 contracts are characterized as 60% long-term and 40% short-term capital gains or losses under the Code. However, foreign currency gains or losses arising from section 1256 contracts that are forward contracts generally are treated as ordinary income or loss. In addition, section 1256 contracts held by the Fund at the end of each taxable year are "marked-to-market," and unrealized gains or losses are treated as though they were realized. These contracts also may be marked-to-market for purposes of determining the excise tax applicable to investment company distributions and for other purposes under rules prescribed pursuant to the Internal Revenue Code. An election can be made by the Fund to exempt those transactions from this marked-to-market treatment. Certain forward contracts the Fund enters into may result in "straddles" for federal income tax purposes. The straddle rules may affect the character and timing of gains (or losses) recognized by the Fund on straddle positions. Generally, a loss sustained on the disposition of a position making up a straddle is allowed only to the extent that the loss exceeds any unrecognized gain in the offsetting positions making up the straddle. Disallowed loss is generally allowed at the point where there is no unrecognized gain in the offsetting positions making up the straddle, or the offsetting position is disposed of. Under the Internal Revenue Code, the following gains or losses are treated as ordinary income or loss: (1) gains or losses attributable to fluctuations in exchange rates that occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities, and (2) gains or losses attributable to fluctuations in the value of a foreign currency between the date of acquisition of a debt security denominated in a foreign currency or foreign currency forward contracts and the date of disposition. Currency gains and losses are offset against market gains and losses on each trade before determining a net "Section 988" gain or loss under the Internal Revenue Code for that trade, which may increase or decrease the amount of the Fund's investment income available for distribution to its shareholders. Other Investment Restrictions |X| What Are "Fundamental Policies?" Fundamental policies are those policies that the Fund has adopted to govern its investments that can be changed only by the vote of a "majority" of the Fund's outstanding voting securities. Under the Investment Company Act, a "majority" vote is defined as the vote of the holders of the lesser of: o 67% or more of the shares present or represented by proxy at a shareholder meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or o more than 50% of the outstanding shares. The Fund's investment objective is a fundamental policy. Other policies described in the Prospectus or this Statement of Additional Information are "fundamental" only if they are identified as such. The Fund's Board of Trustees can change non-fundamental policies without shareholder approval. However, significant changes to investment policies will be described in supplements or updates to the Prospectus or this Statement of Additional Information, as appropriate. The Fund's most significant investment policies are described in the Prospectus. Does the Fund Have Additional Fundamental Policies? The following investment restrictions are fundamental policies of the Fund. o The Fund will not purchase the securities, hybrid instruments and other instruments of any issuer if, as a result, 25% or more of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry. This restriction does not apply to securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or repurchase agreements secured by them. However, the Fund will invest 25% or more of its total assets in securities, hybrid instruments and other instruments, including futures and forward contracts, related options and swaps, linked to the energy and natural resources, agriculture, livestock, industrial metals, and precious metals industries. The individual components of an index will be considered as separate industries for this purpose. o The Fund will not issue any senior security. However, the Fund may enter into commitments to purchase securities in accordance with the Fund's investment program, including reverse repurchase agreements, delayed-delivery and when-issued securities, which may be considered the issuance of senior securities. Additionally, the Fund may engage in transactions that may result in the issuance of a senior security to the extent permitted under the Investment Company Act and applicable regulations, interpretations of the Investment Company Act or an exemptive order. The Fund may also engage in short sales of securities to the extent permitted in its investment program and other restrictions. The purchase or sale of hybrid instruments, futures contracts and related options shall not be considered to involve the issuance of senior securities. Moreover, the Fund may borrow money as authorized by the Investment Company Act. o The Fund will not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments. This restriction shall not prevent the Fund from purchasing or selling hybrid instruments, options and futures contracts with respect to individual commodities or indices, or from investing in securities or other instruments backed by physical commodities or indices. o The Fund will not purchase or sell real estate unless acquired as a result of direct ownership of securities or other instruments. This restriction shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business, including real estate investment trusts. This restriction does not preclude the Fund from buying securities backed by mortgages on real estate or securities of companies engaged in such activities. The Fund can also invest in real estate operating companies and shares of companies engaged in other real estate related businesses. o The Fund cannot underwrite securities issued by other persons. A permitted exception is in case it is deemed to be an underwriter under the Securities Act of 1933 when reselling securities held in its own portfolio. o The Fund cannot make loans except (a) through lending of securities, (b) through the purchase of debt instruments or similar evidences of indebtedness, (c) through an inter-fund lending program with other affiliated funds, provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of its total assets (taken at market value at the time of such loans), and (d) through repurchase agreements; or o The Fund cannot borrow money in excess of 33 1/3% of the value of its total assets. The Fund may borrow only from banks and/or affiliated investment companies. With respect to this fundamental policy, the Fund can borrow only if it maintains a 300% ratio of assets to borrowings at all times in the manner set forth in the Investment Company Act of 1940. The percentage restrictions described above and in the Fund's Prospectus (other than the percentage limitations that apply on an on-going basis) apply only at the time of investment and require no action by the Fund as a result of subsequent changes in relative values. For purposes of the Fund's policy not to concentrate its assets as described in the Fund's Prospectus, the Fund has adopted the corporate industry classifications set forth in Appendix B to this Statement of Additional Information. This is not a fundamental policy. Non-Diversification of the Fund's Investments. The Fund is "non-diversified," as defined in the Investment Company Act. Funds that are diversified have restrictions against investing too much of their assets in the securities of any one "issuer." That means that the Fund can invest more of its assets in the securities of a single issuer than a fund that is diversified. Being non-diversified poses additional investment risks, because if the Fund invests more of its assets in fewer issuers, the value of its shares is subject to greater fluctuations from adverse conditions affecting any one of those issuers. However, the Fund does limit its investments in the securities of any one issuer to qualify for tax purposes as a "regulated investment company" under the Internal Revenue Code. By qualifying, it does not have to pay federal income taxes if more than 90% of its earnings are distributed to shareholders. To qualify, the Fund must meet a number of conditions. First, not more than 25% of the market value of the Fund's total assets may be invested in the securities of a single issuer. Second, with respect to 50% of the market value of its total assets, (1) no more than 5% of the market value of its total assets may be invested in the securities of a single issuer, and (2) the Fund must not own more than 10% of the outstanding voting securities of a single issuer. How the Fund Is Managed Organization and History. The Fund is an open-end, non-diversified management investment company with an unlimited number of authorized shares of beneficial interest. The Fund was organized as a Massachusetts business trust in July 1996. The Fund is governed by a Board of Trustees, which is responsible for protecting the interests of shareholders under Massachusetts law. The Trustees meet periodically throughout the year to oversee the Fund's activities, review its performance, and review the actions of the Manager. |X| Classes of Shares. The Board of Trustees has the power, without shareholder approval, to divide unissued shares of the Fund into two or more classes. The Board has done so, and the Fund currently has five classes of shares: Class A, Class B, Class C, Class N and Class Y. Only retirement plans may purchase Class N shares. Only certain institutional investors may elect to purchase Class Y shares. All classes invest in the same investment portfolio. Each class of shares: o has its own dividends and distributions, o pays certain expenses which may be different for the different classes, o may have a different net asset value, o may have separate voting rights on matters in which interests of one class are different from interests of another class, and o votes as a class on matters that affect that class alone. Shares are freely transferable, and each share of each class has one vote at shareholder meetings, with fractional shares voting proportionally on matters submitted to the vote of shareholders. Each share of the Fund represents an interest in the Fund proportionately equal to the interest of each other share of the same class. The Trustees are authorized to create new series and classes of shares. The Trustees may reclassify unissued shares of the Fund into additional series or classes of shares. The Trustees also may divide or combine the shares of a class into a greater or lesser number of shares without changing the proportionate beneficial interest of a shareholder in the Fund. Shares do not have cumulative voting rights or preemptive or subscription rights. Shares may be voted in person or by proxy at shareholder meetings. |X| Meetings of Shareholders. As a Massachusetts business trust, the Fund is not required to hold, and does not plan to hold, regular annual meetings of shareholders. The Fund will hold meetings when required to do so by the Investment Company Act or other applicable law. It will also do so when a shareholder meeting is called by the Trustees or upon proper request of the shareholders. Shareholders have the right, upon the declaration in writing or vote of two-thirds of the outstanding shares of the Fund, to remove a Trustee. The Trustees will call a meeting of shareholders to vote on the removal of a Trustee upon the written request of the record holders of 10% of its outstanding shares. If the Trustees receive a request from at least 10 shareholders stating that they wish to communicate with other shareholders to request a meeting to remove a Trustee, the Trustees will then either make the Fund's shareholder list available to the applicants or mail their communication to all other shareholders at the applicants' expense. The shareholders making the request must have been shareholders for at least six months and must hold shares of the Fund valued at $25,000 or more or constituting at least 1% of the Fund's outstanding shares, whichever is less. The Trustees may also take other action as permitted by the Investment Company Act. |X| Shareholder and Trustee Liability. The Fund's Declaration of Trust contains an express disclaimer of shareholder or Trustee liability for the Fund's obligations. It also provides for indemnification and reimbursement of expenses out of the Fund's property for any shareholder held personally liable for its obligations. The Declaration of Trust also states that upon request, the Fund shall assume the defense of any claim made against a shareholder for any act or obligation of the Fund and shall satisfy any judgment on that claim. Massachusetts law permits a shareholder of a business trust (such as the Fund) to be held personally liable as a "partner" under certain circumstances. However, the risk that a Fund shareholder will incur financial loss from being held liable as a "partner" of the Fund is limited to the relatively remote circumstances in which the Fund would be unable to meet its obligations. The Fund's contractual arrangements state that any person doing business with the Fund (and each shareholder of the Fund) agrees under its Declaration of Trust to look solely to the assets of the Fund for satisfaction of any claim or demand that may arise out of any dealings with the Fund. Additionally, the Declaration of Trust further states that the Trustees shall have no personal liability to any such person, to the extent permitted by law. Trustees and Officers of the Fund. The Fund's Trustees and officers and their principal occupations and business affiliations during the past five years are listed below. Trustees denoted with an asterisk (*) below are deemed to be "interested persons" of the Fund under the Investment Company Act. All of the Trustees are also trustees, directors or managing general partners of the following Denver-based Oppenheimer funds1: Oppenheimer Cash Reserves Oppenheimer Select Managers Oppenheimer Champion Income Fund Oppenheimer Senior Floating Rate Fund Oppenheimer Capital Income Fund Oppenheimer Strategic Income Fund Oppenheimer High Yield Fund Oppenheimer Total Return Fund, Inc. Oppenheimer International Bond Fund Oppenheimer Variable Account Funds Oppenheimer Integrity Funds Panorama Series Fund, Inc. Oppenheimer Limited-Term Government Fund Centennial America Fund, L. P. Oppenheimer Main Street Funds, Inc. Centennial California Tax Exempt Trust Oppenheimer Main Street Opportunity Fund Centennial Government Trust Oppenheimer Main Street Small Cap Fund Centennial Money Market Trust Oppenheimer Municipal Fund Centennial New York Tax Exempt Trust Oppenheimer Real Asset Fund Centennial Tax Exempt Trust Messrs. Swain, Murphy, Bishop, Farrar, Molleur, Wixted and Zack, and Mses. Feld and Ives who are officers of the Fund, respectively hold the same offices with the other Denver-based Oppenheimer funds. As of December 3, 2001, the Trustees and officers of the Fund as a group owned less than 1% of the outstanding shares of the Fund. The foregoing statement does not reflect ownership of shares held of record by an employee benefit plan for employees of the Manager, other than the shares beneficially owned under that plan by the officers of the Fund listed below. James C. Swain*, Chairman, Chief Executive Officer and Trustee, Age: 68. 6803 South Tucson Way, Englewood, Colorado 80112 Vice Chairman of the Manager (since September 1988); formerly President and a director of Centennial Asset Management Corporation, a wholly-owned subsidiary of the Manager and Chairman of the Board of Shareholder Services, Inc., a transfer agent subsidiary of the Manager John V. Murphy*, President and Trustee, Age: 52 498 Seventh Avenue, New York, New York 10018 Chairman, Chief Executive Officer and director (since June 30, 2001) and President (since September 2000) of the Manager; President and a trustee of other Oppenheimer funds; President and a director (since July 2001) of Oppenheimer Acquisition Corp., the Manager's parent holding company, and of Oppenheimer Partnership Holdings, Inc. (since July 2001), a holding company subsidiary of the Manager; Chairman and a director (since July 2001) of Shareholder Services, Inc. and of Shareholder Financial Services, Inc., transfer agent subsidiaries of the Manager; President (since November 1, 2001) and a director (since July 2001) of Oppenheimer Real Asset Management, Inc., an investment advisor subsidiary of the Manager; President and a director (since July 2001) of OppenheimerFunds Legacy Program, a charitable trust program established by the Manager; a director (since November 2001) of Trinity Investment Management Corp. and Tremont Advisers, Inc., investment advisory affiliates of the Manager, and of OAM Institutional, Inc. (since November 2001), an investment advisory subsidiary of the Manager, and of HarbourView Asset Management Corporation and OFI Private Investments, Inc. (since July 2001), investment advisor subsidiaries of the Manager; formerly President and trustee (from November 1999 to November 2001) of MML Series Investment Fund and MassMutual Institutional Funds, open-end investment companies; Chief Operating Officer (September 2000 - July 2001) of the Manager; Executive Vice President of Massachusetts Mutual Life Insurance Company (from February 1997 to August 2000); a director (from 1999 to 2000) of C.M. Life Insurance Company; President, Chief Executive Officer and a director (from 1999 to 2000) of MML Bay State Life Insurance Company; Executive Vice President, director and Chief Operating Officer (from 1995 to 1997) of David L. Babson & Company, Inc., an investment advisor; Senior Vice President and director (from 1995 to 1997) of Potomac Babson Inc., an investment advisor subsidiary of David L. Babson & Company, Inc.; Senior Vice President (from 1995-1997) and director (from 1995 to 1999) of DBL Acquisition Corporation, a holding company for investment advisers; a director (from 1989 - 1998) of Emerald Isle Bancorp and Hibernia Savings Bank, wholly-owned subsidiary of Emerald Isle Bancorp; and Chief Operating Officer (from 1993 to 1996) of Concert Capital Management, Inc., an investment advisor. William L. Armstrong, Trustee, Age: 64. 6803 South Tucson Way, Englewood, Colorado 80112 Chairman of the following private mortgage banking companies: Cherry Creek Mortgage Company (since 1991), Centennial State Mortgage Company (since 1994), The El Paso Mortgage Company (since 1993), Transland Financial Services, Inc. (since 1997); Chairman of the following private companies: Great Frontier Insurance (insurance agency) (since 1995) and Ambassador Media Corporation (since 1984); Director of the following public companies: Storage Technology Corporation (computer equipment company) (since 1991), Helmerich & Payne, Inc. (oil and gas drilling/production company) (since 1992), UNUMProvident (insurance company) (since 1991); formerly Director of International Family Entertainment (television channel) (1992 - 1997) and Natec Resources, Inc. (air pollution control equipment and services company) (1991-1995), Frontier Real Estate, Inc. (residential real estate brokerage) (1994-1999), and Frontier Title (title insurance agency) (1995-June 1999); formerly U.S. Senator (January 1979-January 1991). Robert G. Avis, Trustee, Age: 70. 6803 South Tucson Way, Englewood, Colorado 80112 Formerly, (until February 2001) Director and President of A.G. Edwards Capital, Inc. (General Partner of private equity funds), formerly, (until March 2000) Chairman, President and Chief Executive Officer of A.G. Edwards Capital, Inc.; formerly, (until March 1999) Vice Chairman and Director of A.G. Edwards, Inc. and Vice Chairman of A.G. Edwards & Sons, Inc. (its brokerage company subsidiary); (until March 1999) Chairman of A.G. Edwards Trust Company and A.G.E. Asset Management (investment advisor); (until March 2000) a Director of A.G. Edwards & Sons and A.G. Edwards Trust Company. George C. Bowen, Trustee, Age: 65. 6803 South Tucson Way, Englewood, Colorado 80112 Formerly (until April 1999) Mr. Bowen held the following positions: Senior Vice President (from September 1987) and Treasurer (from March 1985) of the Manager; Vice President (from June 1983) and Treasurer (from March 1985) of OppenheimerFunds, Distributor, Inc., a subsidiary of the Manager and the Fund's Distributor; Senior Vice President (from February 1992), Treasurer (from July 1991) Assistant Secretary and a director (from December 1991) of Centennial Asset Management Corporation; Vice President (from October 1989) and Treasurer (from April 1986) of HarbourView Asset Management Corporation; President, Treasurer and a director of Centennial Capital Corporation (from June 1989); Vice President and Treasurer (from August 1978) and Secretary (from April 1981) of Shareholder Services, Inc.; Vice President, Treasurer and Secretary of Shareholder Financial Services, Inc. (from November 1989); Assistant Treasurer of Oppenheimer Acquisition Corp. (from March 1998); Treasurer of Oppenheimer Partnership Holdings, Inc. (from November 1989); Vice President and Treasurer of Oppenheimer Real Asset Management, Inc. (from July 1996); Treasurer of OppenheimerFunds International Ltd. and Oppenheimer Millennium Funds plc (from October 1997). Edward L. Cameron, Trustee, Age: 63. 6803 South Tucson Way, Englewood, Colorado 80112 Formerly (from 1974-1999) a partner with PricewaterhouseCoopers LLC (an accounting firm) and Chairman, Price Waterhouse LLP Global Investment management Industry Services Group (from 1994-1998). Jon S. Fossel, Trustee, Age: 59. 6803 South Tucson Way, Englewood, Colorado 80112 Formerly (until October 1990) Chairman and a director of the Manager, President and a director of Oppenheimer Acquisition Corp., the Manager's parent holding company, and Shareholder Services, Inc. and Shareholder Financial Services, Inc., transfer agent subsidiaries of the Manager. Sam Freedman, Trustee, Age: 61. 6803 South Tucson Way, Englewood, Colorado 80112 Formerly (until October 1994) Chairman and Chief Executive Officer of OppenheimerFunds Services, Chairman, Chief Executive Officer and a director of Shareholder Services, Inc., Chairman, Chief Executive Officer and director of Shareholder Financial Services, Inc., Vice President and director of Oppenheimer Acquisition Corp. and a director of OppenheimerFunds, Inc. C. Howard Kast, Trustee, Age: 79. 6803 South Tucson Way, Englewood, Colorado 80112 Formerly Managing Partner of Deloitte, Haskins & Sells (an accounting firm). Robert M. Kirchner, Trustee, Age: 80. 6803 South Tucson Way, Englewood, Colorado 80112 President of The Kirchner Company (management consultants). F. William Marshall, Jr., Trustee Age: 59. 6803 South Tucson Way, Englewood, Colorado 80112 Formerly (until 1999) Chairman of SIS & Family Bank, F.S.B. (formerly SIS Bank); President, Chief Executive Officer and Director of SIS Bankcorp., Inc. and SIS Bank (formerly Springfield Institution for Savings) (1993-1999); Executive Vice President (until 1999) of Peoples Heritage Financial Group, Inc.; Chairman and Chief Executive Office of Bank of Ireland First Holdings, Inc. and First New Hampshire Banks (1990-1993); Trustee (since 1996) of MassMutual Institutional Funds and of MML Series Investment Fund (open-end investment companies). John S. Kowalik, Vice President and Portfolio Manager; Age: 43 498 Seventh Avenue, New York, New York 10018 Senior Vice President of the Manager (since July 1998) and of HarbourView Asset Management Corporation (since April 2000); an officer and portfolio manager of other Oppenheimer funds; formerly Managing Director and Senior Portfolio Manager at Prudential Global Advisors (June 1989 - June 1998). Brian W. Wixted, Treasurer, Principal Financial and Accounting Officer, Age: 42. 6803 South Tucson Way, Englewood, Colorado 80112 Senior Vice President and Treasurer (since March 1999) of the Manager; Treasurer (since March 1999) of HarbourView Asset Management Corporation, Shareholder Services, Inc., Oppenheimer Real Asset Management Corporation, Shareholder Financial Services, Inc. and Oppenheimer Partnership Holdings, Inc., and of OFI Private Investments, Inc. (since March 2000) and of OppenheimerFunds International Ltd. and Oppenheimer Millennium Funds plc (since May 2000); Treasurer (since May 2000) of Oppenheimer Trust Company; Assistant Treasurer (since March 1999) of Oppenheimer Acquisition Corporation and of Centennial Asset Management Corporation; an officer of other Oppenheimer funds; formerly Principal and Chief Operating Officer, Bankers Trust Company - Mutual Fund Services Division (March 1995 - March 1999); Vice President and Chief Financial Officer of CS First Boston Investment Management Corp. (September 1991 - March 1995). Robert G. Zack, Vice President and Secretary, Age: 53. 498 Seventh Avenue, New York, New York 10018 Acting General Counsel (from November 1, 2001), Senior Vice President (since May 1985) of OppenheimerFunds, Inc.; Assistant Secretary of Shareholder Services, Inc. (since May 1985), Shareholder Financial Services, Inc. (since November 1989); OppenheimerFunds International Ltd. and Oppenheimer Millennium Funds plc (since October 1997); Formerly Associate General Counsel (from May 1981 - October 2001) and an officer of other Oppenheimer funds. Katherine P. Feld, Assistant Secretary, Age: 43. 498 Seventh Avenue, New York, New York 10018 Vice President and Senior Counsel of the Manager (since July 1999); Vice President of OppenheimerFunds Distributor, Inc. (since June 1990); an officer of other Oppenheimer funds; formerly a Vice President and Associate Counsel of the Manager (June 1990 - July 1999). Kathleen T. Ives, Assistant Secretary, Age: 36. 6803 South Tucson Way, Englewood, CO 80112 Vice President and Assistant Counsel of the Manager (since June 1998); an officer of other Oppenheimer funds; formerly an Assistant Vice President and Assistant Counsel of the Manager (August 1997 - June 1998); and Assistant Counsel of the Manager (August 1994 - August 1997). Denis R. Molleur, Assistant Secretary, Age: 44. 498 Seventh Avenue, New York, New York 10018 Vice President and Senior Counsel of the Manager (since July 1999); an officer of other Oppenheimer funds; formerly a Vice President and Associate Counsel of the Manager (September 1991 - July 1999). Robert J. Bishop, Assistant Treasurer, Age: 43. 6803 South Tucson Way, Englewood, Colorado 80112 Vice President of the Manager/Mutual Fund Accounting (since May 1996); an officer of other Oppenheimer funds; formerly an Assistant Vice President of the Manager/Mutual Fund Accounting (April 1994 - May 1996), and a Fund Controller for the Manager. Scott T. Farrar, Assistant Treasurer, Age: 36. 6803 South Tucson Way, Englewood, Colorado 80112 Vice President of the Manager/Mutual Fund Accounting (since May 1996); Assistant Treasurer of Oppenheimer Millennium Funds plc (since October 1997); an officer of other Oppenheimer Funds; formerly an Assistant Vice President of the Manager/Mutual Fund Accounting (April 1994 - May 1996), and a Fund Controller for the Manager. |X| Remuneration of Trustees The officers of the Fund and two of the Trustees of the Fund (Messrs. Murphy and Swain) are affiliated with the Manager and receive no salary or fee from the Fund. The remaining Trustees of the Fund received the compensation shown below. The compensation from the Fund was paid during its fiscal year ended August 31, 2001. The compensation from all of the Denver-based Oppenheimer funds includes compensation received as a director, trustee, managing general partner or member of a committee of the Board during the calendar year 2000. --------------------------------------------- --------------------------- ----------------------------------- Total Compensation from all Aggregate Compensation Denver-Based Trustee's Name and Other Positions from Fund1 Oppenheimer Funds2 (40 Funds) --------------------------------------------- --------------------------- ----------------------------------- --------------------------------------------- --------------------------- ----------------------------------- William L. Armstrong $762 $49,270 Review Committee Member --------------------------------------------- --------------------------- ----------------------------------- --------------------------------------------- --------------------------- ----------------------------------- Robert G. Avis $870 $72,000 Review Committee Member --------------------------------------------- --------------------------- ----------------------------------- --------------------------------------------- --------------------------- ----------------------------------- George C. Bowen $761 $55,948 Review Committee Member --------------------------------------------- --------------------------- ----------------------------------- --------------------------------------------- --------------------------- ----------------------------------- Edward L. Cameron $603 $26,709 Audit Committee Chairman --------------------------------------------- --------------------------- ----------------------------------- --------------------------------------------- --------------------------- ----------------------------------- Jon S. Fossel $944 $77,880 Review Committee Chairman --------------------------------------------- --------------------------- ----------------------------------- --------------------------------------------- --------------------------- ----------------------------------- Sam Freedman $987 $80,100 Review Committee Member --------------------------------------------- --------------------------- ----------------------------------- --------------------------------------------- --------------------------- ----------------------------------- C. Howard Kast $1,047 $86,150 Audit Committee Member --------------------------------------------- --------------------------- ----------------------------------- --------------------------------------------- --------------------------- ----------------------------------- Robert M. Kirchner $949 $76,950 --------------------------------------------- --------------------------- ----------------------------------- --------------------------------------------- --------------------------- ----------------------------------- F. William Marshall, Jr. $432 $3,768 Audit Committee Member --------------------------------------------- --------------------------- ----------------------------------- * Effective July 1, 2000, William A. Baker and Ned M. Steel resigned as Trustees of the Fund and subsequently became Trustees Emeritus of the Fund. For the fiscal year ended August 31, 2001 Messrs. Baker and Steel each received $687 aggregate compensation from the Fund and for the calendar year ended December 31, 2000, they each received $63,999 total compensation from all Denver-based Oppenheimer funds. Effective April 5, 2001 Raymond Kalinowski resigned as Trustee of the Fund. For the fiscal year ended August 31, 2001 Mr. Kalinowski received $627 aggregate compensation from the Fund and for the calendar year ended December 31, 2000, he received $73,500 total compensation from all Denver-based Oppenheimer funds. 1. For the Fund's fiscal year ended 08/31/01. 2. For the 2000 calendar year. |X| Deferred Compensation Plan For Trustees. The Board of Trustees has adopted a Deferred Compensation Plan for disinterested Trustees that enables them to elect to defer receipt of all or a portion of the annual fees they are entitled to receive from the Fund. Under the plan, the compensation deferred by a Trustee is periodically adjusted as though an equivalent amount had been invested in shares of one or more Oppenheimer funds selected by the Trustee. The amount paid to the Trustee under the plan will be determined based upon the performance of the selected funds. Deferral of Trustee's fees under the plan will not materially affect the Fund's assets, liabilities and net income per share. The plan will not obligate the Fund to retain the services of any Trustee or to pay any particular level of compensation to any Trustee. Pursuant to an Order issued by the Securities and Exchange Commission, the Fund may invest in the funds selected by the Trustee under the plan without shareholder approval for the limited purpose of determining the value of the Trustee's deferred fee account. Major Shareholders. As of December 10, 2001, the only persons who owned of record or were known by the Fund to own beneficially 5% or more of any class of the Fund's outstanding shares were the following. Charles Schwab & Co., Inc., 101 Montgomery Street, San Francisco, CA 94104-4122, which owned 4,816,163.475 Class A shares (28.12% of the then-outstanding Class A shares) for the benefit of its customers. Merrill Lynch Pierce Fenner & Smith, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246, which owned 229,451.017 Class B shares (7.06% of the then-outstanding Class B shares) and 107,601.680 Class C shares (5.90% of the then-outstanding Class C shares) for the benefit of its customers. RPSS TR ROLLOVER IRA FBO Donald L. Zust, 15404 Bealle Hill Rd., Accokeek, MD 20607-9546, who owned 4,706.744 Class N shares (35.97% of the then-outstanding Class N shares). RPSS TR ROLLOVER IRA FBO Robert W. Williams, 11612 Six Forks Rd., Raleigh, NC 27614-9505, who owned 4,153.240 Class N shares (31.74% of the then-outstanding Class N shares). RPSS TR ROLLOVER IRA FBO David A. Harrison, 5160 Blue Spruce Dr., Ypsilanti, MI 48197-6807, who owned 4,069.053 Class N shares (31.09% of the then-outstanding Class N shares). FROJACK CO, PO Box 6001, Grand Forks, ND 58206-6001, which owned 207,652.439 Class Y shares (74.05% of the then-outstanding Class Y shares). PERSUMMA Financial Services, 275 Grove St., Auburndale, MA 02466-2272which owned 72,068.070 Class Y shares (25.70% of the then-outstanding Class Y shares). The Manager and the Sub-Advisor. The Manager is wholly-owned by Oppenheimer Acquisition Corp., a holding company controlled by Massachusetts Mutual Life Insurance Company. The Sub-Advisor is a wholly-owned subsidiary of the Manager. The Sub-Advisor is located at 498 Seventh Avenue, New York, NY 10018. |X| Code of Ethics. The Fund, the Manager, the Sub-Advisor and the Distributor have a Code of Ethics. It is designed to detect and prevent improper personal trading by certain employees, including portfolio managers, that would compete with or take advantage of the Fund's portfolio transactions. Covered persons include persons with knowledge of the investments and investment intentions of the Fund and other funds advised by the Manager. The Code of Ethics does permit personnel subject to the Code to invest in securities, including securities that may be purchased or held by the Fund, subject to a number of restrictions and controls. Compliance with the Code of Ethics is carefully monitored and enforced by the Manager. The Code of Ethics is an exhibit to the Fund's registration statement filed with the Securities and Exchange Commission and can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can obtain information about the hours of operation of the Public Reference Room by calling the SEC at 1.202.942.8090. The Code of Ethics can also be viewed as part of the Fund's registration statement on the SEC's EDGAR database at the SEC's Internet website at www.sec.gov. Copies may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: PUBLICINFO@SEC.GOV., or by writing to the SEC's Public Reference Section, ------------------- Washington, D.C. 20549-0102. |X| The Investment Advisory Agreement and the Sub-Advisory Agreement. The Investment Advisory Agreement (the "Advisory Agreement") between the Manager and the Fund requires the Manager, at its expense, to provide the Fund with adequate office space, facilities and equipment, and to provide and supervise the activities of all administrative and clerical personnel required to provide effective corporate administration for the Fund, including the compilation and maintenance of records with respect to its operations, the preparation and filing of specified reports, and composition of proxy materials and registration statements for continuous public sale of shares of the Fund. Expenses not expressly assumed by the Manager under the Advisory Agreement or the Sub-Advisor under the Sub-Advisory Agreement are paid by the Fund. The Advisory Agreement lists examples of expenses paid by the Fund. The major categories relate to interest, taxes, brokerage concessions, fees to certain Trustees, legal and audit expenses, custodian and transfer agent and custodian expenses, share issuance costs, certain printing and registration costs and non-recurring expenses, including litigation costs. --------------------------------------- ---------------------------------------------------------------------------- Fiscal Years Ended 8/31 Management Fees Paid to OppenheimerFunds, Inc. --------------------------------------- ---------------------------------------------------------------------------- --------------------------------------- ---------------------------------------------------------------------------- 1999 $918,924 --------------------------------------- ---------------------------------------------------------------------------- --------------------------------------- ---------------------------------------------------------------------------- 2000 $1,640,298 --------------------------------------- ---------------------------------------------------------------------------- --------------------------------------- ---------------------------------------------------------------------------- 2001 $1,824,013 --------------------------------------- ---------------------------------------------------------------------------- The advisory agreement and the sub-advisory agreement states that in the absence of willful misfeasance, bad faith or gross negligence in the performance of its duties, or reckless disregard for its obligations and duties under the advisory agreement, the Manager and the Sub-Advisor are not liable for any loss resulting from a good faith error or omission on their part with respect to any of their duties thereunder. The respective advisory and sub-advisory agreements permit the Manager and the Sub-Advisor to act as investment advisor for any other person, firm or corporation, and the advisory agreement permits the Fund to use the name "Oppenheimer" in connection with other investment companies for which the Manager acts as investment advisor or general distributor. If the Manager shall no longer act as an investment advisor to the Fund, the right of the Fund to use the name "Oppenheimer" as part of its name may be withdrawn. Brokerage Policies of the Fund Brokerage Provisions of the Investment Advisory Agreement and the Sub-Advisory Agreement. One of the duties of the Sub-Advisor under the Sub-Advisory Agreement is to arrange the portfolio transactions for the Fund. The Sub-Advisory Agreement contains provisions relating to the employment of broker-dealers to effect the Fund's portfolio transactions in securities and futures contracts. The Sub-Advisor is authorized by the Sub-Advisory Agreement to employ broker-dealers, including "affiliated" brokers, as that term is defined in the Investment Company Act, as may, in its best judgment based on all relevant factors, implement the policy of the Fund to obtain, at reasonable expense, the "best execution" of such transactions. "Best execution" means prompt and reliable execution at the most favorable price obtainable. The Sub-Advisor need not seek competitive commission bidding but is expected to be aware of the current rates of eligible brokers and to minimize the commissions paid to the extent consistent with the interest and policies of the Fund as established by its Board of Trustees. Under the Sub-Advisory Agreement, the Sub-Advisor is authorized to select brokers (other than affiliates) that provide brokerage and/or research services for the Fund and/or the other accounts over which the Sub-Advisor or its affiliates have investment discretion. The concessions paid to such brokers may be higher than another qualified broker would have charged if a good faith determination is made by the Sub-Advisor that the commission is fair and reasonable in relation to the services provided. Subject to these considerations, as a factor in selecting brokers for the Fund's portfolio transactions, the Sub-Advisor may also consider sales of shares of the Fund and other investment companies for which the Sub-Advisor or an affiliate serves as investment advisor. Brokerage Practices Followed by the Sub-Advisor. Most securities purchases made by the Fund are in principal transactions at net prices. The Fund usually deals directly with the selling or purchasing principal or market maker without incurring charges for the services of a broker on its behalf unless the Sub-Advisor determines that a better price or execution may be obtained by using the services of a broker. Therefore, the Fund does not incur substantial brokerage costs. Portfolio securities purchased from underwriters include a commission or concession paid by the issuer to the underwriter in the price of the security. Portfolio securities purchased from dealers include a spread between the bid and asked price. The Fund seeks to obtain prompt execution of these orders at the most favorable net price. The Sub-Advisor allocates brokerage for the Fund subject to the provisions of the Sub-Advisory Agreement and the procedures and rules described above. Generally, the Sub-Advisor's portfolio traders allocate brokerage based upon recommendations from the Sub-Advisor's portfolio managers. In certain instances, portfolio managers may directly place trades and allocate brokerage. In either case, the Sub-Advisor's executive officers supervise the allocation of brokerage. Transactions in securities other than those for which an exchange is the primary market are generally done with principals or market makers. In transactions on foreign exchanges, the Fund may be required to pay fixed brokerage commissions and therefore would not have the benefit of negotiated commissions available in U.S. markets. Brokerage commissions are paid primarily for effecting transactions in listed securities or for certain fixed-income agency transactions in the secondary market. Otherwise brokerage commissions are paid only if it appears likely that a better price or execution can be obtained by doing so. In an option transaction, the Fund ordinarily uses the same broker for the purchase or sale of the option and any transaction in the securities to which the option relates. When possible, the Sub-Advisor tries to combine concurrent orders to purchase or sell the same security by more than one of the accounts managed by the Sub-Advisor or its affiliates. The transactions under those combined orders are averaged as to price and allocated in accordance with the purchase or sale orders actually placed for each account. The investment advisory agreement and the Sub-Advisory Agreement permit the Manager and the Sub-Advisor to allocate brokerage for research services. The investment research services provided by a particular broker may be useful only to one or more of the advisory accounts of the Manager, the Sub-Advisor and their affiliates. The investment research received for the commissions of those other accounts may be useful both to the Fund and one or more of the Manager's or the Sub-Advisor's other accounts. Investment research may be supplied to the Sub-Advisor by a third party at the instance of a broker through which trades are placed. Investment research services include information and analysis on particular companies and industries as well as market or economic trends and portfolio strategy, market quotations for portfolio evaluations, information systems, computer hardware and similar products and services. If a research service also assists the Manager or the Sub-Advisor in a non-research capacity (such as bookkeeping or other administrative functions), then only the percentage or component that provides assistance to the Manager or the Sub-Advisor in the investment decision-making process may be paid in commission dollars. The Board of Trustees permits the Manager and the Sub-Advisor to use stated commissions on secondary fixed-income agency trades to obtain research if the broker represents to the Manager or to the Sub-Advisor that: (i) the trade is not from or for the broker's own inventory, (ii) the trade was executed by the broker on an agency basis at the stated commission, and (iii) the trade is not a riskless principal transaction. The Board of Trustees permits the Manager and the Sub-Advisor to use commissions on fixed-price offerings to obtain research, in the same manner as is permitted for agency transactions. The research services provided by brokers broadens the scope and supplements the research activities of the Manager and the Sub-Advisor. That research provides additional views and comparisons for consideration, and helps the Manager and the Sub-Advisor to obtain market information for the valuation of securities that are either held in the Fund's portfolio or are being considered for purchase. The Sub-Advisor provides information to the Board about the commissions paid to brokers furnishing such services, together with the Sub-Advisor's representation that the amount of such commissions was reasonably related to the value or benefit of such services. Other funds advised by the Manager may purchase or sell the same securities as the Fund at the same time as the Fund, which could affect the supply and price of the securities. If two or more funds advised by the Manager or the Sub-Advisor purchase the same security on the same day from the same dealer, the Manager or the Sub-Advisor may average the price of the transactions and allocate the average among the funds. ---------------------------------------- ------------------------------------------------------------------------ Fiscal Year Ended 8/31: Total Brokerage Commissions Paid by the Fund1 ---------------------------------------- ------------------------------------------------------------------------ ---------------------------------------- ------------------------------------------------------------------------ 1999 $255,025 ---------------------------------------- ------------------------------------------------------------------------ ---------------------------------------- ------------------------------------------------------------------------ 2000 $345,504 ---------------------------------------- ------------------------------------------------------------------------ ---------------------------------------- ------------------------------------------------------------------------ 2001 $332,785 ---------------------------------------- ------------------------------------------------------------------------ 1. Amounts do not include spreads or commissions on principal transactions on a net trade basis. Distribution and Service Plans The Distributor. Under its General Distributor's Agreement with the Fund, the Distributor acts as the Fund's principal underwriter in the continuous public offering of the Fund's classes of shares. The Distributor bears the expenses normally attributable to sales, including advertising and the cost of printing and mailing prospectuses, other than those furnished to existing shareholders. The Distributor is not obligated to sell a specific number of shares. Expenses normally attributable to sales are borne by the Distributor. The sales charges and concessions paid to, or retained by, the Distributor from the sale of shares during the Fund's three most recent fiscal years, and the contingent deferred sales charges retained by the Distributor on the redemption of shares for the most recent fiscal year are shown in the tables below. --------------- ----------------------- ----------------------- Fiscal Year Aggregate Front-End Class A Front-End Sales Charges Ended 8/31: Sales Charges on Retained by Class A Shares Distributor1 --------------- ----------------------- ----------------------- --------------- ----------------------- ----------------------- 1999 $227,646 $68,5232 --------------- ----------------------- ----------------------- --------------- ----------------------- ----------------------- 2000 $252,235 $60,3982 --------------- ----------------------- ----------------------- --------------- ----------------------- ----------------------- 2001 $295,909 $79,544 --------------- ----------------------- ----------------------- 1. Includes amounts retained by a broker-dealer that is an affiliate or a parent of the Distributor. -------------- ------------------------ ------------------------ ----------------------- ------------------------ Fiscal Year Concessions on Class A Concessions on Class B Concessions on Class Concessions on Class N Ended 8/31: Shares Advanced by Shares Advanced by C Shares Advanced by Shares Advanced by Distributor1 Distributor1 Distributor1 Distributor1 -------------- ------------------------ ------------------------ ----------------------- ------------------------ -------------- ------------------------ ------------------------ ----------------------- ------------------------ 1999 $18,386 $139,618 $53,055 N/A -------------- ------------------------ ------------------------ ----------------------- ------------------------ -------------- ------------------------ ------------------------ ----------------------- ------------------------ 2000 $43,335 $229,087 $50,682 N/A -------------- ------------------------ ------------------------ ----------------------- ------------------------ -------------- ------------------------ ------------------------ ----------------------- ------------------------ 2001 $7,455 $244,824 $37,796 $6042 -------------- ------------------------ ------------------------ ----------------------- ------------------------ 1. The Distributor advances concession payments to dealers for certain sales of Class A shares and for sales of Class B and Class C shares from its own resources at the time of sale. 2. The inception date of Class N shares was March 1, 2001. -------------- ------------------------ ----------------------- ------------------------ ------------------------- Fiscal Year Class A Contingent Class B Contingent Class C Contingent Class N Contingent Deferred Sales Ended 8/31 Deferred Sales Charges Charges Retained by Deferred Sales Charges Deferred Sales Charges Retained by Distributor Distributor Retained by Distributor Retained by Distributor -------------- ------------------------ ----------------------- ------------------------ ------------------------- -------------- ------------------------ ----------------------- ------------------------ ------------------------- 2001 $24 $137,986 $11,358 $0 -------------- ------------------------ ----------------------- ------------------------ ------------------------- Distribution and Service Plans. The Fund has adopted a Service Plan for Class A shares and Distribution and Service Plans for Class B, Class C and Class N shares under Rule 12b-1 of the Investment Company Act. Under those plans the Fund pays the Distributor for all or a portion of its costs incurred in connection with the distribution and/or servicing of the shares of the particular class. Each plan has been approved by a vote of the Board of Trustees, including a majority of the Independent Trustees2, cast in person at a meeting called for the purpose of voting on that plan. Under the plans, the Manager and the Distributor may make payments to affiliates and in their sole discretion, from time to time, may use their own resources (at no direct cost to the Fund) to make payments to brokers, dealers or other financial institutions for distribution and administrative services they perform. The Manager may use its profits from the advisory fee it receives from the Fund. In their sole discretion, the Distributor and the Manager may increase or decrease the amount of payments they make from their own resources to plan recipients. Unless a plan is terminated as described below, the plan continues in effect from year to year but only if the Fund's Board of Trustees and its Independent Trustees specifically vote annually to approve its continuance. Approval must be by a vote cast in person at a meeting called for the purpose of voting on continuing the plan. A plan may be terminated at any time by the vote of a majority of the Independent Trustees or by the vote of the holders of a "majority" (as defined in the Investment Company Act) of the outstanding shares of that class. The Board of Trustees and the Independent Trustees must approve all material amendments to a plan. An amendment to increase materially the amount of payments to be made under a plan must be approved by shareholders of the class affected by the amendment. Because Class B shares of the Fund automatically convert into Class A shares after six years, the Fund must obtain the approval of both Class A and Class B shareholders for a proposed material amendment to the Class A Plan that would materially increase payments under the Plan. That approval must be by a "majority" (as defined in the Investment Company Act) of the shares of each Class, voting separately by class. While the Plans are in effect, the Treasurer of the Fund shall provide separate written reports on the plans to the Board of Trustees at least quarterly for its review. The Reports shall detail the amount of all payments made under a plan and the purpose for which the payments were made. Those reports are subject to the review and approval of the Independent Trustees. Each Plan states that while it is in effect, the selection and nomination of those Trustees of the Fund who are not "interested persons" of the Fund is committed to the discretion of the Independent Trustees. This does not prevent the involvement of others in the selection and nomination process as long as the final decision as to selection or nomination is approved by a majority of the Independent Trustees. Under the plans, no payment will be made to any recipient in any quarter in which the aggregate net asset value of all Fund shares held by the recipient for itself and its customers does not exceed a minimum amount, if any, that may be set from time to time by a majority of the Independent Trustees. The Board of Trustees has set no minimum amount of assets to qualify for payments under the plans. |X| Class A Service Plan Fees. Under the Class A service plan, the Distributor currently uses the fees it receives from the Fund to pay brokers, dealers and other financial institutions (they are referred to as "recipients") for personal services and account maintenance services they provide for their customers who hold Class A shares. The services include, among others, answering customer inquiries about the Fund, assisting in establishing and maintaining accounts in the Fund, making the Fund's investment plans available and providing other services at the request of the Fund or the Distributor. While the plan permits the Board to authorize payments to the Distributor to reimburse itself for services under the plan, the Board has not yet done so. The Distributor makes payments to plan recipients quarterly at an annual rate not to exceed 0.25% of the average annual net assets consisting of Class A shares held in the accounts of the recipients or their customers. For the fiscal period ended August 31, 2001 payments under the Class A Plan totaled $345,346, all of which was paid by the Distributor to recipients. That included $6,235 paid to an affiliate of the Manager's parent company. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years. The Distributor may not use payments received from the Class A Plan to pay any of its interest expenses, carrying charges, or other financial costs, or allocation of overhead. |X| Class B, Class C and Class N Service and Distribution Plan Fees. Under each plan, service fees and distribution fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. Each plan provides for the Distributor to be compensated at a flat rate, whether the Distributor's distribution expenses are more or less than the amounts paid by the Fund under the plan during the period for which the fee is paid. The types of services that recipients provide are similar to the services provided under the Class A service plan, described above. Each Plan permits the Distributor to retain both the asset-based sales charges and the service fees or to pay recipients the service fee on a quarterly basis, without payment in advance. However, the Distributor currently intends to pay the service fee to recipients in advance for the first year after Class B, Class C and Class N shares are purchased. After the first year Class B, Class C or Class N shares are outstanding, after their purchase, the Distributor makes service fee payments quarterly on those shares. The advance payment is based on the net asset value of shares sold. Shares purchased by exchange do not qualify for the advance service fee payment. If Class B, Class C or Class N shares are redeemed during the first year after their purchase, the recipient of the service fees on those shares will be obligated to repay the Distributor a pro rata portion of the advance payment of the service fee made on those shares. In cases where the Distributor is the broker of record for Class B, Class C and Class N shares, i.e. shareholders without the services of a broker directly invest in the Fund, the Distributor will retain the asset-based sales charge and service fee for Class B, Class C and Class N shares. The asset-based sales charge and service fees increase Class B and Class C expenses by 1.00% and the asset-based sales charge increases Class N expenses by 0.50% of the net assets per year of the respective class. The Distributor retains the asset-based sales charge on Class B and Class N shares. The Distributor retains the asset-based sales charge on Class C shares during the first year the shares are outstanding. It pays the asset-based sales charge as an ongoing concession to the recipient on Class C shares outstanding for a year or more. If a dealer has a special agreement with the Distributor, the Distributor will pay the Class B, Class C and/or Class N service fee and the asset-based sales charge to the dealer quarterly in lieu of paying the sales concessions and service fee in advance at the time of purchase. The asset-based sales charges on Class B, Class C and Class N shares allow investors to buy shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell those shares. The Fund pays the asset-based sales charges to the Distributor for its services rendered in distributing Class B, Class C and Class N shares. The payments are made to the Distributor in recognition that the Distributor: o pays sales concessions to authorized brokers and dealers at the time of sale and pays service fees as described above, o may finance payment of sales concessions and/or the advance of the service fee payment to recipients under the plans, or may provide such financing from its own resources or from the resources of an affiliate, o employs personnel to support distribution of Class B, Class C and Class N shares, and o bears the costs of sales literature, advertising and prospectuses (other than those furnished to current shareholders) and state "blue sky" registration fees and certain other distribution expenses. o may not be able to adequately compensate dealers that sell Class B, Class C and Class N shares without receiving payment under the plans and therefore may not be able to offer such Classes for sale absent the plans, o receives payments under the plans consistent with the service fees and asset-based sales charges paid by other non-proprietary funds that charge 12b-1 fees, o may use the payments under the plan to include the Fund in various third-party distribution programs that may increase sales of Fund shares, o may experience increased difficulty selling the Fund's shares if payments under the plan are discontinued because most competitor funds have plans that pay dealers for rendering distribution services as much or more than the amounts currently being paid by the Fund, and o may not be able to continue providing, at the same or at a lesser cost, the same quality distribution sales efforts and services, or to obtain such services from brokers and dealers, if the plan payments were to be discontinued. When Class B, Class C or Class N shares are sold without the designation of a broker-dealer, the Distributor is automatically designated as the broker-dealer of record. In those cases, the Distributor retains the service fee and asset-based sales charge paid on Class B, Class C and Class N shares. The Distributor's actual expenses in selling Class B, Class C and Class N shares may be more than the payments it receives from the contingent deferred sales charges collected on redeemed shares and from the Fund under the plans. If either the Class B, Class C or Class N plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to the Distributor for distributing shares before the plan was terminated. --------------------------------------------------------------------------------------------------------------------- Distribution Fees Paid to the Distributor for the Year Ended 8/31/01 --------------------------------------------------------------------------------------------------------------------- -------------------- ----------------------- ------------------------ ----------------------- ----------------------- Class: Total Payments Under Amount Retained by Distributor's Distributor's Aggregate Unreimbursed Expenses Unreimbursed Expenses as % of Net Assets of Plan Distributor Under Plan Class -------------------- ----------------------- ------------------------ ----------------------- ----------------------- -------------------- ----------------------- ------------------------ ----------------------- ----------------------- Class B Plan $262,843 $215,5791 $1,437,876 6.74% -------------------- ----------------------- ------------------------ ----------------------- ----------------------- -------------------- ----------------------- ------------------------ ----------------------- ----------------------- Class C Plan $161,676 $40,4962 $133,684 1.06% -------------------- ----------------------- ------------------------ ----------------------- ----------------------- -------------------- ----------------------- ------------------------ ----------------------- ----------------------- Class N Plan $34 $19 N/A N/A -------------------- ----------------------- ------------------------ ----------------------- ----------------------- 1. Includes $1,144 paid to an affiliate of the Distributor's parent company. 2. Includes $688 paid to an affiliate of the Distributor's parent company. All payments under the Class B, Class C and Class N plans are subject to the limitations imposed by the Conduct Rules of the National Association of Securities Dealers, Inc. on payments of asset-based sales charges and service fees. Performance of the Fund Explanation of Performance Terminology. The Fund uses a variety of terms to illustrate its investment performance. Those terms include "cumulative total return," "average annual total return," "average annual total return at net asset value" and "total return at net asset value." An explanation of how total returns are calculated is set forth below. The charts below show the Fund's performance for the Fund's most recent fiscal year end. You can obtain current performance information by calling the Fund's Transfer Agent at 1.800.525.7048 or by visiting the OppenheimerFunds Internet web site at http://www.oppenheimerfunds.com. The Fund's illustrations of its performance data in advertisements must comply with rules of the Securities and Exchange Commission. Those rules describe the types of performance data that may be used and how it is to be calculated. In general, any advertisement by the Fund of its performance data must include the average annual total returns for the advertised class of shares of the Fund. Those returns must be shown for the 1, 5 and 10-year periods (or the life of the class, if less) ending as of the most recently ended calendar quarter prior to the publication of the advertisement (or its submission for publication). Use of standardized performance calculations enables an investor to compare the Fund's performance to the performance of other funds for the same periods. However, a number of factors should be considered before using the Fund's performance information as a basis for comparison with other investments: o Total returns measure the performance of a hypothetical account in the Fund over various periods and do not show the performance of each shareholder's account. Your account's performance will vary from the model performance data if your dividends are received in cash, or you buy or sell shares during the period, or you bought your shares at a different time and price than the shares used in the model. o An investment in the Fund is not insured by the FDIC or any other government agency. o The principal value of the Fund's shares and total returns are not guaranteed and normally will fluctuate on a daily basis. o When an investor's shares are redeemed, they may be worth more or less than their original cost. o The Fund's performance returns do not reflect the effects of taxes on dividends or capital gains distributions. o Total returns for any given past period represent historical performance information and are not, and should not be considered, a prediction of future returns. The performance of each class of shares is shown separately, because the performance of each class of shares will usually be different. That is because of the different kinds of expenses each class bears. The total returns of each class of shares of the Fund are affected by market conditions, the quality of the Fund's investments, the maturity of debt investments, the types of investments the Fund holds, and its operating expenses that are allocated to the particular class. |X| Total Return Information. There are different types of "total returns" to measure the Fund's performance. Total return is the change in value of a hypothetical investment in the Fund over a given period, assuming that all dividends and capital gains distributions are reinvested in additional shares and that the investment is redeemed at the end of the period. Because of differences in expenses for each class of shares, the total returns for each class are separately measured. The cumulative total return measures the change in value over the entire period (for example, ten years). An average annual total return shows the average rate of return for each year in a period that would produce the cumulative total return over the entire period. However, average annual total returns do not show actual year-by-year performance. The Fund uses standardized calculations for its total returns as prescribed by the SEC. The methodology is discussed below In calculating total returns for Class A shares, the current maximum sales charge of 5.75% (as a percentage of the offering price) is deducted from the initial investment ("P" in the formula below) (unless the return is shown without sales charge, as described below). For Class B shares, payment of the applicable contingent deferred sales charge is applied, depending on the period for which the return is shown: 5.0% in the first year, 4.0% in the second year, 3.0% in the third and fourth years, 2.0% in the fifth year, 1.0% in the sixth year and none thereafter. For Class C shares, the 1% contingent deferred sales charge is deducted for returns for the 1-year period. For Class N shares, the 1% contingent deferred sales charge is deducted for returns for the 1-year and life-of-class periods as applicable. There is no sales charge on Class Y shares. o Average Annual Total Return. The "average annual total return" of each class is an average annual compounded rate of return for each year in a specified number of years. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formula below) held for a number of years ("n" in the formula) to achieve an Ending Redeemable Value ("ERV" in the formula) of that investment, according to the following formula: 1/n (ERV) (---) -1 = Average Annual Total Return ( P ) o Cumulative Total Return. The "cumulative total return" calculation measures the change in value of a hypothetical investment of $1,000 over an entire period of years. Its calculation uses some of the same factors as average annual total return, but it does not average the rate of return on an annual basis. Cumulative total return is determined as follows: ERV - P ------- = Total Return P o Total Returns at Net Asset Value. From time to time the Fund may also quote a cumulative or an average annual total return "at net asset value" (without deducting sales charges) for Class A, Class B, Class C or Class N shares. There is no sales charge on Class Y shares. Each is based on the difference in net asset value per share at the beginning and the end of the period for a hypothetical investment in that class of shares (without considering front-end or contingent deferred sales charges) and takes into consideration the reinvestment of dividends and capital gains distributions. --------------------------------------------------------------------------------------------------------- The Fund's Total Returns for the Periods Ended 8/31/01 --------------------------------------------------------------------------------------------------------- --------------- --------------------------- ------------------------------------------------------------- Class of Cumulative Total Returns Average Annual Total Returns Shares (Life of Class) --------------- --------------------------- ------------------------------------------------------------- --------------- --------------------------- ------------------------------ ------------------------------ 1-Year (Life of Class) --------------- --------------------------- ------------------------------ ------------------------------ --------------- ------------ --------------- -------------- -------------- -------------- --------------- After Without Sales After Sales Without After Sales Without Sales Sales Charge Charge Charge Sales Charge Charge Charge --------------- ------------ --------------- -------------- -------------- -------------- --------------- --------------- ------------ --------------- -------------- -------------- -------------- --------------- Class A -20.20%1 -15.33%1 -15.02% -9.83% -4.98%1 -3.70%1 --------------- ------------ --------------- -------------- -------------- -------------- --------------- --------------- ------------ --------------- -------------- -------------- -------------- --------------- Class B -19.55%2 -18.16%2 -14.73% -10.49% -4.80%2 -4.43%2 --------------- ------------ --------------- -------------- -------------- -------------- --------------- --------------- ------------ --------------- -------------- -------------- -------------- --------------- Class C -18.20%3 -18.20%3 -11.28% -10.43% -4.45%3 -4.45%3 --------------- ------------ --------------- -------------- -------------- -------------- --------------- --------------- ------------ --------------- -------------- -------------- -------------- --------------- Class N4 -7.66% -6.75% N/A N/A N/A N/A --------------- ------------ --------------- -------------- -------------- -------------- --------------- --------------- ------------ --------------- -------------- -------------- -------------- --------------- Class Y N/A -14.08%5 N/A -9.21% N/A -3.38%5 --------------- ------------ --------------- -------------- -------------- -------------- --------------- 1. Inception of Class A: 3/31/97 2. Inception of Class B: 3/31/97 3. Inception of Class C: 3/31/97 4. Inception of Class N: 3/1/01 5. Inception of Class Y: 3/31/97 Other Performance Comparisons. The Fund compares its performance annually to that of an appropriate broadly based market index in its Annual Report to shareholders. You can obtain that information by contacting the Transfer Agent at the addresses or telephone numbers shown on the cover of this Statement of Additional Information. The Fund may also compare its performance to that of other investments, including other mutual funds, or use rankings of its performance by independent ranking entities. Examples of these performance comparisons are set forth below. o Lipper Rankings. From time to time the Fund may publish the ranking of the performance of its classes of shares by Lipper Analytical Services, Inc. Lipper is a widely-recognized independent mutual fund monitoring service. Lipper monitors the performance of regulated investment companies, including the Fund, and ranks their performance for various periods based on investment styles. The Lipper performance rankings are based on total returns that include the reinvestment of capital gain distributions and income dividends but do not take sales charges or taxes into consideration. Lipper also publishes "peer-group" indices of the performance of all mutual funds in a category that it monitors and averages of the performance of the funds in particular categories. o Morningstar Ratings and Rankings. From time to time the Fund may publish the ranking and/or star rating of the performance of its classes of shares by Morningstar, Inc., an independent mutual fund monitoring service. Morningstar rates and ranks mutual funds in broad investment categories: domestic stock funds, international stock funds, taxable bond funds and municipal bond funds. The Fund is included in the domestic stock funds category. Morningstar proprietary star rankings reflect historical risk-adjusted total investment return. For each fund with at least a three-year history, Morningstar calculates a Morningstar RatingTM metric each month by subtracting the return on a 90-day U.S. Treasury Bill from the fund's load-adjusted return for the same period, and then adjusting this excess return for risk. The top 10% of funds in each broad asset class receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. The Overall Morningstar Rating for a fund is derived from a weighted average of the performance figures associated with its three-, five- and ten-year (if applicable) Morningstar Ratings metrics. The Fund may also compare its total return ranking to that of other funds in its Morningstar category, in addition to its star rating. Those total return rankings are percentages from one percent to one hundred percent and are not risk-adjusted. For example, if a fund is in the 94th percentile, that means that 94% of the funds in the same category performed better than it did. o Performance Rankings and Comparisons by Other Entities and Publications. From time to time the Fund may include in its advertisements and sales literature performance information about the Fund cited in newspapers and other periodicals such as The New York Times, The Wall Street Journal, Barron's, or similar publications. That information may include performance quotations from other sources, including Lipper and Morningstar. The performance of the Fund's classes of shares may be compared in publications to the performance of various market indices or other investments, and averages, performance rankings or other benchmarks prepared by recognized mutual fund statistical services. Investors may also wish to compare the returns on the Fund's share classes to the return on fixed-income investments available from banks and thrift institutions. Those include certificates of deposit, ordinary interest-paying checking and savings accounts, and other forms of fixed or variable time deposits, and various other instruments such as Treasury bills. However, the Fund's returns and share price are not guaranteed or insured by the FDIC or any other agency and will fluctuate daily, while bank depository obligations may be insured by the FDIC and may provide fixed rates of return. Repayment of principal and payment of interest on Treasury securities is backed by the full faith and credit of the U.S. government. From time to time, the Fund may publish rankings or ratings of the Manager or Transfer Agent, and of the investor services provided by them to shareholders of the Oppenheimer funds, other than performance rankings of the Oppenheimer funds themselves. Those ratings or rankings of shareholder and investor services by third parties may include comparisons of their services to those provided by other mutual fund families selected by the rating or ranking services. They may be based upon the opinions of the rating or ranking service itself, using its research or judgment, or based upon surveys of investors, brokers, shareholders or others. From time to time the Fund may include in its advertisements and sales literature the total return performance of a hypothetical investment account that includes shares of the Fund and other Oppenheimer funds. The combined account may be part of an illustration of an asset allocation model or similar presentation. The account performance may combine total return performance of the Fund and the total return performance of other Oppenheimer funds included in the account. Additionally, from time to time, the Fund's advertisements and sales literature may include, for illustrative or comparative purposes, statistical data or other information about general or specific market and economic conditions. That may include, for example, o information about the performance of certain securities or commodities markets or segments of those markets, o information about the performance of the economies of particular countries or regions, o the earnings of companies included in segments of particular industries, sectors, securities markets, countries or regions, o the availability of different types of securities or offerings of securities, o information relating to the gross national or gross domestic product of the United States or other countries or regions, o comparisons of various market sectors or indices to demonstrate performance, risk, or other characteristics of the Fund. ---------------------------------------------------------------------------------------------------------------------- A B O U T Y O U R A C C O U N T ---------------------------------------------------------------------------------------------------------------------- How to Buy Shares Additional information is presented below about the methods that can be used to buy shares of the Fund. Appendix C contains more information about the special sales charge arrangements offered by the Fund, and the circumstances in which sales charges may be reduced or waived for certain classes of investors. AccountLink. When shares are purchased through AccountLink, each purchase must be at least $25. Shares will be purchased on the regular business day the Distributor is instructed to initiate the Automated Clearing House ("ACH") transfer to buy the shares. Dividends will begin to accrue on shares purchased with the proceeds of ACH transfers on the business day the Fund receives Federal Funds for the purchase through the ACH system before the close of The New York Stock Exchange. The Exchange normally closes at 4:00 P.M., but may close earlier on certain days. If Federal Funds are received on a business day after the close of the Exchange, the shares will be purchased and dividends will begin to accrue on the next regular business day. The proceeds of ACH transfers are normally received by the Fund 3 days after the transfers are initiated. The Distributor and the Fund are not responsible for any delays in purchasing shares resulting from delays in ACH transmissions. Reduced Sales Charges. As discussed in the Prospectus, a reduced sales charge rate may be obtained for Class A shares under Right of Accumulation and Letters of Intent because of the economies of sales efforts and reduction in expenses realized by the Distributor, dealers and brokers making such sales. No sales charge is imposed in certain other circumstances described in Appendix C to this Statement of Additional Information because the Distributor or dealer or broker incurs little or no selling expenses. |X| Right of Accumulation. To qualify for the lower sales charge rates that apply to larger purchases of Class A shares, you and your spouse can add together: o Class A and Class B shares you purchase for your individual accounts (including IRAs and 403(b) plans), or for your joint accounts, or for trust or custodial accounts on behalf of your children who are minors, and o Current purchases of Class A and Class B shares of the Fund and other Oppenheimer funds to reduce the sales charge rate that applies to current purchases of Class A shares, and o Class A and Class B shares of Oppenheimer funds you previously purchased subject to an initial or contingent deferred sales charge to reduce the sales charge rate for current purchases of Class A shares, provided that you still hold your investment in one of the Oppenheimer funds. A fiduciary can count all shares purchased for a trust, estate or other fiduciary account (including one or more employee benefit plans of the same employer) that has multiple accounts. The Distributor will add the value, at current offering price, of the shares you previously purchased and currently own to the value of current purchases to determine the sales charge rate that applies. The reduced sales charge will apply only to current purchases. You must request it when you buy shares. |X| The Oppenheimer Funds. The Oppenheimer funds are those mutual funds for which the Distributor acts as the distributor or the sub-distributor and currently include the following: Oppenheimer Bond Fund Oppenheimer Municipal Bond Fund Oppenheimer California Municipal Fund Oppenheimer New York Municipal Fund Oppenheimer Capital Appreciation Fund Oppenheimer New Jersey Municipal Fund Oppenheimer Capital Preservation Fund Oppenheimer Pennsylvania Municipal Fund Oppenheimer Capital Income Fund Oppenheimer Quest Balanced Value Fund Oppenheimer Champion Income Fund Oppenheimer Quest Capital Value Fund, Inc. Oppenheimer Concentrated Growth Fund Oppenheimer Quest Global Value Fund, Inc. Oppenheimer Convertible Securities Fund Oppenheimer Quest Opportunity Value Fund Oppenheimer Developing Markets Fund Oppenheimer Quest Value Fund, Inc. Oppenheimer Disciplined Allocation Fund Oppenheimer Real Asset Fund Oppenheimer Discovery Fund Oppenheimer Rochester National Municipals Oppenheimer Emerging Growth Fund Oppenheimer Senior Floating Rate Fund Oppenheimer Emerging Technologies Fund Oppenheimer Small Cap Value Fund Oppenheimer Enterprise Fund Oppenheimer Special Value Fund Oppenheimer Europe Fund Oppenheimer Strategic Income Fund Oppenheimer Global Fund Oppenheimer Total Return Fund, Inc. Oppenheimer Global Growth & Income Fund Oppenheimer Trinity Core Fund Oppenheimer Gold & Special Minerals Fund Oppenheimer Trinity Large Cap Growth Fund Oppenheimer Growth Fund Oppenheimer Trinity Value Fund Oppenheimer High Yield Fund Oppenheimer U.S. Government Trust Oppenheimer Intermediate Municipal Fund Oppenheimer Value Fund Oppenheimer International Bond Fund Limited-Term New York Municipal Fund Oppenheimer International Growth Fund Rochester Fund Municipals Oppenheimer International Small Company Fund OSM1- Gartmore Millennium Growth Fund II Oppenheimer Limited-Term Government Fund OSM1 - Jennison Growth Fund Oppenheimer Main Street Growth & Income Fund OSM1 - Mercury Advisors S&P 500 Index Oppenheimer Main Street Opportunity Fund OSM1 - Mercury Advisors Focus Growth Fund Oppenheimer Main Street Small Cap Fund OSM1 - QM Active Balanced Fund Oppenheimer MidCap Fund OSM1 - Salomon Brothers Capital Fund Oppenheimer Multiple Strategies Fund and the following money market funds: Centennial America Fund, L. P. Centennial New York Tax Exempt Trust Centennial California Tax Exempt Trust Centennial Tax Exempt Trust Centennial Government Trust Oppenheimer Cash Reserves Centennial Money Market Trust Oppenheimer Money Market Fund, Inc. 1 - "OSM" stands for Oppenheimer Select Managers There is an initial sales charge on the purchase of Class A shares of each of the Oppenheimer funds except the money market funds. Under certain circumstances described in this Statement of Additional Information, redemption proceeds of certain money market fund shares may be subject to a contingent deferred sales charge. Letters of Intent. Under a Letter of Intent, if you purchase Class A shares or Class A and Class B shares of the Fund and other Oppenheimer funds during a 13-month period, you can reduce the sales charge rate that applies to your purchases of Class A shares. The total amount of your intended purchases of both Class A and Class B shares will determine the reduced sales charge rate for the Class A shares purchased during that period. You can include purchases made up to 90 days before the date of the Letter. A Letter of Intent is an investor's statement in writing to the Distributor of the intention to purchase Class A shares or Class A and Class B shares of the Fund (and other Oppenheimer funds) during a 13-month period (the "Letter of Intent period"). At the investor's request, this may include purchases made up to 90 days prior to the date of the Letter. The Letter states the investor's intention to make the aggregate amount of purchases of shares which, when added to the investor's holdings of shares of those funds, will equal or exceed the amount specified in the Letter. Purchases made by reinvestment of dividends or distributions of capital gains and purchases made at net asset value without sales charge do not count toward satisfying the amount of the Letter. A Letter enables an investor to count the Class A and Class B shares purchased under the Letter to obtain the reduced sales charge rate on purchases of Class A shares of the Fund (and other Oppenheimer funds) that applies under the Right of Accumulation to current purchases of Class A shares. Each purchase of Class A shares under the Letter will be made at the public offering price (including the sales charge) that applies to a single lump-sum purchase of shares in the amount intended to be purchased under the Letter. In submitting a Letter, the investor makes no commitment to purchase shares. However, if the investor's purchases of shares within the Letter of Intent period, when added to the value (at offering price) of the investor's holdings of shares on the last day of that period, do not equal or exceed the intended purchase amount, the investor agrees to pay the additional amount of sales charge applicable to such purchases. That amount is described in "Terms of Escrow," below (those terms may be amended by the Distributor from time to time). The investor agrees that shares equal in value to 5% of the intended purchase amount will be held in escrow by the Transfer Agent subject to the Terms of Escrow. Also, the investor agrees to be bound by the terms of the Prospectus, this Statement of Additional Information and the Application used for a Letter of Intent. If those terms are amended, as they may be from time to time by the Fund, the investor agrees to be bound by the amended terms and that those amendments will apply automatically to existing Letters of Intent. If the total eligible purchases made during the Letter of Intent period do not equal or exceed the intended purchase amount, the concessions previously paid to the dealer of record for the account and the amount of sales charge retained by the Distributor will be adjusted to the rates applicable to actual total purchases. If total eligible purchases during the Letter of Intent period exceed the intended purchase amount and exceed the amount needed to qualify for the next sales charge rate reduction set forth in the Prospectus, the sales charges paid will be adjusted to the lower rate. That adjustment will be made only if and when the dealer returns to the Distributor the excess of the amount of concessions allowed or paid to the dealer over the amount of concessions that apply to the actual amount of purchases. The excess concessions returned to the Distributor will be used to purchase additional shares for the investor's account at the net asset value per share in effect on the date of such purchase, promptly after the Distributor's receipt thereof. The Transfer Agent will not hold shares in escrow for purchases of shares of the Fund and other Oppenheimer funds by OppenheimerFunds prototype 401(k) plans under a Letter of Intent. If the intended purchase amount under a Letter of Intent entered into by an OppenheimerFunds prototype 401(k) plan is not purchased by the plan by the end of the Letter of Intent period, there will be no adjustment of concessions paid to the broker-dealer or financial institution of record for accounts held in the name of that plan. In determining the total amount of purchases made under a Letter, shares redeemed by the investor prior to the termination of the Letter of Intent period will be deducted. It is the responsibility of the dealer of record and/or the investor to advise the Distributor about the Letter in placing any purchase orders for the investor during the Letter of Intent period. All of such purchases must be made through the Distributor. |X| Terms of Escrow That Apply to Letters of Intent. 1. Out of the initial purchase (or subsequent purchases if necessary) made pursuant to a Letter, shares of the Fund equal in value up to 5% of the intended purchase amount specified in the Letter shall be held in escrow by the Transfer Agent. For example, if the intended purchase amount is $50,000, the escrow shall be shares valued in the amount of $2,500 (computed at the public offering price adjusted for a $50,000 purchase). Any dividends and capital gains distributions on the escrowed shares will be credited to the investor's account. 2. If the total minimum investment specified under the Letter is completed within the thirteen-month Letter of Intent period, the escrowed shares will be promptly released to the investor. 3. If, at the end of the thirteen-month Letter of Intent period the total purchases pursuant to the Letter are less than the intended purchase amount specified in the Letter, the investor must remit to the Distributor an amount equal to the difference between the dollar amount of sales charges actually paid and the amount of sales charges which would have been paid if the total amount purchased had been made at a single time. That sales charge adjustment will apply to any shares redeemed prior to the completion of the Letter. If the difference in sales charges is not paid within twenty days after a request from the Distributor or the dealer, the Distributor will, within sixty days of the expiration of the Letter, redeem the number of escrowed shares necessary to realize such difference in sales charges. Full and fractional shares remaining after such redemption will be released from escrow. If a request is received to redeem escrowed shares prior to the payment of such additional sales charge, the sales charge will be withheld from the redemption proceeds. 4. By signing the Letter, the investor irrevocably constitutes and appoints the Transfer Agent as attorney-in-fact to surrender for redemption any or all escrowed shares. 5. The shares eligible for purchase under the Letter (or the holding of which may be counted toward completion of a Letter) include: (a) Class A shares sold with a front-end sales charge or subject to a Class A contingent deferred sales charge, (b) Class B shares of other Oppenheimer funds acquired subject to a contingent deferred sales charge, and (c) Class A or Class B shares acquired by exchange of either (1) Class A shares of one of the other Oppenheimer funds that were acquired subject to a Class A initial or contingent deferred sales charge or (2) Class B shares of one of the other Oppenheimer funds that were acquired subject to a contingent deferred sales charge. 6. Shares held in escrow hereunder will automatically be exchanged for shares of another fund to which an exchange is requested, as described in the section of the Prospectus entitled "How to Exchange Shares" and the escrow will be transferred to that other fund. Asset Builder Plans. To establish an Asset Builder Plan to buy shares directly from a bank account, you must enclose a check (the minimum is $25) for the initial purchase with your application. Shares purchased by Asset Builder Plan payments from bank accounts are subject to the redemption restrictions for recent purchases described in the Prospectus. Asset Builder Plans are available only if your bank is an ACH member. Asset Builder Plans may not be used to buy shares for OppenheimerFunds employer-sponsored qualified retirement accounts. Asset Builder Plans also enable shareholders of Oppenheimer Cash Reserves to use their fund account to make monthly automatic purchases of shares of up to four other Oppenheimer funds. If you make payments from your bank account to purchase shares of the Fund, your bank account will be debited automatically. Normally the debit will be made two business days prior to the investment dates you selected on your Application. Neither the Distributor, the Transfer Agent nor the Fund shall be responsible for any delays in purchasing shares that result from delays in ACH transmissions. Before you establish Asset Builder payments, you should obtain a prospectus of the selected fund(s) from your financial advisor (or the Distributor ) and request an application from the Distributor. Complete the application and return it. You may change the amount of your Asset Builder payment or you can terminate these automatic investments at any time by writing to the Transfer Agent. The Transfer Agent requires a reasonable period (approximately 10 days) after receipt of your instructions to implement them. The Fund reserves the right to amend, suspend, or discontinue offering Asset Builder plans at any time without prior notice. Retirement Plans. Certain types of retirement plans are entitled to purchase shares of the Fund without sales charge or at reduced sales charge rates, as described in Appendix C to this Statement of Additional Information. Certain special sales charge arrangements described in that Appendix apply to retirement plans whose records are maintained on a daily valuation basis by Merrill Lynch Pierce Fenner & Smith, Inc. ("Merrill Lynch") or an independent record keeper that has a contract or special arrangement with Merrill Lynch. If on the date the plan sponsor signed the Merrill Lynch record keeping service agreement the plan has less than $3 million in assets (other than assets invested in money market funds) invested in applicable investments, then the retirement plan may purchase only Class B shares of the Oppenheimer funds. Any retirement plans in that category that currently invest in Class B shares of the Fund will have their Class B shares converted to Class A shares of the Fund when the plan's applicable investments reach $5 million. Cancellation of Purchase Orders. Cancellation of purchase orders for the Fund's shares (for example, when a purchase check is returned to the Fund unpaid) causes a loss to be incurred when the net asset value of the Fund's shares on the cancellation date is less than on the purchase date. That loss is equal to the amount of the decline in the net asset value per share multiplied by the number of shares in the purchase order. The investor is responsible for that loss. If the investor fails to compensate the Fund for the loss, the Distributor will do so. The Fund may reimburse the Distributor for that amount by redeeming shares from any account registered in that investor's name, or the Fund or the Distributor may seek other redress. Classes of Shares. Each class of shares of the Fund represents an interest in the same portfolio of investments of the Fund. However, each class has different shareholder privileges and features. The net income attributable to Class B, Class C and Class N shares and the dividends payable on Class B, Class C and Class N shares will be reduced by incremental expenses borne solely by that class. Those expenses include the asset-based sales charges to which Class B, Class C and Class N shares are subject. The availability of different classes of shares permits an investor to choose the method of purchasing shares that is more appropriate for the investor. That may depend on the amount of the purchase, the length of time the investor expects to hold shares, and other relevant circumstances. Class A shares normally are sold subject to an initial sales charge. While Class B, Class C and Class N shares have no initial sales charge, the purpose of the deferred sales charge and asset-based sales charge on Class B, Class C and Class N shares is the same as that of the initial sales charge on Class A shares - to compensate the Distributor and brokers, dealers and financial institutions that sell shares of the Fund A salesperson who is entitled to receive compensation from his or her firm for selling Fund shares may receive different levels of compensation for selling one class of shares rather than another. The Distributor will not accept any order in the amount of $500,000 or more for Class B shares or $1 million or more for Class C shares on behalf of a single investor (not including dealer "street name" or omnibus accounts). That is because generally it will be more advantageous for that investor to purchase Class A shares of the Fund. |X| Class A Shares Subject to a Contingent Deferred Sales Charge. For purchases of Class A shares subject to a contingent deferred sales charge as described in the Prospectus, no sales concessions will be paid to the broker-dealer of record, as described in the Prospectus, on sales of Class A shares purchased with the redemption proceeds of shares of another mutual fund offered as an investment option in a retirement plan in which Oppenheimer funds are also offered as investment options under a special arrangement with the Distributor, if the purchase occurs more than 30 days after the Oppenheimer funds are added as an investment option under that plan. Additionally, that concession will not be paid on purchases of shares by a retirement plan made with the redemption proceeds of Class N shares of one or more Oppenheimer funds held by the plan for more than 18 months. |X| Class B Conversion. Under current interpretations of applicable federal income tax law by the Internal Revenue Service, the conversion of Class B shares to Class A shares after six years is not treated as a taxable event for the shareholder. If those laws or the IRS interpretation of those laws should change, the automatic conversion feature may be suspended. In that event, no further conversions of Class B shares would occur while that suspension remained in effect. Although Class B shares could then be exchanged for Class A shares on the basis of relative net asset value of the two classes, without the imposition of a sales charge or fee, such exchange could constitute a taxable event for the shareholder, and absent such exchange, Class B shares might continue to be subject to the asset-based sales charge for longer than six years. |X| Availability of Class N Shares. In addition to the description of the types of retirement plans which may purchase Class N shares contained in the prospectus, Class N shares also are offered to the following: o to all rollover IRAs, o to all direct rollovers from OppenheimerFunds-sponsored Pinnacle and Ascender retirement plans, o to all trustee-to-trustee IRA transfers, o to all 90-24 type 403(b) transfers, o to Group Retirement Plans (as defined in Appendix C to this Statement of Additional Information) which have entered into a special agreement with the Distributor for that purpose, o to Retirement Plans qualified under Sections 401(a) or 401(k) of the Internal Revenue Code, the recordkeeper or the plan sponsor for which has entered into a special agreement with the Distributor, o to Retirement Plans of a plan sponsor where the aggregate assets of all such plans invested in the Oppenheimer funds is $500,000 or more, o to OppenheimerFunds-sponsored Ascender 401(k) plans that pay for the purchase with the redemption proceeds of Class A shares of one or more Oppenheimer funds. o to certain customers of broker-dealers and financial advisors that are identified in a special agreement between the broker-dealer or financial advisor and the Distributor for that purpose. The sales concession and the advance of the service fee, as described in the Prospectus, will not be paid to dealers of record on sales of Class N shares on: o purchases of Class N shares in amounts of $500,000 or more by a retirement plan that pays for the purchase with the redemption proceeds of Class A shares of one or more Oppenheimer funds (other than rollovers from an OppenheimerFunds-sponsored Pinnacle or Ascender 401(k) plan to any IRA invested in the Oppenheimer funds), o purchases of Class N shares in amounts of $500,000 or more by a retirement plan that pays for the purchase with the redemption proceeds of Class C shares of one or more Oppenheimer funds held by the plan for more than one year (other than rollovers from an OppenheimerFunds-sponsored Pinnacle or Ascender 401(k) plan to any IRA invested in the Oppenheimer funds), and o on purchases of Class N shares by an OppenheimerFunds-sponsored Pinnacle or Ascender 401(k) plan made with the redemption proceeds of Class A shares of one or more Oppenheimer funds. |X| Allocation of Expenses. The Fund pays expenses related to its daily operations, such as custodian fees, Trustees' fees, transfer agency fees, legal fees and auditing costs. Those expenses are paid out of the Fund's assets and are not paid directly by shareholders. However, those expenses reduce the net asset values of shares, and therefore are indirectly borne by shareholders through their investment. The methodology for calculating the net asset value, dividends and distributions of the Fund's share classes recognizes two types of expenses. General expenses that do not pertain specifically to any one class are allocated pro rata to the shares of all classes. The allocation is based on the percentage of the Fund's total assets that is represented by the assets of each class, and then equally to each outstanding share within a given class. Such general expenses include management fees, legal, bookkeeping and audit fees, printing and mailing costs of shareholder reports, Prospectuses, Statements of Additional Information and other materials for current shareholders, fees to unaffiliated Trustees, custodian expenses, share issuance costs, organization and start-up costs, interest, taxes and brokerage commissions, and non-recurring expenses, such as litigation costs. Other expenses that are directly attributable to a particular class are allocated equally to each outstanding share within that class. Examples of such expenses include distribution and service plan (12b-1) fees, transfer and shareholder servicing agent fees and expenses, and shareholder meeting expenses (to the extent that such expenses pertain only to a specific class). Determination of Net Asset Values Per Share. The net asset values per share of each class of shares of the Fund are determined as of the close of business of The New York Stock Exchange on each day that the Exchange is open. The calculation is done by dividing the value of the Fund's net assets attributable to a class by the number of shares of that class that are outstanding. The Exchange normally closes at 4:00 P.M., New York time, but may close earlier on some other days (for example, in case of weather emergencies or on days falling before a holiday). All references to time in this Statement of Additional Information mean "New York time." The Exchange's most recent annual announcement (which is subject to change) states that it will close on New Year's Day, Presidents' Day, Martin Luther King, Jr. Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. It may also close on other days. Dealers other than Exchange members may conduct trading in certain securities on days on which the Exchange is closed (including weekends and U.S. holidays) or after 4:00 P.M. on a regular business day. Because the Fund's net asset values will not be calculated on those days, the Fund's net asset values per share may be significantly affected on such days when shareholders may not purchase or redeem shares. For example, trading on European and Asian stock exchanges and over-the-counter markets normally is completed before the close of The New York Stock Exchange. Changes in the values of securities traded on foreign exchanges or markets as a result of events that occur after the prices of those securities are determined, but before the close of The New York Stock Exchange, will not be reflected in the Fund's calculation of its net asset values that day unless the Manager determines that the event is likely to effect a material change in the value of the security. The Manager, or an internal valuation committee established by he Manager, as applicable, may establish a valuation, under procedures established by the Board and subject to the approval, ratification and confirmation by the Board at its next ensuing meeting. may make that determination, under procedures established by the Board. |X| Securities Valuation. The Fund's Board of Trustees has established procedures for the valuation of the Fund's securities. In general those procedures are as follows: o Equity securities traded on a U.S. securities exchange or on NASDAQ are valued as follows: (1) if last sale information is regularly reported, they are valued at the last reported sale price on the principal exchange on which they are traded or on NASDAQ, as applicable, on that day, or (2) if last sale information is not available on a valuation date, they are valued at the last reported sale price preceding the valuation date if it is within the spread of the closing "bid" and "asked" prices on the valuation date or, if not, at the closing "bid" price on the valuation date. o Equity securities traded on a foreign securities exchange generally are valued in one of the following ways: (1) at the last sale price available to the pricing service approved by the Board of Trustees, or (2) at the last sale price obtained by the Manager from the report of the principal exchange on which the security is traded at its last trading session on or immediately before the valuation date, or (3) at the mean between the "bid" and "asked" prices obtained from the principal exchange on which the security is traded or, on the basis of reasonable inquiry, from two market makers in the security. o Long-term debt securities having a remaining maturity in excess of 60 days are valued based on the mean between the "bid" and "asked" prices determined by a portfolio pricing service approved by the Fund's Board of Trustees or obtained by the Manager from two active market makers in the security on the basis of reasonable inquiry. o The following securities are valued at the mean between the "bid" and "asked" prices determined by a pricing service approved by the Fund's Board of Trustees or obtained by the Manager from two active market makers in the security on the basis of reasonable inquiry: (1) debt instruments that have a maturity of more than 397 days when issued, (2) debt instruments that had a maturity of 397 days or less when issued and have a remaining maturity of more than 60 days, and (3) non-money market debt instruments that had a maturity of 397 days or less when issued and which have a remaining maturity of 60 days or less. o The following securities are valued at cost, adjusted for amortization of premiums and accretion of discounts: (1) money market debt securities held by a non-money market fund that had a maturity of less than 397 days when issued that have a remaining maturity of 60 days or less, and (2) debt instruments held by a money market fund that have a remaining maturity of 397 days or less. o Securities (including restricted securities) not having readily-available market quotations are valued at fair value determined under the Board's procedures. If the Manager is unable to locate two market makers willing to give quotes, a security may be priced at the mean between the "bid" and "asked" prices provided by a single active market maker (which in certain cases may be the "bid" price if no "asked" price is available). In the case of U.S. government securities, mortgage-backed securities, corporate bonds and foreign government securities, when last sale information is not generally available, the Manager may use pricing services approved by the Board of Trustees. The pricing service may use "matrix" comparisons to the prices for comparable instruments on the basis of quality, yield and maturity. Other special factors may be involved (such as the tax-exempt status of the interest paid by municipal securities). The Manager will monitor the accuracy of the pricing services. That monitoring may include comparing prices used for portfolio valuation to actual sales prices of selected securities. The closing prices in the London foreign exchange market on a particular business day that are provided to the Manager by a bank, dealer or pricing service that the Manager has determined to be reliable are used to value foreign currency, including forward contracts, and to convert to U.S. dollars securities that are denominated in foreign currency. Puts, calls, and futures are valued at the last sale price on the principal exchange on which they are traded or on NASDAQ, as applicable, as determined by a pricing service approved by the Board of Trustees or by the Manager. If there were no sales that day, they shall be valued at the last sale price on the preceding trading day if it is within the spread of the closing "bid" and "asked" prices on the principal exchange or on NASDAQ on the valuation date. If not, the value shall be the closing bid price on the principal exchange or on NASDAQ on the valuation date. If the put, call or future is not traded on an exchange or on NASDAQ, it shall be valued by the mean between "bid" and "asked" prices obtained by the Manager from two active market makers. In certain cases that may be at the "bid" price if no "asked" price is available. When the Fund writes an option, an amount equal to the premium received is included in the Fund's Statement of Assets and Liabilities as an asset. An equivalent credit is included in the liability section. The credit is adjusted ("marked-to-market") to reflect the current market value of the option. In determining the Fund's gain on investments, if a call or put written by the Fund is exercised, the proceeds are increased by the premium received. If a call or put written by the Fund expires, the Fund has a gain in the amount of the premium. If the Fund enters into a closing purchase transaction, it will have a gain or loss, depending on whether the premium received was more or less than the cost of the closing transaction. If the Fund exercises a put it holds, the amount the Fund receives on its sale of the underlying investment is reduced by the amount of premium paid by the Fund. How to Sell Shares The information below supplements the terms and conditions for redeeming shares set forth in the Prospectus. Reinvestment Privilege. Within six months of a redemption, a shareholder may reinvest all or part of the redemption proceeds of: o Class A shares that you purchased subject to an initial sales charge or Class A shares on which a contingent deferred sales charge which was paid, or o Class B shares that were subject to the Class B contingent deferred sales charge when redeemed. The reinvestment may be made without sales charge only in Class A shares of the Fund or any of the other Oppenheimer funds into which shares of the Fund are exchangeable as described in "How to Exchange Shares" below. Reinvestment will be at the net asset value next computed after the Transfer Agent receives the reinvestment order. The shareholder must ask the Transfer Agent for that privilege at the time of reinvestment. This privilege does not apply to Class C, Class N or Class Y shares. The Fund may amend, suspend or cease offering this reinvestment privilege at any time as to shares redeemed after the date of such amendment, suspension or cessation. Any capital gain that was realized when the shares were redeemed is taxable, and reinvestment will not alter any capital gains tax payable on that gain. If there has been a capital loss on the redemption, some or all of the loss may not be tax deductible, depending on the timing and amount of the reinvestment. Under the Internal Revenue Code, if the redemption proceeds of Fund shares on which a sales charge was paid are reinvested in shares of the Fund or another of the Oppenheimer funds within 90 days of payment of the sales charge, the shareholder's basis in the shares of the Fund that were redeemed may not include the amount of the sales charge paid. That would reduce the loss or increase the gain recognized from the redemption. However, in that case the sales charge would be added to the basis of the shares acquired by the reinvestment of the redemption proceeds. Payments "In Kind". The Prospectus states that payment for shares tendered for redemption is ordinarily made in cash. However, under certain circumstances, the Board of Trustees of the Fund may determine that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment of a redemption order wholly or partly in cash. In that case, the Fund may pay the redemption proceeds in whole or in part by a distribution "in kind" of liquid securities from the portfolio of the Fund, in lieu of cash. The Fund has elected to be governed by Rule 18f-1 under the Investment Company Act. Under that rule, the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net assets of the Fund during any 90-day period for any one shareholder. If shares are redeemed in kind, the redeeming shareholder might incur brokerage or other costs in selling the securities for cash. The Fund will value securities used to pay redemptions in kind using the same method the Fund uses to value its portfolio securities described above under "Determination of Net Asset Values Per Share." That valuation will be made as of the time the redemption price is determined. Involuntary Redemptions. The Fund's Board of Trustees has the right to cause the involuntary redemption of the shares held in any account if the aggregate net asset value of those shares is less than $200 or such lesser amount as the Board may fix. The Board will not cause the involuntary redemption of shares in an account if the aggregate net asset value of such shares has fallen below the stated minimum solely as a result of market fluctuations. If the Board exercises this right, it may also fix the requirements for any notice to be given to the shareholders in question (not less than 30 days). The Board may alternatively set requirements for the shareholder to increase the investment, or set other terms and conditions so that the shares would not be involuntarily redeemed. Transfers of Shares. A transfer of shares to a different registration is not an event that triggers the payment of sales charges. Therefore, shares are not subject to the payment of a contingent deferred sales charge of any class at the time of transfer to the name of another person or entity. It does not matter whether the transfer occurs by absolute assignment, gift or bequest, as long as it does not involve, directly or indirectly, a public sale of the shares. When shares subject to a contingent deferred sales charge are transferred, the transferred shares will remain subject to the contingent deferred sales charge. It will be calculated as if the transferee shareholder had acquired the transferred shares in the same manner and at the same time as the transferring shareholder. If less than all shares held in an account are transferred, and some but not all shares in the account would be subject to a contingent deferred sales charge if redeemed at the time of transfer, the priorities described in the Prospectus under "How to Buy Shares" for the imposition of the Class B, Class C and Class N contingent deferred sales charge will be followed in determining the order in which shares are transferred. Distributions From Retirement Plans. Requests for distributions from OppenheimerFunds-sponsored IRAs, 403(b)(7) custodial plans, 401(k) plans or pension or profit-sharing plans should be addressed to "Trustee, OppenheimerFunds Retirement Plans," c/o the Transfer Agent at its address listed in "How To Sell Shares" in the Prospectus or on the back cover of this Statement of Additional Information. The request must: (1) state the reason for the distribution; (2) state the owner's awareness of tax penalties if the distribution is premature; and (3) conform to the requirements of the plan and the Fund's other redemption requirements. Participants (other than self-employed persons) in OppenheimerFunds-sponsored pension or profit-sharing plans with shares of the Fund held in the name of the plan or its fiduciary may not directly request redemption of their accounts. The plan administrator or fiduciary must sign the request. Distributions from pension and profit sharing plans are subject to special requirements under the Internal Revenue Code and certain documents (available from the Transfer Agent) must be completed and submitted to the Transfer Agent before the distribution may be made. Distributions from retirement plans are subject to withholding requirements under the Internal Revenue Code, and IRS Form W-4P (available from the Transfer Agent) must be submitted to the Transfer Agent with the distribution request, or the distribution may be delayed. Unless the shareholder has provided the Transfer Agent with a certified tax identification number, the Internal Revenue Code requires that tax be withheld from any distribution even if the shareholder elects not to have tax withheld. The Fund, the Manager, the Distributor, and the Transfer Agent assume no responsibility to determine whether a distribution satisfies the conditions of applicable tax laws and will not be responsible for any tax penalties assessed in connection with a distribution. Special Arrangements for Repurchase of Shares from Dealers and Brokers. The Distributor is the Fund's agent to repurchase its shares from authorized dealers or brokers on behalf of their customers. Shareholders should contact their broker or dealer to arrange this type of redemption. The repurchase price per share will be the net asset value next computed after the Distributor receives an order placed by the dealer or broker. However, if the Distributor receives a repurchase order from a dealer or broker after the close of The New York Stock Exchange on a regular business day, it will be processed at that day's net asset value if the order was received by the dealer or broker from its customers prior to the time the Exchange closes. Normally, the Exchange closes at 4:00 P.M., but may do so earlier on some days. Additionally, the order must have been transmitted to and received by the Distributor prior to its close of business that day (normally 5:00 P.M.). Ordinarily, for accounts redeemed by a broker-dealer under this procedure, payment will be made within three business days after the shares have been redeemed upon the Distributor's receipt of the required redemption documents in proper form. The signature(s) of the registered owners on the redemption documents must be guaranteed as described in the Prospectus. Automatic Withdrawal and Exchange Plans. Investors owning shares of the Fund valued at $5,000 or more can authorize the Transfer Agent to redeem shares (having a value of at least $50) automatically on a monthly, quarterly, semi-annual or annual basis under an Automatic Withdrawal Plan. Shares will be redeemed three business days prior to the date requested by the shareholder for receipt of the payment. Automatic withdrawals of up to $1,500 per month may be requested by telephone if payments are to be made by check payable to all shareholders of record. Payments must also be sent to the address of record for the account and the address must not have been changed within the prior 30 days. Required minimum distributions from OppenheimerFunds-sponsored retirement plans may not be arranged on this basis. Payments are normally made by check, but shareholders having AccountLink privileges (see "How To Buy Shares") may arrange to have Automatic Withdrawal Plan payments transferred to the bank account designated on the Account Application or by signature-guaranteed instructions sent to the Transfer Agent. Shares are normally redeemed pursuant to an Automatic Withdrawal Plan three business days before the payment transmittal date you select in the Account Application. If a contingent deferred sales charge applies to the redemption, the amount of the check or payment will be reduced accordingly. The Fund cannot guarantee receipt of a payment on the date requested. The Fund reserves the right to amend, suspend or discontinue offering these plans at any time without prior notice. Because of the sales charge assessed on Class A share purchases, shareholders should not make regular additional Class A share purchases while participating in an Automatic Withdrawal Plan. Class B, Class C and Class N shareholders should not establish withdrawal plans, because of the potential imposition of the contingent deferred sales charge on such withdrawals (except where the Class B or Class C contingent deferred sales charge is waived as described in Appendix C to this Statement of Additional Information). By requesting an Automatic Withdrawal or Exchange Plan, the shareholder agrees to the terms and conditions that apply to such plans, as stated below. These provisions may be amended from time to time by the Fund and/or the Distributor. When adopted, any amendments will automatically apply to existing Plans. |X| Automatic Exchange Plans. Shareholders can authorize the Transfer Agent to exchange a pre-determined amount of shares of the Fund for shares (of the same class) of other Oppenheimer funds automatically on a monthly, quarterly, semi-annual or annual basis under an Automatic Exchange Plan. The minimum amount that may be exchanged to each other fund account is $25. Instructions should be provided on the OppenheimerFunds Application or signature-guaranteed instructions. Exchanges made under these plans are subject to the restrictions that apply to exchanges as set forth in "How to Exchange Shares" in the Prospectus and below in this Statement of Additional Information. |X| Automatic Withdrawal Plans. Fund shares will be redeemed as necessary to meet withdrawal payments. Shares acquired without a sales charge will be redeemed first. Shares acquired with reinvested dividends and capital gains distributions will be redeemed next, followed by shares acquired with a sales charge, to the extent necessary to make withdrawal payments. Depending upon the amount withdrawn, the investor's principal may be depleted. Payments made under these plans should not be considered as a yield or income on your investment. The Transfer Agent will administer the investor's Automatic Withdrawal Plan as agent for the shareholder(s) (the "Planholder") who executed the Plan authorization and application submitted to the Transfer Agent. Neither the Fund nor the Transfer Agent shall incur any liability to the Planholder for any action taken or not taken by the Transfer Agent in good faith to administer the Plan. Share certificates will not be issued for shares of the Fund purchased for and held under the Plan, but the Transfer Agent will credit all such shares to the account of the Planholder on the records of the Fund. Any share certificates held by a Planholder may be surrendered unendorsed to the Transfer Agent with the Plan application so that the shares represented by the certificate may be held under the Plan. For accounts subject to Automatic Withdrawal Plans, distributions of capital gains must be reinvested in shares of the Fund, which will be done at net asset value without a sales charge. Dividends on shares held in the account may be paid in cash or reinvested. Shares will be redeemed to make withdrawal payments at the net asset value per share determined on the redemption date. Checks or AccountLink payments representing the proceeds of Plan withdrawals will normally be transmitted three business days prior to the date selected for receipt of the payment, according to the choice specified in writing by the Planholder. Receipt of payment on the date selected cannot be guaranteed. The amount and the interval of disbursement payments and the address to which checks are to be mailed or AccountLink payments are to be sent may be changed at any time by the Planholder by writing to the Transfer Agent. The Planholder should allow at least two weeks' time after mailing such notification for the requested change to be put in effect. The Planholder may, at any time, instruct the Transfer Agent by written notice to redeem all, or any part of, the shares held under the Plan. That notice must be in proper form in accordance with the requirements of the then-current Prospectus of the Fund. In that case, the Transfer Agent will redeem the number of shares requested at the net asset value per share in effect and will mail a check for the proceeds to the Planholder. The Planholder may terminate a Plan at any time by writing to the Transfer Agent. The Fund may also give directions to the Transfer Agent to terminate a Plan. The Transfer Agent will also terminate a Plan upon its receipt of evidence satisfactory to it that the Planholder has died or is legally incapacitated. Upon termination of a Plan by the Transfer Agent or the Fund, shares that have not been redeemed will be held in uncertificated form in the name of the Planholder. The account will continue as a dividend-reinvestment, uncertificated account unless and until proper instructions are received from the Planholder, his or her executor or guardian, or another authorized person. To use shares held under the Plan as collateral for a debt, the Planholder may request issuance of a portion of the shares in certificated form. Upon written request from the Planholder, the Transfer Agent will determine the number of shares for which a certificate may be issued without causing the withdrawal checks to stop. However, should such uncertificated shares become exhausted, Plan withdrawals will terminate. If the Transfer Agent ceases to act as transfer agent for the Fund, the Planholder will be deemed to have appointed any successor transfer agent to act as agent in administering the Plan. How to Exchange Shares As stated in the Prospectus, shares of a particular class of Oppenheimer funds having more than one class of shares may be exchanged only for shares of the same class of other Oppenheimer funds. Shares of Oppenheimer funds that have a single class without a class designation are deemed "Class A" shares for this purpose. You can obtain a current list showing which funds offer which classes by calling the Distributor at 1.800.525.7048. o All of the Oppenheimer funds currently offer Class A, B and C shares except Oppenheimer Money Market Fund, Inc., Centennial Money Market Trust, Centennial Tax Exempt Trust, Centennial Government Trust, Centennial New York Tax Exempt Trust, Centennial California Tax Exempt Trust, and Centennial America Fund, L.P., which only offer Class A shares. o Class B, Class C and Class N shares of Oppenheimer Cash Reserves are generally available only by exchange from the same class of shares of other Oppenheimer funds or through OppenheimerFunds-sponsored 401(k) plans. o Only certain Oppenheimer funds currently offer Class Y shares. Class Y shares of Oppenheimer Real Asset Fund may not be exchanged for shares of any other fund. o Only certain Oppenheimer funds currently offer Class N shares, which are only offered to retirement plans as described in the Prospectus. Class N shares can be exchanged only for Class N shares of other Oppenheimer funds. o Class M shares of Oppenheimer Convertible Securities Fund may be exchanged only for Class A shares of other Oppenheimer funds. They may not be acquired by exchange of shares of any class of any other Oppenheimer funds except Class A shares of Oppenheimer Money Market Fund or Oppenheimer Cash Reserves acquired by exchange of Class M shares. o Class X shares of Limited Term New York Municipal Fund can be exchanged only for Class B shares of other Oppenheimer funds and no exchanges may be made to Class X shares. o Shares of Oppenheimer Capital Preservation Fund may not be exchanged for shares of Oppenheimer Money Market Fund, Inc., Oppenheimer Cash Reserves or Oppenheimer Limited-Term Government Fund. Only participants in certain retirement plans may purchase shares of Oppenheimer Capital Preservation Fund, and only those participants may exchange shares of other Oppenheimer funds for shares of Oppenheimer Capital Preservation Fund. o Class A shares of Oppenheimer Senior Floating Rate Fund are not available by exchange of shares of Oppenheimer Money Market Fund or Class A shares of Oppenheimer Cash Reserves. If any Class A shares of another Oppenheimer fund that are exchanged for Class A shares of Oppenheimer Senior Floating Rate Fund are subject to the Class A contingent deferred sales charge of the other Oppenheimer fund at the time of exchange, the holding period for that Class A contingent deferred sales charge will carry over to the Class A shares of Oppenheimer Senior Floating Rate Fund acquired in the exchange. The Class A shares of Oppenheimer Senior Floating Rate Fund acquired in that exchange will be subject to the Class A Early Withdrawal Charge of Oppenheimer Senior Floating Rate Fund if they are repurchased before the expiration of the holding period. o Class A, Class B, Class C and Class Y Shares of Oppenheimer Select Managers Mercury Advisors S&P Index Fund and Oppenheimer Select Managers QM Active Balanced Fund are only available to retirement plans and are available only by exchange from the same class of shares of other Oppenheimer funds held by retirement plans. Class A shares of Oppenheimer funds may be exchanged at net asset value for shares of any money market fund offered by the Distributor. Shares of any money market fund purchased without a sales charge may be exchanged for shares of Oppenheimer funds offered with a sales charge upon payment of the sales charge. They may also be used to purchase shares of Oppenheimer funds subject to an early withdrawal charge or contingent deferred sales charge. Shares of Oppenheimer Money Market Fund, Inc. purchased with the redemption proceeds of shares of other mutual funds (other than funds managed by the Manager or its subsidiaries) redeemed within the 30 days prior to that purchase may subsequently be exchanged for shares of other Oppenheimer funds without being subject to an initial sales charge or contingent deferred sales charge. To qualify for that privilege, the investor or the investor's dealer must notify the Distributor of eligibility for this privilege at the time the shares of Oppenheimer Money Market Fund, Inc. are purchased. If requested, they must supply proof of entitlement to this privilege. Shares of the Fund acquired by reinvestment of dividends or distributions from any of the other Oppenheimer funds or from any unit investment trust for which reinvestment arrangements have been made with the Distributor may be exchanged at net asset value for shares of any of the Oppenheimer funds. The Fund may amend, suspend or terminate the exchange privilege at any time. Although the Fund may impose these changes at any time, it will provide you with notice of those changes whenever it is required to do so by applicable law. It may be required to provide 60 days notice prior to materially amending or terminating the exchange privilege. That 60 day notice is not required in extraordinary circumstances. |X| How Exchanges Affect Contingent Deferred Sales Charges. No contingent deferred sales charge is imposed on exchanges of shares of any class purchased subject to a contingent deferred sales charge. However, when Class A shares of the Fund acquired by exchange of Class A shares of other Oppenheimer funds purchased subject to a Class A contingent deferred sales charge are redeemed within 18 months of the end of the calendar month of the initial purchase of the exchanged Class A shares, the Class A contingent deferred sales charge is imposed on the redeemed shares. The Class B contingent deferred sales charge is imposed on Class B shares acquired by exchange if they are redeemed within 6 years of the initial purchase of the exchanged Class B shares. The Class C contingent deferred sales charge is imposed on Class C shares acquired by exchange if they are redeemed within 12 months of the initial purchase of the exchanged Class C shares. With respect to class N shares, a 1% contingent deferred sales charge will be imposed if the retirement plan (not including IRAs and 403(b) plans) is terminated or Class N shares of all Oppenheimer funds are terminated as an investment option of the plan and Class N shares are redeemed within 18 months after the plan's first purchase of Class N shares of any Oppenheimer fund or with respect to an individual retirement plan or 403(b) plan, Class N shares are redeemed within 18 months of the plan's first purchase of Class N shares of any Oppenheimer fund. When Class B, Class C or Class N shares are redeemed to effect an exchange, the priorities described in "How To Buy Shares" in the Prospectus for the imposition of the Class B, Class C and Class N contingent deferred sales charge will be followed in determining the order in which the shares are exchanged. Before exchanging shares, shareholders should take into account how the exchange may affect any contingent deferred sales charge that might be imposed in the subsequent redemption of remaining shares. Shareholders owning shares of more than one class must specify which class of shares they wish to exchange. |X| Limits on Multiple Exchange Orders. The Fund reserves the right to reject telephone or written exchange requests submitted in bulk by anyone on behalf of more than one account. The Fund may accept requests for exchanges of up to 50 accounts per day from representatives of authorized dealers that qualify for this privilege. |X| Telephone Exchange Requests. When exchanging shares by telephone, a shareholder must either have an existing account in the fund to which the exchange is to be made. Otherwise, the investor must obtain a Prospectus of that fund before the exchange request may be submitted. If all telephone lines are busy (which might occur, for example, during periods of substantial market fluctuations), shareholders might not be able to request exchanges by telephone and would have to submit written exchange requests. |X| Processing Exchange Requests. Shares to be exchanged are redeemed on the regular business day the Transfer Agent receives an exchange request in proper form (the "Redemption Date"). Normally, shares of the fund to be acquired are purchased on the Redemption Date, but such purchases may be delayed by either fund up to five business days if it determines that it would be disadvantaged by an immediate transfer of the redemption proceeds. The Fund reserves the right, in its discretion, to refuse any exchange request that may disadvantage it. For example, if the receipt of multiple exchange requests from a dealer might require the disposition of portfolio securities at a time or at a price that might be disadvantageous to the Fund, the Fund may refuse the request. When you exchange some or all of your shares from one fund to another, any special account feature such as an Asset Builder Plan or Automatic Withdrawal Plan, will be switched to the new fund account unless you tell the Transfer Agent not to do so. However, special redemption and exchange features such as Automatic Exchange Plans and Automatic Withdrawal Plans cannot be switched to an account in Oppenheimer Senior Floating Rate Fund. In connection with any exchange request, the number of shares exchanged may be less than the number requested if the exchange or the number requested would include shares subject to a restriction cited in the Prospectus or this Statement of Additional Information, or would include shares covered by a share certificate that is not tendered with the request. In those cases, only the shares available for exchange without restriction will be exchanged. The different Oppenheimer funds available for exchange have different investment objectives, policies and risks. A shareholder should assure that the fund selected is appropriate for his or her investment and should be aware of the tax consequences of an exchange. For federal income tax purposes, an exchange transaction is treated as a redemption of shares of one fund and a purchase of shares of another. "Reinvestment Privilege," above, discusses some of the tax consequences of reinvestment of redemption proceeds in such cases. The Fund, the Distributor, and the Transfer Agent are unable to provide investment, tax or legal advice to a shareholder in connection with an exchange request or any other investment transaction. Dividends, Capital Gains and Taxes Dividends and Distributions. The Fund has no fixed dividend rate for any of its share classes and there can be no assurance as to the payment of any dividends or the realization of any capital gains. The dividends and distributions paid by a class of shares will vary from time to time depending on market conditions, the composition of the Fund's portfolio, and expenses borne by the Fund or borne separately by a class. Dividends are calculated in the same manner, at the same time, and on the same day for each class of shares. However, dividends on Class B, Class C and Class N shares are expected to be lower than dividends on Class A and Class Y shares. That is because of the effect of the asset-based sales charge on Class B, Class C and Class N shares. Those dividends will also differ in amount as a consequence of any difference in the net asset values of the different classes. Dividends, distributions and proceeds of the redemption of Fund shares represented by checks returned to the Transfer Agent by the Postal Service as undeliverable will be invested in shares of Oppenheimer Money Market Fund, Inc. Reinvestment will be made as promptly as possible after the return of such checks to the Transfer Agent, to enable the investor to earn a return on otherwise idle funds. Unclaimed accounts may be subject to state escheatment laws, and the Fund and the Transfer Agent will not be liable to shareholders or their representatives for compliance with those laws in good faith. Tax Status of the Fund's Dividends and Distributions. The federal tax treatment of the Fund's dividends and capital gains distributions is briefly highlighted in the Prospectus. Special provisions of the Internal Revenue Code govern the eligibility of the Fund's dividends for the dividends-received deduction for corporate shareholders. Long-term capital gains distributions are not eligible for the deduction. The amount of dividends paid by the Fund that may qualify for the deduction is limited to the aggregate amount of qualifying dividends that the Fund derives from portfolio investments that the Fund has held for a minimum period, usually 46 days. A corporate shareholder will not be eligible for the deduction on dividends paid on Fund shares held for 45 days or less. To the extent the Fund's dividends are derived from gross income from option premiums, interest income or short-term gains from the sale of securities or dividends from foreign corporations, those dividends will not qualify for the deduction. Under the Internal Revenue Code, by December 31 each year, the Fund must distribute 98% of its taxable investment income earned from January 1 through December 31 of that year and 98% of its capital gains realized in the period from November 1 of the prior year through October 31 of the current year. If it does not, the Fund must pay an excise tax on the amounts not distributed. It is presently anticipated that the Fund will meet those requirements. However, the Board of Trustees and the Manager might determine in a particular year that it would be in the best interests of shareholders for the Fund not to make such distributions at the required levels and to pay the excise tax on the undistributed amounts. That would reduce the amount of income or capital gains available for distribution to shareholders. The Fund intends to qualify as a "regulated investment company" under the Internal Revenue Code (although it reserves the right not to qualify). That qualification enables the Fund to "pass through" its income and realized capital gains to shareholders without having to pay tax on them. This avoids a double tax on that income and capital gains, since shareholders normally will be taxed on the dividends and capital gains they receive from the Fund (unless the Fund's shares are held in a retirement account or the shareholder is otherwise exempt from tax). If the Fund qualifies as a "regulated investment company" under the Internal Revenue Code, it will not be liable for federal income taxes on amounts paid by it as dividends and distributions. The Fund qualified as a regulated investment company in its last fiscal year. The Internal Revenue Code contains a number of complex tests relating to qualification which the Fund might not meet in any particular year. If it did not so qualify, the Fund would be treated for tax purposes as an ordinary corporation and receive no tax deduction for payments made to shareholders. If prior distributions made by the Fund must be re-characterized as a non-taxable return of capital at the end of the fiscal year as a result of the effect of the Fund's investment policies, they will be identified as such in notices sent to shareholders. Dividend Reinvestment in Another Fund. Shareholders of the Fund may elect to reinvest all dividends and/or capital gains distributions in shares of the same class of any of the other Oppenheimer funds listed above. Reinvestment will be made without sales charge at the net asset value per share in effect at the close of business on the payable date of the dividend or distribution. To elect this option, the shareholder must notify the Transfer Agent in writing and must have an existing account in the fund selected for reinvestment. Otherwise the shareholder first must obtain a prospectus for that fund and an application from the Distributor to establish an account. Dividends and/or distributions from shares of certain other Oppenheimer funds (other than Oppenheimer Cash Reserves) may be invested in shares of this Fund on the same basis. Additional Information About the Fund The Distributor. The Fund's shares are sold through dealers, brokers and other financial institutions that have a sales agreement with OppenheimerFunds Distributor, Inc., a subsidiary of the Manager that acts as the Fund's Distributor. The Distributor also distributes shares of the other Oppenheimer funds and is sub-distributor for funds managed by a subsidiary of the Manager. The Transfer Agent. OppenheimerFunds Services, the Fund's Transfer Agent, is a division of the Manager. It is responsible for maintaining the Fund's shareholder registry and shareholder accounting records, and for paying dividends and distributions to shareholders. It also handles shareholder servicing and administrative functions. It serves as the Transfer Agent for an annual per account fee. It also acts as shareholder servicing agent for the other Oppenheimer funds. Shareholders should direct inquiries about their accounts to the Transfer Agent at the address and toll-free numbers shown on the back cover. The Custodian. The Bank of New York is the custodian of the Fund's assets. The custodian's responsibilities include safeguarding and controlling the Fund's portfolio securities, collecting income on the portfolio securities and handling the delivery of such securities to and from the Fund. It is the practice of the Fund to deal with the custodian in a manner uninfluenced by any banking relationship the custodian may have with the Manager and its affiliates. The Fund's cash balances with the custodian in excess of $100,000 are not protected by federal deposit insurance. Such uninsured balances at times may be substantial. Independent Auditors. Deloitte & Touche LLP are the independent auditors of the Fund. They audit the Fund's financial statements and perform other related audit services. They also act as auditors for the Manager, the Sub-Advisor and certain other funds advised by the Manager and its affiliates. PAGE> INDEPENDENT AUDITORS' REPORT -------------------------------------------------------------------------------- ================================================================================ THE BOARD OF TRUSTEES AND SHAREHOLDERS OF OPPENHEIMER REAL ASSET FUND: We have audited the accompanying statement of assets and liabilities of Oppenheimer Real Asset Fund, including the statement of investments, as of August 31, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2001, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion. In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Real Asset Fund as of August 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. DELOITTE & TOUCHE LLP Denver, Colorado September 24, 2001 34 OPPENHEIMER REAL ASSET FUND STATEMENT OF INVESTMENTS August 31, 2001 --------------------------------------------------------------------------------
                                                                         PRINCIPAL      MARKET VALUE
                                                                            AMOUNT        SEE NOTE 1
====================================================================================================

 ASSET-BACKED SECURITIES-- 15.7%
----------------------------------------------------------------------------------------------------
 Ameriquest Finance Trust II, Collateralized Mtg. Obligations,
 Series 2000-1, Cl. D, 8.50%, 5/15/30(1)                              $  1,919,694    $    1,863,904
----------------------------------------------------------------------------------------------------
 Ameriquest Finance Trust, Collateralized Mtg. Obligations,
 Series 2000-1, Cl. D1, 8.50%, 8/17/01(1)                                  934,864           918,797
----------------------------------------------------------------------------------------------------
 Nextcard Credit Card Master Note Trust, Credit Card Obligations,
 Series 2000-1A, Cl. C, 5.29%, 12/15/06(2)                               5,500,000         5,487,969
----------------------------------------------------------------------------------------------------
 MSF Funding LLC, Collateralized Mtg. Obligations,
 Series 2000-1, Cl. C, 11.143%, 7/25/07(1,2)                               750,224           750,224
----------------------------------------------------------------------------------------------------
 Ameriquest Finance Trust, Collateralized Mtg. Obligations,
 Series 1999-1, Cl. D, 9.75%, 3/25/29                                    2,849,866         2,740,325
----------------------------------------------------------------------------------------------------
 Amortizing Residential Collateral Trust, Mtg. Pass-Through
 Certificates, Trust 2000-BC1, Cl. B, 6.043%, 1/25/30(2)                 2,000,000         2,006,250
----------------------------------------------------------------------------------------------------
 LBFTC I, Home Equity Collateralized Mtg. Obligations,
 Series 2000-1A, Cl. D, 10%, 2/25/30(3)                                  2,200,155         2,171,966
----------------------------------------------------------------------------------------------------
 NC Finance Trust, Collateralized Mtg. Obligations,
 Series 1999-I, Cl. ECFD, 8.75%, 12/25/28                                1,199,179         1,097,249
----------------------------------------------------------------------------------------------------
 Ocwen Capital Trust I, Collateralized Mtg. Obligations,
 Series 1999-OAC, Cl. 1, 9.50%, 4/27/29                                  1,073,903           520,172
----------------------------------------------------------------------------------------------------
 Option One Mortgage Securities Corp. NIM Trust,
 Home Equity Mtg. Obligations:
 Series 1999-3, Cl. CTFS, 10.80%, 12/26/29                                 702,568           682,150
 Series 2000-2, Cl. CTFS, 10.81%, 5/26/30                                1,267,751         1,268,940
----------------------------------------------------------------------------------------------------
 Salomon Smith Barney Mutual Fund Fee Trust XIV,
 Asset-Backed Nts., Series 2000-14, Cl. 2, 8.61%, 9/30/08                4,484,097         4,489,702
                                                                                        ------------
 Total Asset-Backed Securities (Cost $24,659,067)                                         23,997,648

====================================================================================================
 MORTGAGE-BACKED OBLIGATIONS--92.3%
----------------------------------------------------------------------------------------------------
 GOVERNMENT AGENCY--79.4%
----------------------------------------------------------------------------------------------------
 FHLMC/FNMA/SPONSORED--79.4%
 Federal Home Loan Mortgage Corp., Interest-Only
 Stripped Mtg.-Backed Security:
 Series 192, Cl. IO, 15.033%, 2/1/28(4,5)                               27,883,963         5,831,670
 Series 202, Cl. IO, 5.045%, 4/1/29(5)                                  22,297,351         5,034,324
 Series 2047, Cl. PJ, 10.357%, 2/15/28(5)                               10,000,000         2,406,250
----------------------------------------------------------------------------------------------------
 Federal National Mortgage Assn.:
 6.50%, 9/1/28-10/25/28(6)                                              65,300,000        65,494,875
 7%, 9/25/31(6)                                                         29,500,000        30,154,605
----------------------------------------------------------------------------------------------------
 Federal National Mortgage Assn., Gtd. Real Estate Mtg.
 Investment Conduit Pass-Through Certificates,
 Interest-Only Stripped Mtg.-Backed Security:
 Trust 1993-23, Cl. PN, (4.506)%, 4/25/22(5)                             3,624,240           718,053
 Trust 1997-78, Cl. IC, 10.094%, 10/18/27(5)                            30,046,200         6,328,481
 Trust 2001-T3, Cl. IO, 34.068%, 2/25/29(1,5)                          109,768,495         2,298,278
 Trust 2001-T4, Cl. IO, 34.068%, 7/25/28(5)                            137,952,389         3,319,479
                                                                                        ------------
                                                                                         121,586,015
11 OPPENHEIMER REAL ASSET FUND STATEMENT OF INVESTMENTS Continued --------------------------------------------------------------------------------
                                                                        PRINCIPAL       MARKET VALUE
                                                                           AMOUNT         SEE NOTE 1
----------------------------------------------------------------------------------------------------

 GNMA/GUARANTEED--0.0%
 Government National Mortgage Assn., Interest-Only Stripped
 Mtg.-Backed Security, Series 1997-5, Cl. PJ, 0.605%, 5/20/22(5)      $    735,354    $       19,303
----------------------------------------------------------------------------------------------------
 PRIVATE--12.9%
----------------------------------------------------------------------------------------------------
 COMMERCIAL--5.0%
 Opryland Hotel Trust, Commercial Mtg. Obligations,
 Series 2001-OPRA, Cl. D, 5.56%, 4/1/04(1,2)                             2,700,000         2,705,062
----------------------------------------------------------------------------------------------------
 Principal Residential Mortgage Capital Resources,
 Collateralized Mtg. Obligations, Series 2001-2A, Cl. B, 5.31%,
 6/20/06(2,3)                                                            5,000,000         4,989,062
                                                                                        ------------
                                                                                           7,694,124

----------------------------------------------------------------------------------------------------
 RESIDENTIAL--7.9%
 Salomon Brothers Mortgage Securities VII, Inc., Commercial Mtg.
 Pass-Through Certificates, Series 1999-NC2, Cl. M3, 6.83%, 4/25/29(2)   5,000,000         5,075,000
----------------------------------------------------------------------------------------------------
 Structured Asset Securities Corp., Collateralized Mtg. Obligations,
 Mtg. Pass-Through Certificates:
 Series 1998-8, Cl. B, 4.88%, 8/25/28(2)                                 4,000,000         3,937,500
 Series 2001-1, Cl. A, 7.50%, 7/25/30(1)                                 3,034,251         3,009,598
                                                                                        ------------
                                                                                          12,022,098
                                                                                        ------------
 Total Mortgage-Backed Obligations (Cost $144,658,973)                                   141,321,540

====================================================================================================
 CORPORATE BONDS AND NOTES--6.2%
----------------------------------------------------------------------------------------------------
 Conectiv, Inc., 4.749% Nts., 6/13/02(2,3)                               3,000,000         3,000,765
----------------------------------------------------------------------------------------------------
 CSW Energy, Inc., 6.875% Sr. Nts., 10/1/01(3)                           1,500,000         1,502,590
----------------------------------------------------------------------------------------------------
 Dial Corp. (The), 5.89% Medium-Term Nts., Series A, 10/22/01(4)         5,000,000         5,002,905
                                                                                        ------------
 Total Corporate Bonds and Notes (Cost $9,490,382)                                         9,506,260

====================================================================================================
 STRUCTURED INSTRUMENTS--23.3%
----------------------------------------------------------------------------------------------------
 AIG International, Inc., Goldman Sachs Commodity Index
 Total Return Linked Nts.:
 3.693%, 8/1/02(7)                                                       3,000,000         2,938,519
 3.706%, 8/1/02(7)                                                       7,000,000         7,690,276
----------------------------------------------------------------------------------------------------
 Bank of America NA, Goldman Sachs Commodity Index
 Excess Return Linked Nts., 4%, 1/17/03(7)                               5,000,000         4,903,500
----------------------------------------------------------------------------------------------------
 Business Development Bank of Canada, Goldman Sachs
 Commodity Index Excess Return Linked Nts., 3.71%, 6/21/02(7)            6,000,000         4,585,800
----------------------------------------------------------------------------------------------------
 Cargill Financial Services Corp., Goldman Sachs
 Commodity Index Total Return Linked Nts.:
 3.85%, 7/15/02(7)                                                       3,600,000         3,767,730
 4.40%, 4/2/02(7)                                                        6,000,000         4,125,625
 6.665%, 9/21/01(7)                                                     15,000,000         7,590,051
                                                                                        ------------
 Total Structured Instruments (Cost $45,600,000)                                          35,601,501
12 OPPENHEIMER REAL ASSET FUND
                                                                                        MARKET VALUE
                                                 DATE        STRIKE    CONTRACTS        SEE NOTE 1
==================================================================================================

 OPTIONS PURCHASED--0.2%
--------------------------------------------------------------------------------------------------
 U.S. Treasury Nts. Futures, 5 yr.,
 11/23/01 Call                                  11/23/01      106%        200           $  178,125
--------------------------------------------------------------------------------------------------
 U.S. Treasury Nts. Futures, 10 yr.,
 12/19/01 Call                                  10/26/01      107%        200              178,125
                                                                                         ---------
 Total Options Purchased (Cost $346,375)                                                   356,250

                                                                        PRINCIPAL
                                                                           AMOUNT
==================================================================================================

 SHORT-TERM NOTES--3.3%
--------------------------------------------------------------------------------------------------
 Computer Sciences Corp., 3.78%, 12/27/01(2) (Cost $4,990,707)        $ 5,000,000        4,990,707

==================================================================================================
 REPURCHASE AGREEMENTS--20.1%
--------------------------------------------------------------------------------------------------
 Repurchase agreement with Deutsche Bank Securities, Inc., 3.62%, dated 8/31/01, to be repurchased at $30,802,384 on 9/4/01,
 collateralized by U.S. Treasury Bonds, 6.50%-8.125%,
 8/15/21-11/15/26, with a value of $31,508,690 (Cost $30,790,000)      30,790,000       30,790,000
--------------------------------------------------------------------------------------------------

 TOTAL INVESTMENTS, AT VALUE (COST $260,535,504)                            161.1%     246,563,906
--------------------------------------------------------------------------------------------------
 LIABILITIES IN EXCESS OF OTHER ASSETS                                      (61.1)     (93,521,090)
                                                                       ---------------------------
 NET ASSETS                                                                 100.0%    $153,042,816
                                                                       ===========================
FOOTNOTES TO STATEMENT OF INVESTMENTS 1. Identifies issues considered to be illiquid--See Note 7 of Notes to Financial Statements. 2. Represents the current interest rate for a variable or increasing rate security.

3. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $11,664,383 or 7.62% of the Fund’s net assets as of August 31, 2001.

4. Securities with an aggregate market value of $9,230,840 are held in collateralized accounts to cover initial margin requirements on open futures sales contracts. See Note 5 of Notes to Financial Statements.

5. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows.

6. When-issued security to be delivered and settled after August 31, 2001.

7. Security is linked to the Goldman Sachs Commodity Index. The index currently contains multiple commodities from the sectors of energy, metals and agricultural products. Individual components qualify for the inclusion in the index based on liquidity and are weighted by their respective world production quantities.

A sufficient amount of liquid assets has been designated to cover outstanding written put options, as follows:
                                  CONTRACTS   EXPIRATION  EXERCISE   PREMIUM   MARKET VALUE
                             SUBJECT TO PUT         DATE     PRICE  RECEIVED     SEE NOTE 1
-------------------------------------------------------------------------------------------

 Cotton, 12/6/01                        100      11/9/01       $38   $57,500        $62,500
SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS. 13 OPPENHEIMER REAL ASSET FUND STATEMENT OF ASSETS AND LIABILITIES August 31, 2001 --------------------------------------------------------------------------------
==================================================================================================

 ASSETS
--------------------------------------------------------------------------------------------------
 Investments, at value (including repurchase agreements of $30,790,000)
 (cost $260,535,504)--see accompanying statement                                    $ 246,563,906
--------------------------------------------------------------------------------------------------
 Cash                                                                                      24,124
--------------------------------------------------------------------------------------------------
 Receivables and other assets:
 Investments sold on a when-issued basis                                               20,018,715
 Interest and principal paydowns                                                        1,155,796
 Shares of beneficial interest sold                                                       680,843
 Daily variation on futures contracts                                                     341,571
 Other                                                                                      5,515
                                                                                    --------------
 Total assets                                                                         268,790,470

==================================================================================================
 LIABILITIES
--------------------------------------------------------------------------------------------------
 Options written, at value (premiums received $57,500)--see accompanying statement         62,500
--------------------------------------------------------------------------------------------------
 Payables and other liabilities:
 Investments purchased on a when-issued basis                                         115,149,836
 Shares of beneficial interest redeemed                                                   368,150
 Shareholder reports                                                                       69,788
 Distribution and service plan fees                                                        63,173
 Transfer and shareholder servicing agent fees                                              2,724
 Trustees' compensation                                                                     2,081
 Other                                                                                     29,402
                                                                                    --------------
 Total liabilities                                                                    115,747,654

==================================================================================================
 NET ASSETS                                                                          $153,042,816
                                                                                    ==============

==================================================================================================
 COMPOSITION OF NET ASSETS
--------------------------------------------------------------------------------------------------
 Paid-in capital                                                                    $ 172,338,171
--------------------------------------------------------------------------------------------------
 Undistributed (overdistributed) net investment income                                  2,219,532
--------------------------------------------------------------------------------------------------
 Accumulated net realized gain (loss) on investment transactions                       (7,131,926)
--------------------------------------------------------------------------------------------------
 Net unrealized appreciation (depreciation) on investments                            (14,382,961)
                                                                                    --------------
 NET ASSETS                                                                         $ 153,042,816
                                                                                    ==============
14 OPPENHEIMER REAL ASSET FUND
=============================================================================================
 NET ASSET VALUE PER SHARE
---------------------------------------------------------------------------------------------
 Class A Shares:
 Net asset value and redemption price per share (based on net assets of
 $117,330,942 and 16,919,302 shares of beneficial interest outstanding)                 $6.93
 Maximum offering price per share (net asset value plus sales charge
 of 5.75% of  offering price)                                                           $7.35
---------------------------------------------------------------------------------------------
 Class B Shares:
 Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $21,321,056
 and 3,065,999 shares of beneficial interest outstanding)                               $6.95
---------------------------------------------------------------------------------------------
 Class C Shares:
 Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $12,588,075
 and 1,816,880 shares of beneficial interest outstanding)                               $6.93
---------------------------------------------------------------------------------------------
 Class N Shares:
 Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $61,263
 and 8,768 shares of beneficial interest outstanding)                                   $6.99
---------------------------------------------------------------------------------------------
 Class Y Shares:
 Net asset value, redemption price and offering price per share (based on
 net assets of $1,741,480 and 250,955 shares of beneficial interest outstanding)        $6.94
SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS. 15 OPPENHEIMER REAL ASSET FUND STATEMENT OF OPERATIONS For the Year Ended August 31, 2001 --------------------------------------------------------------------------------
======================================================================================
INVESTMENT INCOME
--------------------------------------------------------------------------------------
Interest                                                                $ 13,247,119

======================================================================================
EXPENSES
--------------------------------------------------------------------------------------
Management fees                                                            1,824,013
--------------------------------------------------------------------------------------
Distribution and service plan fees:
Class A                                                                      345,346
Class B                                                                      262,843
Class C                                                                      161,676
Class N                                                                           34
--------------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees:
Class A                                                                      171,065
Class B                                                                       33,641
Class C                                                                       19,788
Class N                                                                           18
Class Y                                                                          218
--------------------------------------------------------------------------------------
Shareholder reports                                                          199,845
--------------------------------------------------------------------------------------
Custodian fees and expenses                                                   32,557
--------------------------------------------------------------------------------------
Trustees' compensation                                                         9,356
--------------------------------------------------------------------------------------
Other                                                                         35,592
                                                                        --------------
Total expenses                                                             3,095,992
Less reduction to custodian expenses                                         (13,234)
                                                                        --------------
Net expenses                                                               3,082,758

======================================================================================
NET INVESTMENT INCOME                                                     10,164,361

======================================================================================
REALIZED AND UNREALIZED GAIN (LOSS)
--------------------------------------------------------------------------------------
Net realized gain (loss) on:
Investments (including premiums on options exercised)                     22,520,932
Closing of futures contracts                                               1,144,026
Closing and expiration of option contracts written                            83,446
                                                                        --------------
Net realized gain (loss)                                                  23,748,404

--------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation) on investments      (50,903,958)
                                                                        --------------
Net realized and unrealized gain (loss)                                  (27,155,554)

======================================================================================
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                    $(16,991,193)
                                                                        ==============
SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS. 16 OPPENHEIMER REAL ASSET FUND STATEMENTS OF CHANGES IN NET ASSETS --------------------------------------------------------------------------------
YEAR ENDED AUGUST 31,                                                                   2001              2000
================================================================================================================

OPERATIONS
----------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                                    $ 10,164,361      $  7,594,643
----------------------------------------------------------------------------------------------------------------
Net realized gain (loss)                                                          23,748,404        33,066,038
----------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation)                             (50,903,958)       23,990,935
                                                                                --------------------------------
Net increase (decrease) in net assets resulting from operations                  (16,991,193)       64,651,616

================================================================================================================
DIVIDENDS AND/OR DISTRIBUTIONS TO SHAREHOLDERS
----------------------------------------------------------------------------------------------------------------
Dividends from net investment income:
Class A                                                                           (7,904,326)       (5,210,659)
Class B                                                                           (1,263,819)         (705,643)
Class C                                                                             (792,707)         (546,384)
Class N                                                                                  (23)               --
Class Y                                                                              (38,988)              (30)
----------------------------------------------------------------------------------------------------------------
Distributions from net realized gain:
Class A                                                                           (1,185,863)               --
Class B                                                                             (220,300)               --
Class C                                                                             (139,138)               --
Class N                                                                                   --                --
Class Y                                                                               (2,831)               --

================================================================================================================
BENEFICIAL INTEREST TRANSACTIONS
----------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A                                                                          (22,658,773)        7,426,376
Class B                                                                           (1,511,308)          760,344
Class C                                                                           (5,187,797)       (1,399,528)
Class N                                                                               60,934                --
Class Y                                                                            1,918,978                --

================================================================================================================
NET ASSETS
----------------------------------------------------------------------------------------------------------------
Total increase (decrease)                                                        (55,917,154)       64,976,092
----------------------------------------------------------------------------------------------------------------
Beginning of period                                                              208,959,970       143,983,878
                                                                                --------------------------------
End of period [including undistributed (overdistributed) net investment
income of $2,219,532 and $2,018,568, respectively]                              $153,042,816      $208,959,970
                                                                                ================================
SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS. 17 OPPENHEIMER REAL ASSET FUND FINANCIAL HIGHLIGHTS --------------------------------------------------------------------------------
CLASS A  YEAR ENDED AUGUST 31,                         2001          2000         1999          1998       1997(1)
======================================================================================================================

PER SHARE OPERATING DATA
----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                  $8.18         $5.74        $5.81        $10.31       $10.00
----------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                   .45(2)        .32          .20           .29          .09
Net realized and unrealized gain (loss)               (1.21)(2)      2.40          .09         (4.59)         .22
                                                      ----------------------------------------------------------------
Total income (loss) from investment operations         (.76)         2.72          .29         (4.30)         .31
----------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                   (.43)         (.28)        (.36)         (.20)          --
Distributions from net realized gain                   (.06)           --           --            --           --
                                                      ----------------------------------------------------------------
Total dividends and/or distributions
to shareholders                                        (.49)         (.28)        (.36)         (.20)          --
----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                        $6.93         $8.18        $5.74        $ 5.81       $10.31
                                                      ================================================================

======================================================================================================================
TOTAL RETURN, AT NET ASSET VALUE(3)                   (9.83)%       48.55%        6.50%       (42.43)%       3.10%
----------------------------------------------------------------------------------------------------------------------

======================================================================================================================
RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)           $117,331      $161,547     $109,328       $62,568      $37,687
----------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                  $139,631      $126,143     $ 66,106       $59,251      $18,361
----------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:(4)
Net investment income                                  5.73%(2)      4.81%        3.73%         4.59%        4.27%
Expenses                                               1.51%         1.50%        1.82%         1.66%(5)     1.74%(5)
----------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                 105%           93%          86%          105%          39%
1. For the period from March 31, 1997 (inception of offering) to August 31, 1997. 2. Without the adoption of the change in amortization method as discussed in Note 1 in the Notes to Financial Statements, these amounts would have been:
Net investment income                             Unchanged
Net realized and unrealized gain (loss)           Unchanged
Net investment income ratio                          $5.77%

3. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

4. Annualized for periods of less than one full year. 5. Expense ratio has been calculated without adjustment for the reduction to custodian expenses. SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS. 18 OPPENHEIMER REAL ASSET FUND
CLASS B  YEAR ENDED AUGUST 31,                         2001          2000         1999          1998       1997(1)
======================================================================================================================

PER SHARE OPERATING DATA
----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                  $8.20         $5.75        $5.76        $10.27       $10.00
----------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                   .40(2)        .27          .16           .28          .07
Net realized and unrealized gain (loss)               (1.22)(2)      2.40          .10         (4.62)         .20
                                                      ----------------------------------------------------------------
Total income (loss) from investment operations         (.82)         2.67          .26         (4.34)         .27
----------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                   (.37)         (.22)        (.27)         (.17)          --
Distributions from net realized gain                   (.06)           --           --            --           --
                                                      ----------------------------------------------------------------
Total dividends and/or distributions
to shareholders                                        (.43)         (.22)        (.27)         (.17)          --
----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                        $6.95         $8.20        $5.75        $ 5.76       $10.27
                                                      ================================================================

======================================================================================================================
TOTAL RETURN, AT NET ASSET VALUE(3)                  (10.49)%       47.44%        5.75%       (42.89)%       2.70%
----------------------------------------------------------------------------------------------------------------------

======================================================================================================================
RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)            $21,321       $27,156      $18,690       $17,357      $16,471
----------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                   $26,295       $21,416      $15,454       $22,659      $ 7,388
----------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:(4)
Net investment income                                  4.99%(2)      4.03%        2.95%         3.87%        3.35%
Expenses                                               2.27%         2.27%        2.58%         2.39%(5)     2.56%(5)
----------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                 105%           93%          86%          105%          39%
1. For the period from March 31, 1997 (inception of offering) to August 31, 1997. 2. Without the adoption of the change in amortization method as discussed in Note 1 in the Notes to Financial Statements, these amounts would have been:
Net investment income                             Unchanged
Net realized and unrealized gain (loss)           Unchanged
Net investment income ratio                          $5.03%

3. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

4. Annualized for periods of less than one full year. 5. Expense ratio has been calculated without adjustment for the reduction to custodian expenses. SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS. 19 OPPENHEIMER REAL ASSET FUND FINANCIAL HIGHLIGHTS Continued --------------------------------------------------------------------------------
CLASS C  YEAR ENDED AUGUST 31,                         2001          2000         1999          1998       1997(1)
======================================================================================================================

PER SHARE OPERATING DATA
----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                  $8.17        $ 5.73        $5.76        $10.26      $ 10.00
----------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                   .41(2)        .27          .15           .26          .08
Net realized and unrealized gain (loss)               (1.22)(2)      2.39          .11         (4.60)         .18
                                                      ----------------------------------------------------------------
Total income (loss) from investment operations         (.81)         2.66          .26         (4.34)         .26
----------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                   (.37)         (.22)        (.29)         (.16)          --
Distributions from net realized gain                   (.06)           --           --            --           --
                                                      ----------------------------------------------------------------
Total dividends and/or distributions
to shareholders                                        (.43)         (.22)        (.29)         (.16)          --
----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                        $6.93         $8.17        $5.73        $ 5.76       $10.26
                                                      ================================================================

======================================================================================================================
TOTAL RETURN, AT NET ASSET VALUE(3)                  (10.43)%       47.43%        5.68%       (42.87)%       2.60%
----------------------------------------------------------------------------------------------------------------------

======================================================================================================================
RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------------

Net assets, end of period (in thousands)            $12,588       $20,256      $15,965       $10,243      $10,616
----------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                   $16,165       $16,536      $10,477       $12,060      $ 5,599
----------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:(4)
Net investment income                                  4.95%(2)      4.03%        2.96%         3.87%        3.34%
Expenses                                               2.26%         2.27%        2.58%         2.38%5       2.56%(5)
----------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                 105%           93%          86%          105%          39%
1. For the period from March 31, 1997 (inception of offering) to August 31, 1997. 2. Without the adoption of the change in amortization method as discussed in Note 1 in the Notes to Financial Statements, these amounts would have been:
Net investment income                           Unchanged
Net realized and unrealized gain (loss)         Unchanged
Net investment income ratio                         4.99%

3. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

4. Annualized for periods of less than one full year. 5. Expense ratio has been calculated without adjustment for the reduction to custodian expenses. SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS. 20 OPPENHEIMER REAL ASSET FUND
                                                                                                     PERIOD ENDED
CLASS N                                                                                         AUGUST 31, 2001(1)
======================================================================================================================

PER SHARE OPERATING DATA
----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                                                        $7.67
----------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                                                                         .22(2)
Net realized and unrealized gain (loss)                                                                      (.73)(2)
                                                                                                            ----------
Total income (loss) from investment operations                                                               (.51)
----------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                                                                         (.17)
Distributions from net realized gain                                                                           --
                                                                                                            ----------
Total dividends and/or distributions to shareholders                                                         (.17)
----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                                              $6.99
                                                                                                            ==========

======================================================================================================================
TOTAL RETURN, AT NET ASSET VALUE(3)                                                                         (6.75)%
----------------------------------------------------------------------------------------------------------------------

======================================================================================================================
RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)                                                                      $61
----------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                                                                             $14
----------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:(4)
Net investment income                                                                                        5.95%(2)
Expenses                                                                                                     1.88%
----------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                                                       105%
1. For the period from March 1, 2001 (inception of offering) to August 31, 2001. 2. Without the adoption of the change in amortization method as discussed in Note 1 in the Notes to Financial Statements, these amounts would have been:
Net investment income                            Unchanged
Net realized and unrealized gain (loss)          Unchanged
Net investment income ratio                          5.99%

3. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

4. Annualized for periods of less than one full year. SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS. 21 OPPENHEIMER REAL ASSET FUND FINANCIAL HIGHLIGHTS Continued --------------------------------------------------------------------------------
CLASS Y  YEAR ENDED AUGUST 31,                         2001          2000         1999          1998       1997(1)
======================================================================================================================

PER SHARE OPERATING DATA
----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                  $8.16         $5.72        $5.81        $10.31       $10.00
----------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                   .25(2)        .36          .20           .42          .20
Net realized and unrealized gain (loss)                (.95)(2)      2.38          .10         (4.71)         .11
                                                      ----------------------------------------------------------------
Total income (loss) from investment operations         (.70)         2.74          .30         (4.29)         .31
----------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                   (.46)         (.30)        (.39)         (.21)          --
Distributions from net realized gain                   (.06)           --           --            --           --
                                                      ----------------------------------------------------------------
Total dividends and/or distributions
to shareholders                                        (.52)         (.30)        (.39)         (.21)          --
----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                        $6.94         $8.16        $5.72        $ 5.81       $10.31
                                                      ================================================================

======================================================================================================================
TOTAL RETURN, AT NET ASSET VALUE(3)                   (9.21)%       49.20%        6.77%       (42.38)%       3.10%
----------------------------------------------------------------------------------------------------------------------

======================================================================================================================
RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)             $1,741            $1           $1            $1           $1
----------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                     $ 868            $1           $1            $1           $1
----------------------------------------------------------------------------------------------------------------------
Ratios to average net assets(4)
Net investment income                                  6.46%(2)      5.28%        3.88%         4.84%        4.75%
Expenses                                               1.17%         1.09%        1.68%         1.40%(5)     1.57%(5)
----------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                 105%           93%          86%          105%          39%
1. For the period from March 31, 1997 (inception of offering) to August 31, 1997. 2. Without the adoption of the change in amortization method as discussed in Note 1 in the Notes to Financial Statements, these amounts would have been:
Net investment income                           Unchanged
Net realized and unrealized gain (loss)         Unchanged
Net investment income ratio                         6.50%

3. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

4. Annualized for periods of less than one full year. 5. Expense ratio has been calculated without adjustment for the reduction to custodian expenses. SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS. 22 OPPENHEIMER REAL ASSET FUND NOTES TO FINANCIAL STATEMENTS -------------------------------------------------------------------------------- ================================================================================ 1. SIGNIFICANT ACCOUNTING POLICIES

Oppenheimer Real Asset Fund (the Fund) is a non-diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund’s investment objective is to seek total return. The Fund’s investment advisor is OppenheimerFunds, Inc. (the Advisor). The Sub-Advisor is Oppenheimer Real Asset Management, Inc. (the Manager), a wholly owned subsidiary of the Advisor.

        The Fund offers Class A, Class B, Class C, Class N and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B, Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (CDSC). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. Class Y shares are sold to certain institutional investors without either a front-end sales charge or a CDSC. All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Classes A, B, C and N have separate distribution and/or service plans. No such plan has been adopted for Class Y shares. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------

SECURITIES VALUATION. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations, a portfolio pricing service authorized by the Board of Trustees, or at their fair value. Fair value is determined in good faith under consistently applied procedures under the supervision of the Board of Trustees. Short-term “money market type” debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).

--------------------------------------------------------------------------------

STRUCTURED NOTES. The Fund invests in commodity-linked structured notes whose market values and redemption prices are linked to commodity indices. The structured notes are leveraged, which increases the Fund’s exposure to changes in prices of the overall commodities’ markets and increases volatility of each note’s market value relative to the change in the underlying commodity prices. Fluctuations in value of these securities related to the commodity exposure are recorded as unrealized gains and losses in the accompanying financial statements. The Fund records a realized gain or loss when a structured note is sold or matures. As of August 31, 2001, the market value of these securities comprised 23.3% of the Fund’s net assets, and resulted in unrealized losses in the current period of $9,998,499. The Fund also hedges a portion of the commodity exposure generated by these securities, as discussed in Note 5.

23 OPPENHEIMER REAL ASSET FUND NOTES TO FINANCIAL STATEMENTS Continued -------------------------------------------------------------------------------- ================================================================================ 1. SIGNIFICANT ACCOUNTING POLICIES Continued

SECURITIES PURCHASED ON A WHEN-ISSUED OR FORWARD COMMITMENT BASIS. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis can take place a month or more after the trade date. Normally the settlement date occurs within six months after the trade date; however, the Fund may, from time to time, purchase securities whose settlement date extends beyond six months or more beyond the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The Fund maintains segregated assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a when-issued or forward commitment basis may increase the volatility of the Fund’s net asset value to the extent the Fund makes such purchases while remaining substantially fully invested. As of August 31, 2001, the Fund had entered into net outstanding when-issued or forward commitments of $95,131,121.

        In connection with its ability to purchase securities on a when-issued basis, the Fund may enter into mortgage dollar-rolls in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. The Fund records each dollar-roll as a sale and a new purchase transaction.

--------------------------------------------------------------------------------

REPURCHASE AGREEMENTS. The Fund requires its custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.

--------------------------------------------------------------------------------

ALLOCATION OF INCOME, EXPENSES, GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

24 OPPENHEIMER REAL ASSET FUND --------------------------------------------------------------------------------

FEDERAL TAXES. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required.

As of August 31, 2001, the Fund had available for federal income tax purposes unused capital loss carryovers as follows:

           EXPIRING
           ------------------------------

           2006                $7,316,667
           2009                   390,978
                               ----------
           Total               $7,707,645
                               ==========
-------------------------------------------------------------------------------- DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. --------------------------------------------------------------------------------

CLASSIFICATION OF DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because of paydown gains and losses and the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

        The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended August 31, 2001, amounts have been reclassified to reflect a decrease in paid-in capital of $1,548,132, an increase in undistributed net investment income of $36,466, and a decrease in accumulated net realized loss on investments of $1,511,666. Net assets of the Fund were unaffected by the reclassifications.

--------------------------------------------------------------------------------

INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.

25 OPPENHEIMER REAL ASSET FUND NOTES TO FINANCIAL STATEMENTS Continued -------------------------------------------------------------------------------- ================================================================================ 1. SIGNIFICANT ACCOUNTING POLICIES Continued SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. --------------------------------------------------------------------------------

OTHER. The Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. The Fund elected to begin amortizing premiums on debt securities effective January 1, 2001. Prior to this date, the Fund did not amortize premiums on debt securities. The cumulative effect of this accounting change had no impact on the total net assets of the Fund, but resulted in a $75,162 decrease to cost of securities and a corresponding $75,162 increase in net unrealized appreciation, based on securities held as of December 31, 2000. For the year ended August 31, 2001, interest income decreased by $81,234, net realized gain on investments decreased by $147,654, and the change in net unrealized depreciation on investments decreased by $228,888.

        The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

26 OPPENHEIMER REAL ASSET FUND ================================================================================ 2. SHARES OF BENEFICIAL INTEREST

The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                                YEAR ENDED AUGUST 31, 2001(1)        YEAR ENDED AUGUST 31, 2000
                                     SHARES           AMOUNT           SHARES            AMOUNT
-------------------------------------------------------------------------------------------------

CLASS A
Sold                              9,528,426    $  76,518,531       19,035,222     $ 129,097,589
Dividends and/or
distributions reinvested          1,030,050        8,173,734          719,045         4,755,772
Redeemed                        (13,380,818)    (107,351,038)     (19,055,621)     (126,426,985)
                                -----------------------------------------------------------------
Net increase (decrease)          (2,822,342)   $ (22,658,773)         698,646        $7,426,376
                                =================================================================

-------------------------------------------------------------------------------------------------
CLASS B
Sold                              1,532,071    $  12,423,916        1,604,800     $  10,848,818
Dividends and/or
distributions reinvested            164,157        1,305,679           92,937           614,759
Redeemed                         (1,940,655)     (15,240,903)      (1,636,924)      (10,703,233)
                                -----------------------------------------------------------------
Net increase (decrease)            (244,427)   $  (1,511,308)          60,813     $     760,344
                                =================================================================

-------------------------------------------------------------------------------------------------
CLASS C
Sold                                920,758    $   7,399,483        1,306,673     $   8,829,199
Dividends and/or
distributions reinvested            102,604          816,259           75,088           491,412
Redeemed                         (1,685,038)     (13,403,539)      (1,689,466)      (10,720,139)
                                -----------------------------------------------------------------
Net increase (decrease)            (661,676)   $  (5,187,797)        (307,705)    $  (1,399,528)
                                =================================================================

-------------------------------------------------------------------------------------------------
CLASS N
Sold                                  8,768    $      60,934               --     $          --
Dividends and/or
distributions reinvested                 --               --               --                --
Redeemed                                 --               --               --                --
                                -----------------------------------------------------------------
Net increase (decrease)               8,768    $      60,934               --     $          --
                                =================================================================

-------------------------------------------------------------------------------------------------
CLASS Y
Sold                                343,401    $   2,640,426               --     $          --
Dividends and/or
distributions reinvested                 --               --               --                --
Redeemed                            (92,546)        (721,448)              --                --
                                -----------------------------------------------------------------
Net increase (decrease)             250,855    $   1,918,978               --     $          --
                                =================================================================

1. For the year ended August 31, 2001, for Class A, B, C and Y shares and for the period from March 1, 2001 (inception of offering) to August 31, 2001, for Class N shares.

27 OPPENHEIMER REAL ASSET FUND NOTES TO FINANCIAL STATEMENTS Continued -------------------------------------------------------------------------------- ================================================================================ 3. PURCHASES AND SALES OF SECURITIES

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended August 31, 2001, were $194,959,423 and $154,581,050, respectively.

As of August 31, 2001, unrealized appreciation (depreciation) based on cost of securities for federal income tax purposes of $260,535,504 was:

          Gross unrealized appreciation                          $  1,841,536
          Gross unrealized depreciation                           (15,813,134)
                                                                 ------------
          Net unrealized appreciation (depreciation)             $(13,971,598)
                                                                 ============
================================================================================ 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

MANAGEMENT FEES. Management fees paid to the Advisor were in accordance with the investment advisory agreement with the Fund which provides for a fee of 1.00% of the first $200 million of average annual net assets, 0.90% of the next $200 million, 0.85% of the next $200 million, 0.80% of the next $200 million, and 0.75% of net assets in excess of $800 million. Under the sub-advisory agreement, the Advisor pays the Sub-Advisor the following annual fees: 0.50% of the first $200 million of average annual net assets, 0.45% of the next $200 million, 0.425% of the next $200 million, 0.40% of the next $200 million, and 0.375% of the net assets in excess of $800 million. The Fund’s management fee for the year ended August 31, 2001, was an annualized rate of 1.00%.

--------------------------------------------------------------------------------

TRANSFER AGENT FEES. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS an agreed upon per account fee.

--------------------------------------------------------------------------------

DISTRIBUTION AND SERVICE PLAN FEES. Under its General Distributor’s Agreement with the Manager, the Distributor acts as the Fund’s principal underwriter in the continuous public offering of the different classes of shares of the Fund.

The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is shown in the table below for the period indicated.
                     AGGREGATE        CLASS A     COMMISSIONS     COMMISSIONS     COMMISSIONS     COMMISSIONS
                     FRONT-END      FRONT-END      ON CLASS A      ON CLASS B      ON CLASS C      ON CLASS N
                 SALES CHARGES  SALES CHARGES          SHARES          SHARES          SHARES          SHARES
                    ON CLASS A    RETAINED BY     ADVANCED BY     ADVANCED BY     ADVANCED BY     ADVANCED BY
YEAR ENDED              SHARES    DISTRIBUTOR  DISTRIBUTOR(1)  DISTRIBUTOR(1)  DISTRIBUTOR(1)  DISTRIBUTOR(1)
--------------------------------------------------------------------------------------------------------------

August 31, 2001    $295,909        $79,544          $7,455        $244,824         $37,796            $604

1. The Distributor advances commission payments to dealers for certain sales of Class A shares and for sales of Class B, Class C and Class N shares from its own resources at the time of sale.

                             CLASS A              CLASS B              CLASS C              CLASS N
                 CONTINGENT DEFERRED  CONTINGENT DEFERRED  CONTINGENT DEFERRED  CONTINGENT DEFERRED
                       SALES CHARGES        SALES CHARGES        SALES CHARGES        SALES CHARGES
                         RETAINED BY          RETAINED BY          RETAINED BY          RETAINED BY
YEAR ENDED               DISTRIBUTOR          DISTRIBUTOR          DISTRIBUTOR          DISTRIBUTOR
----------------------------------------------------------------------------------------------------

August 31, 2001                  $24             $137,986              $11,358                  $--
28 OPPENHEIMER REAL ASSET FUND

        The Fund has adopted a Service Plan for Class A shares and Distribution and Service Plans for Class B, Class C and Class N shares under Rule 12b-1 of the Investment Company Act. Under those plans the Fund pays the Distributor for all or a portion of its costs incurred in connection with the distribution and/or servicing of the shares of the particular class.

--------------------------------------------------------------------------------

CLASS A SERVICE PLAN FEES. Under the Class A service plan, the Distributor currently uses the fees it receives from the Fund to pay brokers, dealers and other financial institutions. The Class A service plan permits reimbursements to the Distributor at a rate of up to 0.25% of average annual net assets of Class A shares purchased. The Distributor makes payments to plan recipients quarterly at an annual rate not to exceed 0.25% of the average annual net assets consisting of Class A shares of the Fund. For the year ended August 31, 2001, payments under the Class A plan totaled $345,346, all of which were paid by the Distributor to recipients, and included $6,235 paid to an affiliate of the Manager. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years.

--------------------------------------------------------------------------------

CLASS B, CLASS C AND CLASS N DISTRIBUTION AND SERVICE PLAN FEES. Under each plan, service fees and distribution fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. The Class B, Class C and Class N plans provide for the Distributor to be compensated at a flat rate, whether the Distributor’s distribution expenses are more or less than the amounts paid by the Fund under the plan during the period for which the fee is paid.

        The Distributor retains the asset-based sales charge on Class B shares. The Distributor retains the asset-based sales charge on Class C shares during the first year the shares are outstanding. The Distributor retains the asset-based sales charge on Class N shares. The asset-based sales charges on Class B, Class C and Class N shares allow investors to buy shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell those shares.

        The Distributor’s actual expenses in selling Class B, Class C and Class N shares may be more than the payments it receives from the contingent deferred sales charges collected on redeemed shares and asset-based sales charges from the Fund under the plans. If any plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to the Distributor for distributing shares before the plan was terminated. The plans allow for the carryforward of distribution expenses, to be recovered from asset-based sales charges in subsequent fiscal periods.

29 OPPENHEIMER REAL ASSET FUND NOTES TO FINANCIAL STATEMENTS Continued -------------------------------------------------------------------------------- ================================================================================ 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES Continued Distribution fees paid to the Distributor for the year ended August 31, 2001, were as follows:
                                                                                    DISTRIBUTOR'S
                                                                  DISTRIBUTOR'S         AGGREGATE
                                                                      AGGREGATE      UNREIMBURSED
                                                                   UNREIMBURSED     EXPENSES AS %
                             TOTAL PAYMENTS    AMOUNT RETAINED         EXPENSES     OF NET ASSETS
                                 UNDER PLAN     BY DISTRIBUTOR       UNDER PLAN          OF CLASS
--------------------------------------------------------------------------------------------------

Class B Plan                       $262,843           $215,579       $1,437,876              6.74%
Class C Plan                        161,676             40,496          133,684              1.06
Class N Plan                             34                 19               --                --
================================================================================ 5. FUTURES AND FORWARD CONTRACTS

A futures or forward contract is a commitment to buy or sell a specific amount of a commodity or financial instrument at a particular price on a stipulated future date at a negotiated price. Futures contracts are traded on a commodity exchange and forward contracts trade over-the-counter. The Fund may buy and sell futures and forward contracts that relate to broadly based securities indices “financial futures,” debt securities “interest rate futures” and various commodities “commodity index futures” inherent in the Fund’s holdings of structured notes. The Fund may also buy or write put or call options on these contracts.

        The Fund generally sells these contracts to hedge against increases in interest rates, decreases in market value of portfolio securities or decreases in commodity prices and the resulting negative effect on the value of fixed rate portfolio securities. The Fund may also purchase contracts without owning the underlying fixed income security as an efficient or cost effective means to gain exposure to changes in interest rates or commodity prices. The Fund will then either purchase the underlying fixed income security or close the contract.

        Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the futures contract closes or expires.

        Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. The Statement of Assets and Liabilities reflects a receivable or payable for the daily mark to market for variation margin. Realized gains and losses are reported on the Statement of Operations as closing and expiration of futures contracts.

30 OPPENHEIMER REAL ASSET FUND

        Forward contracts settle in cash upon close of the contract or on contract expiration date. Forward contracts held until expiration must be settled by delivery of the commodity. Generally, the Fund will enter into a swap with a counterparty, whereby each agrees to sell each other a commodity, but delivery is not required upon expiration of the contract.

        Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

As of August 31, 2001, the Fund had outstanding futures contracts as follows:

                                                                                          UNREALIZED
                                         EXPIRATION   NUMBER OF    VALUATION AS OF      APPRECIATION
CONTRACT DESCRIPTION                          DATES   CONTRACTS    AUGUST 31, 2001     (DEPRECIATION)
-------------------------------------------------------------------------------------------------------

CONTRACTS TO PURCHASE
COMMODITIES
Agriculture
Corn                                       12/14/01          111        $1,288,988         $  48,713
Cotton                                      12/6/01           14           272,790           (47,810)
Soybean                                    11/14/01           24           583,200            20,375
Wheat                                      12/14/01          112         1,618,400           (58,488)
Energy
Brent Crude Oil                            10/16/01          100         2,645,000            28,400
Crude Oil                                   9/20/01          300         8,160,000            27,640
Gas Oil                                    10/11/01           45         1,047,375            27,000
Heating Oil                                10/31/01           62         2,025,652             9,484
Natural Gas                                 9/26/01           67         1,594,600          (433,950)
Unleaded Gas                                9/28/01           47         1,552,551            (7,938)
Livestock
Lean Hogs                         10/15/01-12/14/01           34           781,210             4,450
Live Cattle                                12/31/01           32           954,880             2,560
Live Cattle                                10/31/01           31           907,060           (24,080)
Industrial Metals
Copper                                     12/27/01           20           343,500           (30,000)
London Metal Exchange Aluminum             10/16/01           20           699,000            (2,000)
Precious Metals
Gold 100 oz.                               12/27/01           12           331,800             8,400
Softs
Orange Juice                                11/8/01            8            94,680              (480)
Sugar #11                                   9/28/01           56           496,115           (38,707)

GOVERNMENTS
U.S. Long Bond                             12/19/01           55         5,792,188             8,594
U.S. Treasury Nts., 5 yr.                  12/19/01          178        18,856,875            54,234
                                                                                           -----------
                                                                                            (403,603)
                                                                                           -----------
CONTRACTS TO SELL
COMMODITIES
Energy
Crude Oil                                  10/22/01            6           164,100            (2,760)
                                                                                           -----------
                                                                                           $(406,363)
                                                                                           ===========
31 OPPENHEIMER REAL ASSET FUND NOTES TO FINANCIAL STATEMENTS Continued -------------------------------------------------------------------------------- ================================================================================ 6. OPTION ACTIVITY

The Fund may buy and sell put and call options, or write put and covered call options on portfolio securities in order to produce incremental earnings or protect against changes in the value of portfolio securities.

        The Fund generally purchases put options or writes covered call options to hedge against adverse movements in the value of portfolio holdings. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.

        Options are valued daily based upon the last sale price on the principal exchange on which the option is traded and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss upon the expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.

        Securities designated to cover outstanding call options are noted in the Statement of Investments where applicable. Shares subject to call, expiration date, exercise price, premium received and market value are detailed in a note to the Statement of Investments. Options written are reported as a liability in the Statement of Assets and Liabilities. Realized gains and losses are reported in the Statement of Operations.

        The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

Written option activity for the year ended August 31, 2001, was as follows:

                                              CALL OPTIONS                           PUT OPTIONS
--------------------------------------------------------------------------------------------------
                                  NUMBER OF                          NUMBER OF
                                 CONTRACTS/      AMOUNT OF          CONTRACTS/         AMOUNT OF
                           PRINCIPAL (000s)       PREMIUMS    PRINCIPAL (000s)          PREMIUMS
--------------------------------------------------------------------------------------------------

Options outstanding at
August 31, 2000                         100      $  64,200                 100         $  45,300
Options written                      40,197        297,046               2,425           659,475
Options closed or expired           (40,197)      (297,046)             (1,970)         (545,200)
Options exercised                      (100)       (64,200)               (455)         (102,075)
                           -----------------------------------------------------------------------
Options outstanding at
August 31, 2001                          --      $      --                 100         $  57,500
                           =======================================================================
32 OPPENHEIMER REAL ASSET FUND ================================================================================ 7. ILLIQUID SECURITIES

As of August 31, 2001, investments in securities included issues that are illiquid. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 15% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. The aggregate value of illiquid securities subject to this limitation as of August 31, 2001, was $11,545,863, which represents 7.54% of the Fund’s net assets.

================================================================================ 8. BANK BORROWINGS

The Fund may borrow from a bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.45%. Borrowings are payable 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.08% per annum.

The Fund had no borrowings outstanding during the year ended or at August 31, 2001. 33 OPPENHEIMER REAL ASSET FUND C-5 Appendix A RATINGS DEFINITIONS

Below are summaries of the rating definitions used by the nationally-recognized rating agencies listed below. Those ratings represent the opinion of the agency as to the credit quality of issues that they rate. The summaries below are based upon publicly-available information provided by the rating organizations.

Moody's Investors Service, Inc. ---------------------------------------------------------------------------------------------------------------------- Long-Term (Taxable) Bond Ratings

Aaa: Bonds rated “Aaa” are judged to be the best quality. They carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, the changes that can be expected are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds rated “Aa” are judged to be of high quality by all standards. Together with the “Aaa” group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as with “Aaa” securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than that of “Aaa” securities.

A: Bonds rated “A” possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa: Bonds rated “Baa” are considered medium-grade obligations; that is, they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and have speculative characteristics as well.

Ba: Bonds rated “Ba” are judged to have speculative elements. Their future cannot be considered well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds rated “B” generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest. Ca: Bonds rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings. C: Bonds rated "C" are the lowest class of rated bonds and can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Con. (...): Bonds for which the security depends on the completion of some act or the fulfillment of some condition are rated conditionally. These bonds are secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals that begin when facilities are completed, or (d) payments to which some other limiting condition attaches. The parenthetical rating denotes probable credit stature upon completion of construction or elimination of the basis of the condition.

Moody’s applies numerical modifiers 1, 2, and 3 in each generic rating classification from “Aa” through “Caa.” The modifier “1” indicates that the obligation ranks in the higher end of its generic rating category; the modifier “2" indicates a mid-range ranking; and the modifier “3” indicates a ranking in the lower end of that generic rating category. Advanced refunded issues that are secured by certain assets are identified with a # symbol.

Short-Term Ratings - Taxable Debt These ratings apply to the ability of issuers to honor senior debt obligations having an original maturity not exceeding one year: Prime-1: Issuer has a superior ability for repayment of senior short-term debt obligations.

Prime-2: Issuer has a strong ability for repayment of senior short-term debt obligations. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3: Issuer has an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime: Issuer does not fall within any Prime rating category. Standard & Poor's Rating Services ---------------------------------------------------------------------------------------------------------------------- Long-Term Credit Ratings AAA: Bonds rated "AAA" have the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong. AA: Bonds rated "AA" differ from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: Bonds rated “A” are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB: Bonds rated “BBB” exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C

Bonds rated “BB”, “B”, “CCC”, “CC” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation, and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: Bonds rated “BB” are less vulnerable to nonpayment than other speculative issues. However, these face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B: Bonds rated “B” are more vulnerable to nonpayment than obligations rated “BB”, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC: Bonds rated “CCC” are currently vulnerable to nonpayment, and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: Bonds rated "CC" are currently highly vulnerable to nonpayment.

C: A subordinated debt or preferred stock obligation rated “C” is currently highly vulnerable to nonpayment. The “C” rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued. A “C” also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D: Bonds rated “D” are in default. Payments on the obligation are not being made on the date due even if the applicable grace period has not expired, unless Standard and Poor’s believes that such payments will be made during such grace period. The “D” rating will also be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

The ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories. The "r" symbol is attached to the ratings of instruments with significant noncredit risks. Short-Term Issue Credit Ratings

A-1: Obligation is rated in the highest category. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, a plus (+) sign designation indicates the obligor’s capacity to meet its financial obligation is extremely strong.

A-2: Obligation is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3: Obligation exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: Obligation is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation. However, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

C: Obligation is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: Obligation is in payment default. Payments on the obligation have not been made on the due date even if the applicable grace period has not expired, unless Standard and Poor’s believes that such payments will be made during such grace period. The “D” rating will also be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Fitch, Inc. ---------------------------------------------------------------------------------------------------------------------- International Long-Term Credit Ratings Investment Grade: AAA: Highest Credit Quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in the case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events. AA: Very High Credit Quality. "AA" ratings denote a very low expectation of credit risk. They indicate a very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events. A: High Credit Quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings. BBB: Good Credit Quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category. Speculative Grade: BB: Speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time. However, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade. B: Highly Speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met. However, capacity for continued payment is contingent upon a sustained, favorable business and economic environment. CCC, CC C: High Default Risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default.

DDD, DD, and D: Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. “DDD” obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. “DD” indicates potential recoveries in the range of 50%-90%, and “D” the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some or all of their obligations. Entities rated “DDD” have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated “DD” and “D” are generally undergoing a formal reorganization or liquidation process; those rated “DD” are likely to satisfy a higher portion of their outstanding obligations, while entities rated “D” have a poor prospect for repaying all obligations.

Plus (+) and minus (-) signs may be appended to a rating symbol to denote relative status within the major rating categories. Plus and minus signs are not added to the “AAA” category or to categories below “CCC,” nor to short-term ratings other than “F1” (see below).

International Short-Term Credit Ratings F1: Highest credit quality. Strongest capacity for timely payment of financial commitments. May have an added "+" to denote any exceptionally strong credit feature. F2: Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of higher ratings. F3: Fair credit quality. Capacity for timely payment of financial commitments is adequate. However, near-term adverse changes could result in a reduction to non-investment grade. B: Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions. C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment. D: Default. Denotes actual or imminent payment default. A-1 Appendix B ---------------------------------------------------------------------------------------------------------------------- Industry Classification ---------------------------------------------------------------------------------------------------------------------- B-2 Aerospace/Defense Agribusiness Air Transportation Asset-Backed Auto Parts and Equipment Automotive Bank Holding Companies Banks National Commercial Banks; Federal Reserve Charter State Commercial Banks, OCC Charter State Commercial Banks Commercial Banks, NEC Functions Related to Depository Banking, NEC Foreign Commercial Banks Foreign National Banks Beverages Broadcasting Broker-Dealers Investment Advice Security & Commodity Brokers, Dealers, Exchanges & Services Security Brokers, Dealers & Flotation Cos. Commodity Brokers, Dealers, Exchange & Services Building Materials Cable Television Chemicals Commercial Finance Short-Term Business Credit Institutions Miscellaneous Business Credit Institutions Foreign-Sponsored Credit Institutions Finance Services Communication Equipment Computer Hardware Computer Software Conglomerates Consumer Finance Federal & Federally-Sponsored Credit Agencies Personal Credit Institutions Consumer Services Containers Convenience Stores Department Stores Diversified Financial Diversified Media Drug Wholesalers Durable Household Goods Education Electric Utilities Electrical Equipment Electronics Energy Services Entertainment/Film Environmental Food Food and Drug Retailers Gas Utilities Gas Transmission Utilities Health Care/Drugs Health Care/Supplies & Services Homebuilders/Real Estate Mortgage Bankers & Correspondence Hotel/Gaming Industrial Services Information Technology Insurance Life Insurance Accident & Health Insurance Fire, Marine & Casualty Insurance Insurance Agents, Brokers & Services Insurance Carriers, NEC Leasing & Factoring Leisure Manufacturing Metals/Mining Gold & Silver Ores Gold Silver Miscellaneous Metal Ores Crude Petroleum Natural Gas Drilling Oil and Gas Wells Nondurable Household Goods Office Equipment Oil and Gas Field Exploration Services Oil - Domestic Oil - International Paper Photography Publishing Railroads & Truckers Restaurants Savings & Loans Savings Institution, Federally Chartered Savings Institutions, Not Federally Chartered Shipping Special Purpose Financial Specialty Printing Specialty Retailing Steel Telecommunications - Long Distance Telephone - Utility Textile, Apparel & Home Furnishings Tobacco Trucks and Parts Wireless Services C-11 Appendix C OppenheimerFunds Special Sales Charge Arrangements and Waivers --------------------------------------------------------------

In certain cases, the initial sales charge that applies to purchases of Class A shares3 of the Oppenheimer funds or the contingent deferred sales charge that may apply to Class A, Class B or Class C shares may be waived.4 That is because of the economies of sales efforts realized by OppenheimerFunds Distributor, Inc., (referred to in this document as the “Distributor”), or by dealers or other financial institutions that offer those shares to certain classes of investors.

Not all waivers apply to all funds. For example, waivers relating to Retirement Plans do not apply to Oppenheimer municipal funds, because shares of those funds are not available for purchase by or on behalf of retirement plans. Other waivers apply only to shareholders of certain funds.

For the purposes of some of the waivers described below and in the Prospectus and Statement of Additional Information of the applicable Oppenheimer funds, the term “Retirement Plan” refers to the following types of plans:

1) plans qualified under Sections 401(a) or 401(k) of the Internal Revenue Code, 2) non-qualified deferred compensation plans, 3) employee benefit plans5 4) Group Retirement Plans6 5) 403(b)(7) custodial plan accounts 6) Individual Retirement Accounts ("IRAs"), including traditional IRAs, Roth IRAs, SEP-IRAs, SARSEPs or SIMPLE plans

The interpretation of these provisions as to the applicability of a special arrangement or waiver in a particular case is in the sole discretion of the Distributor or the transfer agent (referred to in this document as the “Transfer Agent”) of the particular Oppenheimer fund. These waivers and special arrangements may be amended or terminated at any time by a particular fund, the Distributor, and/or OppenheimerFunds, Inc. (referred to in this document as the “Manager”).

Waivers that apply at the time shares are redeemed must be requested by the shareholder and/or dealer in the redemption request. I. Applicability of Class A Contingent Deferred Sales Charges in Certain Cases ----------------------------------------------------------------------------------------------------------------------

Purchases of Class A Shares of Oppenheimer Funds That Are Not Subject to Initial Sales Charge but May Be Subject to the Class A Contingent Deferred Sales Charge (unless a waiver applies).

There is no initial sales charge on purchases of Class A shares of any of the Oppenheimer funds in the cases listed below. However, these purchases may be subject to the Class A contingent deferred sales charge if redeemed within 18 months (24 months in the case of Oppenheimer Rochester National Municipals and Rochester Fund Municipals) of the beginning of the calendar month of their purchase, as described in the Prospectus (unless a waiver described elsewhere in this Appendix applies to the redemption). Additionally, on shares purchased under these waivers that are subject to the Class A contingent deferred sales charge, the Distributor will pay the applicable concession described in the Prospectus under "Class A Contingent Deferred Sales Charge."7 This waiver provision applies to: |_| Purchases of Class A shares aggregating $1 million or more.

        |_| Purchases of Class A shares by a Retirement Plan that was permitted to purchase such shares at net asset value but subject to a contingent deferred sales charge prior to March 1, 2001. That included plans (other than IRA or 403(b)(7) Custodial Plans) that: 1) bought shares costing $500,000 or more, 2) had at the time of purchase 100 or more eligible employees or total plan assets of $500,000 or more, or 3) certified to the Distributor that it projects to have annual plan purchases of $200,000 or more.

|_| Purchases by an OppenheimerFunds-sponsored Rollover IRA, if the purchases are made:

1) through a broker, dealer, bank or registered investment adviser that has made special arrangements with the Distributor for those purchases, or

2) by a direct rollover of a distribution from a qualified Retirement Plan if the administrator of that Plan has made special arrangements with the Distributor for those purchases.

|_| Purchases of Class A shares by Retirement Plans that have any of the following record-keeping arrangements: 1) The record keeping is performed by Merrill Lynch Pierce Fenner & Smith, Inc. ("Merrill Lynch") on
a daily valuation basis for the Retirement Plan. On the date the plan sponsor signs the record-keeping service agreement with Merrill Lynch, the Plan must have $3 million or more of its assets invested in (a) mutual funds, other than those advised or managed by Merrill Lynch Investment Management, L.P. (“MLIM”), that are made available under a Service Agreement between Merrill Lynch and the mutual fund’s principal underwriter or distributor, and (b) funds advised or managed by MLIM (the funds described in (a) and (b) are referred to as “Applicable Investments”).

2) The record keeping for the Retirement Plan is performed on a daily valuation basis by a record keeper whose services are provided under a contract or arrangement between the Retirement Plan and Merrill Lynch. On the date the plan sponsor signs the record keeping service agreement with Merrill Lynch, the Plan must have $3 million or more of its assets (excluding assets invested in money market funds) invested in Applicable Investments.

3) The record keeping for a Retirement Plan is handled under a service agreement with Merrill Lynch and on the date the plan sponsor signs that agreement, the Plan has 500 or more eligible employees (as determined by the Merrill Lynch plan conversion manager).

        |_| Purchases by a Retirement Plan whose record keeper had a cost-allocation agreement with the Transfer Agent on or before March 1, 2001.

II. Waivers of Class A Sales Charges of Oppenheimer Funds ---------------------------------------------------------------------------------------------------------------------- A. Waivers of Initial and Contingent Deferred Sales Charges for Certain Purchasers.

Class A shares purchased by the following investors are not subject to any Class A sales charges (and no concessions are paid by the Distributor on such purchases): |_| The Manager or its affiliates.

        |_| Present or former officers, directors, trustees and employees (and their “immediate families”) of the Fund, the Manager and its affiliates, and retirement plans established by them for their employees. The term “immediate family” refers to one’s spouse, children, grandchildren, grandparents, parents, parents-in-law, brothers and sisters, sons- and daughters-in-law, a sibling’s spouse, a spouse’s siblings, aunts, uncles, nieces and nephews; relatives by virtue of a remarriage (step-children, step-parents, etc.) are included.

        |_| Registered management investment companies, or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose.

        |_| Dealers or brokers that have a sales agreement with the Distributor, if they purchase shares for their own accounts or for retirement plans for their employees.

        |_| Employees and registered representatives (and their spouses) of dealers or brokers described above or financial institutions that have entered into sales arrangements with such dealers or brokers (and which are identified as such to the Distributor) or with the Distributor. The purchaser must certify to the Distributor at the time of purchase that the purchase is for the purchaser’s own account (or for the benefit of such employee’s spouse or minor children).

        |_| Dealers, brokers, banks or registered investment advisors that have entered into an agreement with the Distributor providing specifically for the use of shares of the Fund in particular investment products made available to their clients. Those clients may be charged a transaction fee by their dealer, broker, bank or advisor for the purchase or sale of Fund shares.

        |_| Investment advisors and financial planners who have entered into an agreement for this purpose with the Distributor and who charge an advisory, consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients.

        |_| “Rabbi trusts” that buy shares for their own accounts, if the purchases are made through a broker or agent or other financial intermediary that has made special arrangements with the Distributor for those purchases.

        |_| Clients of investment advisors or financial planners (that have entered into an agreement for this purpose with the Distributor) who buy shares for their own accounts may also purchase shares without sales charge but only if their accounts are linked to a master account of their investment advisor or financial planner on the books and records of the broker, agent or financial intermediary with which the Distributor has made such special arrangements . Each of these investors may be charged a fee by the broker, agent or financial intermediary for purchasing shares.

        |_| Directors, trustees, officers or full-time employees of OpCap Advisors or its affiliates, their relatives or any trust, pension, profit sharing or other benefit plan which beneficially owns shares for those persons.

        |_| Accounts for which Oppenheimer Capital (or its successor) is the investment advisor (the Distributor must be advised of this arrangement) and persons who are directors or trustees of the company or trust which is the beneficial owner of such accounts.

|_| A unit investment trust that has entered into an appropriate agreement with the Distributor. |_| Dealers, brokers, banks, or registered investment advisers that have entered into an agreement with the

Distributor to sell shares to defined contribution employee retirement plans for which the dealer, broker or investment adviser provides administration services.

|-|
Retirement Plans and deferred compensation plans and trusts used to fund those plans (including, for example, plans qualified or created under sections 401(a), 401(k), 403(b) or 457 of the Internal Revenue Code), in each case if those purchases are made through a broker, agent or other financial intermediary that has made special arrangements with the Distributor for those purchases.

        |_| A TRAC-2000 401(k) plan (sponsored by the former Quest for Value Advisors) whose Class B or Class C shares of a Former Quest for Value Fund were exchanged for Class A shares of that Fund due to the termination of the Class B and Class C TRAC-2000 program on November 24, 1995.

        |_| A qualified Retirement Plan that had agreed with the former Quest for Value Advisors to purchase shares of any of the Former Quest for Value Funds at net asset value, with such shares to be held through DCXchange, a sub-transfer agency mutual fund clearinghouse, if that arrangement was consummated and share purchases commenced by December 31, 1996.

B. Waivers of Initial and Contingent Deferred Sales Charges in Certain Transactions.

Class A shares issued or purchased in the following transactions are not subject to sales charges (and no concessions are paid by the Distributor on such purchases): |_| Shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the Fund is a party.

        |_| Shares purchased by the reinvestment of dividends or other distributions reinvested from the Fund or other Oppenheimer funds (other than Oppenheimer Cash Reserves) or unit investment trusts for which reinvestment arrangements have been made with the Distributor.

        |_| Shares purchased through a broker-dealer that has entered into a special agreement with the Distributor to allow the broker’s customers to purchase and pay for shares of Oppenheimer funds using the proceeds of shares redeemed in the prior 30 days from a mutual fund (other than a fund managed by the Manager or any of its subsidiaries) on which an initial sales charge or contingent deferred sales charge was paid. This waiver also applies to shares purchased by exchange of shares of Oppenheimer Money Market Fund, Inc. that were purchased and paid for in this manner. This waiver must be requested when the purchase order is placed for shares of the Fund, and the Distributor may require evidence of qualification for this waiver.

        |_| Shares purchased with the proceeds of maturing principal units of any Qualified Unit Investment Liquid Trust Series.

        |_| Shares purchased by the reinvestment of loan repayments by a participant in a Retirement Plan for which the Manager or an affiliate acts as sponsor.

C. Waivers of the Class A Contingent Deferred Sales Charge for Certain Redemptions.

The Class A contingent deferred sales charge is also waived if shares that would otherwise be subject to the contingent deferred sales charge are redeemed in the following cases: |_| To make Automatic Withdrawal Plan payments that are limited annually to no more than 12% of the account value adjusted annually.

        |_| Involuntary redemptions of shares by operation of law or involuntary redemptions of small accounts (please refer to “Shareholder Account Rules and Policies,” in the applicable fund Prospectus).

        |_| For distributions from Retirement Plans, deferred compensation plans or other employee benefit plans for any of the following purposes: 1) Following the death or disability (as defined in the Internal Revenue Code) of the participant or beneficiary. The death or disability must occur after the participant's account was established. 2) To return excess contributions. 3) To return contributions made due to a mistake of fact. 4) Hardship withdrawals, as defined in the plan.8
5) Under a Qualified Domestic Relations Order, as defined in the Internal Revenue Code, or, in the case of an IRA, a divorce or separation agreement described in Section 71(b) of the Internal Revenue Code.

6) To meet the minimum distribution requirements of the Internal Revenue Code. 7) To make "substantially equal periodic payments" as described in Section 72(t) of the Internal Revenue Code. 8) For loans to participants or beneficiaries. 9) Separation from service.9
10) Participant-directed redemptions to purchase shares of a mutual fund (other than a fund managed by the Manager or a subsidiary of the Manager) if the plan has made special arrangements with the Distributor.

11) Plan termination or “in-service distributions,” if the redemption proceeds are rolled over directly to an OppenheimerFunds-sponsored IRA.

        |_| For distributions from 401(k) plans sponsored by broker-dealers that have entered into a special agreement with the Distributor allowing this waiver.

        |_| For distributions from retirement plans that have $10 million or more in plan assets and that have entered into a special agreement with the Distributor.

        |_| For distributions from retirement plans which are part of a retirement plan product or platform offered by certain banks, broker-dealers, financial advisors, insurance companies or record keepers which have entered into a special agreement with the Distributor.

III. Waivers of Class B, Class C and Class N Sales Charges of Oppenheimer Funds ------------------------------------------------------------------------------------------------------------------------

The Class B, Class C and Class N contingent deferred sales charges will not be applied to shares purchased in certain types of transactions or redeemed in certain circumstances described below.

A. Waivers for Redemptions in Certain Cases. The Class B, Class C and Class N contingent deferred sales charges will be waived for redemptions of shares in the following cases: |_| Shares redeemed involuntarily, as described in "Shareholder Account Rules and Policies," in the applicable Prospectus.

        |_| Redemptions from accounts other than Retirement Plans following the death or disability of the last surviving shareholder, including a trustee of a grantor trust or revocable living trust for which the trustee is also the sole beneficiary. The death or disability must have occurred after the account was established, and for disability you must provide evidence of a determination of disability by the Social Security Administration.

        |_| Distributions from accounts for which the broker-dealer of record has entered into a special agreement with the Distributor allowing this waiver.

        |_| Redemptions of Class B shares held by Retirement Plans whose records are maintained on a daily valuation basis by Merrill Lynch or an independent record keeper under a contract with Merrill Lynch.

        |_| Redemptions of Class C shares of Oppenheimer U.S. Government Trust from accounts of clients of financial institutions that have entered into a special arrangement with the Distributor for this purpose.

        |_| Redemptions requested in writing by a Retirement Plan sponsor of Class C shares of an Oppenheimer fund in amounts of $500,000 or more and made more than 12 months after the Retirement Plan’s first purchase of Class C shares, if the redemption proceeds are invested in Class N shares of one or more Oppenheimer funds.

|_| Distributions10 from Retirement Plans or other employee benefit plans for any of the following purposes: 1) Following the death or disability (as defined in the Internal Revenue Code) of the participant or beneficiary. The death or disability must occur after the participant's account was established in an Oppenheimer fund. 2) To return excess contributions made to a participant's account. 3) To return contributions made due to a mistake of fact. 4) To make hardship withdrawals, as defined in the plan.11
5) To make distributions required under a Qualified Domestic Relations Order or, in the case of an IRA, a divorce or separation agreement described in Section 71(b) of the Internal Revenue Code.

6) To meet the minimum distribution requirements of the Internal Revenue Code. 7) To make "substantially equal periodic payments" as described in Section 72(t) of the Internal Revenue Code. 8) For loans to participants or beneficiaries.12 9) On account of the participant's separation from service.13
10) Participant-directed redemptions to purchase shares of a mutual fund (other than a fund managed by the Manager or a subsidiary of the Manager) offered as an investment option in a Retirement Plan if the plan has made special arrangements with the Distributor.

11) Distributions made on account of a plan termination or “in-service” distributions, if the redemption proceeds are rolled over directly to an OppenheimerFunds-sponsored IRA.

12) For distributions from a participant’s account under an Automatic Withdrawal Plan after the participant reaches age 59 1/2, as long as the aggregate value of the distributions does not exceed 10% of the account’s value, adjusted annually.

13) Redemptions of Class B shares under an Automatic Withdrawal Plan for an account other than a Retirement Plan, if the aggregate value of the redeemed shares does not exceed 10% of the account’s value, adjusted annually.

14) For distributions from 401(k) plans sponsored by broker-dealers that have entered into a special arrangement with the Distributor allowing this waiver.

        |_| Redemptions of Class B shares or Class C shares under an Automatic Withdrawal Plan from an account other than a Retirement Plan if the aggregate value of the redeemed shares does not exceed 10% of the account’s value annually.

B. Waivers for Shares Sold or Issued in Certain Transactions. The contingent deferred sales charge is also waived on Class B and Class C shares sold or issued in the following cases: |_| Shares sold to the Manager or its affiliates.

        |_| Shares sold to registered management investment companies or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose.

|_| Shares issued in plans of reorganization to which the Fund is a party.

        |_| Shares sold to present or former officers, directors, trustees or employees (and their “immediate families” as defined above in Section I.A.) of the Fund, the Manager and its affiliates and retirement plans established by them for their employees.

IV. Special Sales Charge Arrangements for Shareholders of Certain Oppenheimer Funds Who Were Shareholders of Former Quest for Value Funds ----------------------------------------------------------------------------------------------------------------------

The initial and contingent deferred sales charge rates and waivers for Class A, Class B and Class C shares described in the Prospectus or Statement of Additional Information of the Oppenheimer funds are modified as described below for certain persons who were shareholders of the former Quest for Value Funds. To be eligible, those persons must have been shareholders on November 24, 1995, when OppenheimerFunds, Inc. became the investment advisor to those former Quest for Value Funds. Those funds include:

Oppenheimer Quest Value Fund, Inc. Oppenheimer Small Cap Value Fund Oppenheimer Quest Balanced Value Fund Oppenheimer Quest Global Value Fund, Inc. Oppenheimer Quest Opportunity Value Fund These arrangements also apply to shareholders of the following funds when they merged (were reorganized) into various Oppenheimer funds on November 24, 1995: Quest for Value U.S. Government Income Fund Quest for Value New York Tax-Exempt Fund Quest for Value Investment Quality Income Fund Quest for Value National Tax-Exempt Fund Quest for Value Global Income Fund Quest for Value California Tax-Exempt Fund All of the funds listed above are referred to in this Appendix as the "Former Quest for Value Funds." The waivers of initial and contingent deferred sales charges described in this Appendix apply to shares of an Oppenheimer fund that are either: |_| acquired by such shareholder pursuant to an exchange of shares of an Oppenheimer fund that was one of the Former Quest for Value Funds, or

        |_| purchased by such shareholder by exchange of shares of another Oppenheimer fund that were acquired pursuant to the merger of any of the Former Quest for Value Funds into that other Oppenheimer fund on November 24, 1995.

A. Reductions or Waivers of Class A Sales Charges. |X| Reduced Class A Initial Sales Charge Rates for Certain Former Quest for Value Funds Shareholders.

Purchases by Groups and Associations. The following table sets forth the initial sales charge rates for Class A shares purchased by members of “Associations” formed for any purpose other than the purchase of securities. The rates in the table apply if that Association purchased shares of any of the Former Quest for Value Funds or received a proposal to purchase such shares from OCC Distributors prior to November 24, 1995.

-------------------------------- ---------------------------- --------------------------------- --------------------- Number of Eligible Employees Initial Sales Charge as a Initial Sales Charge as a % of Concession as % of or Members % of Offering Price Net Amount Invested Offering Price -------------------------------- ---------------------------- --------------------------------- --------------------- -------------------------------- ---------------------------- --------------------------------- --------------------- 9 or Fewer 2.50% 2.56% 2.00% -------------------------------- ---------------------------- --------------------------------- --------------------- -------------------------------- ---------------------------- --------------------------------- --------------------- At least 10 but not more than 2.00% 2.04% 1.60% 49 -------------------------------- ---------------------------- --------------------------------- --------------------- ---------------------------------------------------------------------------------------------------------------------- For purchases by Associations having 50 or more eligible employees or members, there is no initial sales charge on purchases of Class A shares, but those shares are subject to the Class A contingent deferred sales charge described in the applicable fund's Prospectus. Purchases made under this arrangement qualify for the lower of either the sales charge rate in the table based on the number of members of an Association, or the sales charge rate that applies under the Right of Accumulation described in the applicable fund's Prospectus and Statement of Additional Information. Individuals who qualify under this arrangement for reduced sales charge rates as members of Associations also may purchase shares for their individual or custodial accounts at these reduced sales charge rates, upon request to the Distributor.

        |X| Waiver of Class A Sales Charges for Certain Shareholders. Class A shares purchased by the following investors are not subject to any Class A initial or contingent deferred sales charges:

        o Shareholders who were shareholders of the AMA Family of Funds on February 28, 1991 and who acquired shares of any of the Former Quest for Value Funds by merger of a portfolio of the AMA Family of Funds.

        o Shareholders who acquired shares of any Former Quest for Value Fund by merger of any of the portfolios of the Unified Funds.

        |X| Waiver of Class A Contingent Deferred Sales Charge in Certain Transactions. The Class A contingent deferred sales charge will not apply to redemptions of Class A shares purchased by the following investors who were shareholders of any Former Quest for Value Fund:

Investors who purchased Class A shares from a dealer that is or was not permitted to receive a sales load or redemption fee imposed on a shareholder with whom that dealer has a fiduciary relationship, under the Employee Retirement Income Security Act of 1974 and regulations adopted under that law. B. Class A, Class B and Class C Contingent Deferred Sales Charge Waivers.

|X| Waivers for Redemptions of Shares Purchased Prior to March 6, 1995. In the following cases, the contingent deferred sales charge will be waived for redemptions of Class A, Class B or Class C shares of an Oppenheimer fund. The shares must have been acquired by the merger of a Former Quest for Value Fund into the fund or by exchange from an Oppenheimer fund that was a Former Quest for Value Fund or into which such fund merged. Those shares must have been purchased prior to March 6, 1995 in connection with:

        o withdrawals under an automatic withdrawal plan holding only either Class B or Class C shares if the annual withdrawal does not exceed 10% of the initial value of the account value, adjusted annually, and

        o liquidation of a shareholder’s account if the aggregate net asset value of shares held in the account is less than the required minimum value of such accounts.

        |X| Waivers for Redemptions of Shares Purchased on or After March 6, 1995 but Prior to November 24, 1995. In the following cases, the contingent deferred sales charge will be waived for redemptions of Class A, Class B or Class C shares of an Oppenheimer fund. The shares must have been acquired by the merger of a Former Quest for Value Fund into the fund or by exchange from an Oppenheimer fund that was a Former Quest For Value Fund or into which such Former Quest for Value Fund merged. Those shares must have been purchased on or after March 6, 1995, but prior to November 24, 1995:

o redemptions following the death or disability of the shareholder(s) (as evidenced by a determination of total disability by the U.S. Social Security Administration);

        o withdrawals under an automatic withdrawal plan (but only for Class B or Class C shares) where the annual withdrawals do not exceed 10% of the initial value of the account value; adjusted annually, and

        o liquidation of a shareholder’s account if the aggregate net asset value of shares held in the account is less than the required minimum account value.

A shareholder's account will be credited with the amount of any contingent deferred sales charge paid on the redemption of any Class A, Class B or Class C shares of the Oppenheimer fund described in this section if the proceeds are invested in the same Class of shares in that fund or another Oppenheimer fund within 90 days after redemption. V. Special Sales Charge Arrangements for Shareholders of Certain Oppenheimer Funds Who Were Shareholders of Connecticut Mutual Investment Accounts, Inc. -----------------------------------------------------------------------------------------------------------------

The initial and contingent deferred sale charge rates and waivers for Class A and Class B shares described in the respective Prospectus (or this Appendix) of the following Oppenheimer funds (each is referred to as a “Fund” in this section):

Oppenheimer U. S. Government Trust, Oppenheimer Bond Fund, Oppenheimer Value Fund and Oppenheimer Disciplined Allocation Fund

are modified as described below for those Fund shareholders who were shareholders of the following funds (referred to as the “Former Connecticut Mutual Funds”) on March 1, 1996, when OppenheimerFunds, Inc. became the investment adviser to the Former Connecticut Mutual Funds:

Connecticut Mutual Liquid Account Connecticut Mutual Total Return Account Connecticut Mutual Government Securities Account CMIA LifeSpan Capital Appreciation Account Connecticut Mutual Income Account CMIA LifeSpan Balanced Account Connecticut Mutual Growth Account CMIA Diversified Income Account A. Prior Class A CDSC and Class A Sales Charge Waivers.

        |X| Class A Contingent Deferred Sales Charge. Certain shareholders of a Fund and the other Former Connecticut Mutual Funds are entitled to continue to make additional purchases of Class A shares at net asset value without a Class A initial sales charge, but subject to the Class A contingent deferred sales charge that was in effect prior to March 18, 1996 (the “prior Class A CDSC”). Under the prior Class A CDSC, if any of those shares are redeemed within one year of purchase, they will be assessed a 1% contingent deferred sales charge on an amount equal to the current market value or the original purchase price of the shares sold, whichever is smaller (in such redemptions, any shares not subject to the prior Class A CDSC will be redeemed first).

Those shareholders who are eligible for the prior Class A CDSC are:
1) persons whose purchases of Class A shares of a Fund and other Former Connecticut Mutual Funds were $500,000 prior to March 18, 1996, as a result of direct purchases or purchases pursuant to the Fund’s policies on Combined Purchases or Rights of Accumulation, who still hold those shares in that Fund or other Former Connecticut Mutual Funds, and

2) persons whose intended purchases under a Statement of Intention entered into prior to March 18, 1996, with the former general distributor of the Former Connecticut Mutual Funds to purchase shares valued at $500,000 or more over a 13-month period entitled those persons to purchase shares at net asset value without being subject to the Class A initial sales charge

Any of the Class A shares of a Fund and the other Former Connecticut Mutual Funds that were purchased at net asset value prior to March 18, 1996, remain subject to the prior Class A CDSC, or if any additional shares are purchased by those shareholders at net asset value pursuant to this arrangement they will be subject to the prior Class A CDSC. |X|
Class A Sales Charge Waivers. Additional Class A shares of a Fund may be purchased without a sales charge, by a person who was in one (or more) of the categories below and acquired Class A shares prior to March 18, 1996, and still holds Class A shares:

1) any purchaser, provided the total initial amount invested in the Fund or any one or more of the Former Connecticut Mutual Funds totaled $500,000 or more, including investments made pursuant to the Combined Purchases, Statement of Intention and Rights of Accumulation features available at the time of the initial purchase and such investment is still held in one or more of the Former Connecticut Mutual Funds or a Fund into which such Fund merged;

2) any participant in a qualified plan, provided that the total initial amount invested by the plan in the Fund or any one or more of the Former Connecticut Mutual Funds totaled $500,000 or more;

3) Directors of the Fund or any one or more of the Former Connecticut Mutual Funds and members of their immediate families; 4) employee benefit plans sponsored by Connecticut Mutual Financial Services, L.L.C. ("CMFS"), the prior distributor of the Former Connecticut Mutual Funds, and its affiliated companies;
5) one or more members of a group of at least 1,000 persons (and persons who are retirees from such group) engaged in a common business, profession, civic or charitable endeavor or other activity, and the spouses and minor dependent children of such persons, pursuant to a marketing program between CMFS and such group; and

6) an institution acting as a fiduciary on behalf of an individual or individuals, if such institution was directly compensated by the individual(s) for recommending the purchase of the shares of the Fund or any one or more of the Former Connecticut Mutual Funds, provided the institution had an agreement with CMFS.

Purchases of Class A shares made pursuant to (1) and (2) above may be subject to the Class A CDSC of the Former Connecticut Mutual Funds described above. Additionally, Class A shares of a Fund may be purchased without a sales charge by any holder of a variable annuity contract issued in New York State by Connecticut Mutual Life Insurance Company through the Panorama Separate Account which is beyond the applicable surrender charge period and which was used to fund a qualified plan, if that holder exchanges the variable annuity contract proceeds to buy Class A shares of the Fund. B. Class A and Class B Contingent Deferred Sales Charge Waivers.

In addition to the waivers set forth in the Prospectus and in this Appendix, above, the contingent deferred sales charge will be waived for redemptions of Class A and Class B shares of a Fund and exchanges of Class A or Class B shares of a Fund into Class A or Class B shares of a Former Connecticut Mutual Fund provided that the Class A or Class B shares of the Fund to be redeemed or exchanged were (i) acquired prior to March 18, 1996 or (ii) were acquired by exchange from an Oppenheimer fund that was a Former Connecticut Mutual Fund. Additionally, the shares of such Former Connecticut Mutual Fund must have been purchased prior to March 18, 1996:

1) by the estate of a deceased shareholder;
2) upon the disability of a shareholder, as defined in Section 72(m)(7) of the Internal Revenue Code; 3) for retirement distributions (or loans) to participants or beneficiaries from retirement plans qualified under Sections 401(a) or 403(b)(7)of the Code, or from IRAs, deferred compensation plans created under Section 457 of the Code, or other employee benefit plans;

4) as tax-free returns of excess contributions to such retirement or employee benefit plans; 5) in whole or in part, in connection with shares sold to any state, county, or city, or any instrumentality, department, authority, or agency thereof, that is prohibited by applicable investment laws from paying a sales charge or concession in connection with the purchase of shares of any registered investment management company;

6) in connection with the redemption of shares of the Fund due to a combination with another investment company by virtue of a merger, acquisition or similar reorganization transaction;

7) in connection with the Fund's right to involuntarily redeem or liquidate the Fund;
8) in connection with automatic redemptions of Class A shares and Class B shares in certain retirement plan accounts pursuant to an Automatic Withdrawal Plan but limited to no more than 12% of the original value annually; or

9) as involuntary redemptions of shares by operation of law, or under procedures set forth in the Fund’s Articles of Incorporation, or as adopted by the Board of Directors of the Fund.

V. Special Reduced Sales Charge for Former Shareholders of Advance America Funds, Inc. -----------------------------------------------------------------------------------------------------------------

Shareholders of Oppenheimer Municipal Bond Fund, Oppenheimer U.S. Government Trust, Oppenheimer Strategic Income Fund and Oppenheimer Capital Income Fund who acquired (and still hold) shares of those funds as a result of the reorganization of series of Advance America Funds, Inc. into those Oppenheimer funds on October 18, 1991, and who held shares of Advance America Funds, Inc. on March 30, 1990, may purchase Class A shares of those four Oppenheimer funds at a maximum sales charge rate of 4.50%.

VI. Sales Charge Waivers on Purchases of Class M Shares of Oppenheimer Convertible Securities Fund ----------------------------------------------------------------------------------------------------------------------

Oppenheimer Convertible Securities Fund (referred to as the “Fund” in this section) may sell Class M shares at net asset value without any initial sales charge to the classes of investors listed below who, prior to March 11, 1996, owned shares of the Fund’s then-existing Class A and were permitted to purchase those shares at net asset value without sales charge:

|_| the Manager and its affiliates,

        |_| present or former officers, directors, trustees and employees (and their “immediate families” as defined in the Fund’s Statement of Additional Information) of the Fund, the Manager and its affiliates, and retirement plans established by them or the prior investment advisor of the Fund for their employees,

        |_| registered management investment companies or separate accounts of insurance companies that had an agreement with the Fund’s prior investment advisor or distributor for that purpose,

        |_| dealers or brokers that have a sales agreement with the Distributor, if they purchase shares for their own accounts or for retirement plans for their employees,

        |_| employees and registered representatives (and their spouses) of dealers or brokers described in the preceding section or financial institutions that have entered into sales arrangements with those dealers or brokers (and whose identity is made known to the Distributor) or with the Distributor, but only if the purchaser certifies to the Distributor at the time of purchase that the purchaser meets these qualifications,

        |_| dealers, brokers, or registered investment advisors that had entered into an agreement with the Distributor or the prior distributor of the Fund specifically providing for the use of Class M shares of the Fund in specific investment products made available to their clients, and

        |_| dealers, brokers or registered investment advisors that had entered into an agreement with the Distributor or prior distributor of the Fund’s shares to sell shares to defined contribution employee retirement plans for which the dealer, broker, or investment advisor provides administrative services.

D-3 Appendix D ---------------------------------------------------------------------------------------------------------------------- QUALIFYING HYBRID INSTRUMENTS ---------------------------------------------------------------------------------------------------------------------- Section 2(f) of the Commodities Exchange Act (the "Act") ("Exclusion for qualifying hybrid instruments") (1) In general Nothing in this chapter (other than section 16(e)(2)(B) of this title) governs or is applicable to a hybrid -- instrument that is predominantly a security. (2) Predominance. A hybrid instrument shall be considered to be predominantly a security if - (A)
the issuer of the hybrid instrument receives payment in full of the purchase price of the hybrid instrument, substantially contemporaneously with delivery of the hybrid instrument;

(B)
the purchaser or holder of the hybrid instrument is not required to make any payment to the issuer in addition to the purchase price paid under subparagraph (A), whether as margin, settlement payment, or otherwise, during the life of the hybrid instrument or at maturity;

(C) the issuer of the hybrid instrument is not subject by the terms of the instrument to mark-to-market margining requirements; and (D)
the hybrid instrument is not marketed as a contract of sale of a commodity for future delivery (or option on such a contract) subject to this chapter.

(3) Mark-to-market margining requirements.
For the purposes of paragraph (2)(C), mark-to-market margining requirements do not include the obligation of an issuer of a secured debt instrument to increase the amount of collateral held in pledge for the benefit of the purchaser of the secured debt instrument to secure the repayment obligations of the issuer under the secured debt instrument.

Section 34.3 Hybrid Instrument Exemption

(a) A hybrid instrument is exempt from all provisions of the Act and any person or class of persons offering, entering into, rendering advice or rendering other services with respect to such exempt hybrid instrument is exempt for such activity from all provisions of the Act (except in each case Section 2(a)(1)(B)), provided the following terms and conditions are met:

(1) The instrument is: (i) An equity or debt security within the meaning of Section 2(l) of the Securities Act of 1933; or
(ii) A demand deposit, time deposit or transaction account within the meaning of 12 CFR 204.2(b)(1), (c)(1) and (e), respectively, offered by an insured depository institution as defined in Section 3 of the Federal Deposit Insurance Act; an insured credit union as defined in Section 101 of the Federal Credit Union Act; or a Federal or State branch or agency of a foreign bank as defined in Section 1 of the International Banking Act;

(2) The sum of the commodity-dependent values of the commodity-dependent components is less than the commodity-independent value of the commodity-independent component; (3) Provided that:
(i) An issuer must receive full payment of the hybrid instrument’s purchase price, and a purchaser or holder of a hybrid instrument may not be required to make additional out-of-pocket payments to the issuer during the life of the instrument or at maturity; and

(ii) The instrument is not marketed as a futures contract or a commodity option, or, except to the extent necessary to describe the functioning of the instrument or to comply with applicable disclosure requirements, as having the characteristics of a futures contract or a commodity option; and

(iii) The instrument does not provide for settlement in the form of a delivery instrument that is specified as such in the rules of a designated contract market;

(4) The instrument is initially issued or sold subject to applicable federal or state securities or banking laws to persons permitted thereunder to purchase or enter into the hybrid instrument.

E-1 Appendix E QUALIFYING SWAP TRANSACTIONS Section 2(g) of the Act ("Excluded swap transactions") No provision of this chapter (other than section 7a (to the extent provided in section 7A(g) of this -- title), 7a-1, 7a-3, or 16(e)(2) of this title) shall apply to or govern any agreement, contract, or transaction in a commodity other than an agricultural commodity if the agreement, contract, or transaction is - (1)
entered into only between persons that are eligible contract participants at the time they enter into the agreement, contract, or transaction;

(2) subject to individual negotiation by the parties; and (3) not executed or traded on a trading facility. Section 35.2 Exemption A swap agreement is exempt from all provisions of the Act and any person or class of persons offering, entering into, rendering advice, or rendering other services with respect to such agreement, is exempt for such activity from all provisions of the Act (except in each case the provisions of Sections 2(a)(1)(B), 4b, and 4o of the Act and Section 32.9 of this chapter as adopted under Section 4c(b) of the Act, and the provisions of Sections 6(c) and 9(a)(2) of the Act to the extent these provisions prohibit manipulation of the market price of any commodity in interstate commerce or for future delivery on or subject to the rules of any contract market), provided the following terms and conditions are met: (a) the swap agreement is entered into solely between eligible swap participants at the time such persons enter into the swap agreement; (b) the swap agreement is not part of a fungible class of agreements that are standardized as to their material economic terms; (c) the creditworthiness of any party having an actual or potential obligation under the swap agreement would be a material consideration in entering into or determining the terms of the swap agreement, including pricing, cost, or credit enhancement terms of the swap agreement; and (d) the swap agreement is not entered into and traded on or through a multilateral transaction execution facility; Provided, however, That paragraphs (b) and (d) of Rule 35.2 shall not be deemed to preclude arrangements or facilities between parties to swap agreements, that provide for netting of payment obligations resulting from such swap agreements nor shall these subsections be deemed to preclude arrangements or facilities among parties to swap agreements, that provide for netting of payments resulting from such swap agreements; Provided further, That any person may apply to the Commission for exemption from any of the provisions of the Act (except 2(a)(1)(B)) for other arrangements or facilities, on such terms and conditions as the Commission deems appropriate, including but not limited thereto, the applicability of other regulatory regimes. 36 2 Oppenheimer Real Asset Fund(R) Internet Web Site: WWW.OPPENHEIMERFUNDS.COM ------------------------ Investment Advisor OppenheimerFunds, Inc. 498 Seventh Avenue New York, New York 10018 Distributor OppenheimerFunds Distributor, Inc. 498 Seventh Avenue New York, New York 10018 Transfer Agent OppenheimerFunds Services P.O. Box 5270 Denver, Colorado 80217 1.800.525.7048 Custodian Bank The Bank of New York One Wall Street New York, New York 10015 Independent Auditors Deloitte & Touche LLP 555 Seventeenth Street Denver, Colorado 80202 Legal Counsel Myer, Swanson, Adams & Wolf, P.C. 1600 Broadway Denver, Colorado 80202 Special Counsel Kramer Levin Naftalis & Frankel LLP 919 Third Avenue New York, New York 10022 1234 PX735.001.1201

__________ 1. Messrs. Bowen, Cameron and Marshall are not Directors of Panorama Series Fund, Inc. Messrs. Armstrong, Bowen, Cameron, Fossel and Marshall are not Managing General Partners of Centennial America Fund, L.P. Mr. Murphy is not a Trustee or Managing General Partner of any of the Centennial trusts.

2. In accordance with Rule 12b-1 of the Investment Company Act, the term “Independent Trustees” in this Statement of Additional Information refers to those Trustees who are not “interested persons” of the Fund and who do not have any direct or indirect financial interest in the operation of the distribution plan or any agreement under the plan. 3 Certain waivers also apply to Class M shares of Oppenheimer Convertible Securities Fund. 4 In the case of Oppenheimer Senior Floating Rate Fund, a continuously-offered closed-end fund, references to contingent deferred sales charges mean the Fund’s Early Withdrawal Charges and references to “redemptions” mean “repurchases” of shares.

5 An “employee benefit plan” means any plan or arrangement, whether or not it is “qualified” under the Internal Revenue Code, under which Class N shares of an Oppenheimer fund or funds are purchased by a fiduciary or other administrator for the account of participants who are employees of a single employer or of affiliated employers. These may include, for example, medical savings accounts, payroll deduction plans or similar plans. The fund accounts must be registered in the name of the fiduciary or administrator purchasing the shares for the benefit of participants in the plan.

6 The term “Group Retirement Plan” means any qualified or non-qualified retirement plan for employees of a corporation or sole proprietorship, members and employees of a partnership or association or other organized group of persons (the members of which may include other groups), if the group has made special arrangements with the Distributor and all members of the group participating in (or who are eligible to participate in) the plan purchase shares of an Oppenheimer fund or funds through a single investment dealer, broker or other financial institution designated by the group. Such plans include 457 plans, SEP-IRAs, SARSEPs, SIMPLE plans and 403(b) plans other than plans for public school employees. The term “Group Retirement Plan” also includes qualified retirement plans and non-qualified deferred compensation plans and IRAs that purchase shares of an Oppenheimer fund or funds through a single investment dealer, broker or other financial institution that has made special arrangements with the Distributor.

7 However, that concession will not be paid on purchases of shares in amounts of $1 million or more (including any right of accumulation) by a Retirement Plan that pays for the purchase with the redemption proceeds of Class C shares of one or more Oppenheimer funds held by the Plan for more than one year. 8 This provision does not apply to IRAs.

9 This provision does not apply to 403(b)(7) custodial plans if the participant is less than age 55, nor to IRAs. 10 The distribution must be requested prior to Plan termination or the elimination of the Oppenheimer funds as an investment option under the Plan.

11 This provision does not apply to IRAs. 12 This provision does not apply to loans from 403(b)(7) custodial plans.

13 This provision does not apply to 403(b)(7) custodial plans if the participant is less than age 55, nor to IRAs.